        Investing
        for the                               [PHOTO OF BRICK WALL APPEARS HERE]
        21st
        Century                                            EDUCATION





        Semiannual Report March 31, 1998


[PHOTO OF HIGHWAY AT
 NIGHT APPEARS HERE]                                                  California

                                  EATON VANCE                            Florida

                                  MUNICIPALS                       Massachusetts

                                     TRUST                           Mississippi

                                                                        New York

                     Global Management-Global Distribution                  Ohio

                                                                    Rhode Island

                                                                   West Virginia

[PHOTO OF EXTENSION BRIDGE APPEARS HERE]

Eaton Vance Municipals Funds as of March 31, 1998

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President


The past six months have been favorable for the municipal bond market. Low inflation and declining interest rates produced strong returns for the tax-exempt sector. As a measure of overall municipal bond market performance, the Lehman Brothers Municipal Bond Index* -- a widely recognized, unmanaged index of municipal bonds -- had a total return of 3.9% for the six months ended March 31, 1998.

Amid volatile global markets, more investors were drawn to municipal bonds...

Against a backdrop of moderate-to-strong economic growth and low inflation, investors in 1997 again focused on the unique advantages of municipals, which remain among the best tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for states and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have since recovered, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.


*It is not possible to invest directly in an index.


Municipal bonds yield 88% of Treasury yields

[BAR GRAPH APPEARS HERE]

30-Year AAA rated General Obligation (GO) Bonds*            5.24%
Taxable equivalent yield in 36% tax bracket                 8.19%
30-Year Treasury bond                                       5.93%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of March 31, 1998.

Past performance is no guarantee of future results.
Source: Bloomberg L.P.


The current economic climate should bring more opportunities for municipal investors...

At present, there is little sign of inflation on the horizon, and, with the Asian turmoil of recent months, it's possible that the economy may slow somewhat during 1998. Meanwhile, the federal budget situation has improved dramatically in the past several years.

Naturally, those conditions are subject to change over time. The market could be vulnerable if the economy strengthens or the budget situation unexpectedly worsens. We will, of course, continue to closely monitor economic progress.

As for the tax-exempt market, municipal bonds currently represent unusual value relative to their taxable counterparts. We believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.

                             Sincerely,

                             /s/ Thomas J. Fetter


                             Thomas J. Fetter,
                             President
                             May 4, 1998

--------------------------------------------------------------------------------
Effective November 24, 1997, Thomas J. Fetter became Portfolio Manager of the New York Municipals Portfolio and Robert MacIntosh became Portfolio Manager of the Rhode Island Municipals Portfolio. Mr. Fetter and Mr. MacIntosh are both Vice Presidents of Eaton Vance Management and Boston Management and Research, and both manage other Eaton Vance municipal portfolios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

California Municipals Fund as of March 31, 1998

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . California finished 1997 with strong economic performance. The labor force increased 309,800 during the year to over 16 million, a 2.9% annual growth rate which exceeded the national employment growth rate of 2.5%. Unemployment declined to 5.8% in February, 1998 from 6.7% a year earlier.

 . California's economic growth in the past year has been supported by a broad base of industry sectors. The construction sector grew 10.8%, aided by declining mortgage rates. Manufacturing grew 4.4%, led by textiles and apparels with 11.3% and 4.2% growth rates, respectively. Services showed solid growth, with particular strength in transportation, communications, financial services, and business services.

 . California continues to lead the nation in the computer software and motion pictures industries. In computer software, the state is the nation's leading employer, with 20% of the estimated 600,000 jobs nationwide. In motion pictures, nearly 75% of all feature films are produced in California. It is estimated that this industry is responsible for up to 600,000 jobs statewide, with an annual payroll of $22 billion.

Management Update
--------------------------------------------------------------------------------
 . During the period, we continued to focus on the Fund's structure, which consists of the coupon, maturity and length to call of its holdings. In so doing, we replaced several current coupon bonds with some zero coupon bonds and some 5% issues that had excellent call protection.

 . The California municipal market continues to provide us with opportunities for finding bonds that are not only high-yielding, but which also have solid credit fundamentals. The strong economy is largely responsible for this, and we have been particularly fortunate in the housing and health care sectors.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.4%. This return resulted from an increase in net asset value
  (NAV) per share to $11.08 on March 31, 1998 from $10.90 on September 30, 1997 and the reinvestment of $0.292 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.0% during the period, the result of an increase in NAV to $10.18 from $10.01 and the reinvestment of $0.224 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $11.08 for Class A and $10.18 for Class B, the distribution rates were 5.28% and 4.42%, respectively./2/ The SEC 30-day yields at March 31 were 4.45% and 3.75%, respectively./3/


Your Investment at Work
--------------------------------------------------------------------------------
  San Diego County Water Authority                        [ARTWORK APPEARS HERE]
  Water Revenue Refunding Certificates
  of Participation -- Series 1993A

 . This bond issue financed significant improvements to the pipeline system that provides water to the San Diego metropolitan area. Conceived from an extensive study in 1987, the improvements are designed to increase capacity to meet present and future demands -- especially during peak usage -- eliminate bottlenecks, increase reliability and flexibility, and provide for an extension of a proposed new major pipeline.

 . The bonds are triple-A-rated by both Moody's and Standard & Poor's and are insured by the Financial Guaranty Insurance Company (FGIC).+
--------------------------------------------------------------------------------

Fund Information
as of March 31, 1998


Performance/4/                                                  Class A Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                         12.9%    11.9%
Five Years                                                        N.A.     5.8
Ten Years                                                         N.A.     6.8
Life of Fund*                                                     8.8      6.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                          7.5%     6.9%
Five Years                                                        N.A.     5.5
Ten Years                                                         N.A.     6.8
Life of Fund*                                                     7.4      6.7

* Inception Dates -- Class A: 5/27/94; Class B: 12/19/85

[BAR GRAPH APPEARS HERE]

5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

Escrowed                                               23.2%
Lease Revenue/ Certificates of Participation           17.5%
Insured Water & Sewer+                                  9.9%
Special Tax Revenue                                     8.4%
Cogeneration                                            7.7%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                        74
Average Maturity                 21.6 Yrs.
Effective Maturity               13.2 Yrs.
Average Rating                          A+
Average Call                     10.4 Yrs.
Average Dollar Price               $100.99

+Private insurance does not remove the interest rate risks that are associated with these investments.

/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

Florida Municipals Fund as of March 31, 1998

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Florida's economy continues to enjoy great strength, driven by a diverse base that includes a booming service sector. The service sector accounts for over 35% of total non-farm employment and is dominated by tourism.

 . Florida's tourism industry includes amusement and recreation services, which added over 49,000 jobs last year and led to increased employment in the hotel industry. According to the Travel Industry Association, Florida has surpassed California and Hawaii as the number one tourist destination in the U.S.

 . Other important sectors in the Florida economy include construction -- which slowed somewhat in 1997 from the rapid growth of the mid-1990's -- and manufacturing, which accounts for almost 8% of total employment. Within manufacturing, the aerospace, telecommunications equipment, and defense industries should continue to show strength in 1998.

Management Update
--------------------------------------------------------------------------------
 . To maintain the Portfolio's upside potential in a declining interest rate environment, we have, in the past six months, sold some of the higher coupon holdings and have added some discounts. Our goal is to keep a diverse group of bonds in which high- and low-coupon issues are balanced around the ever-changing market interest rates.

 . During the period, we increased our holdings of high-quality, insured issues. These tended to perform well in a declining interest rate environment.

 . We have added to the Portfolio's holdings of general obligations (GO) bonds, reflecting the healthy economic conditions in Florida, and have also increased the Portfolio's insured hospital holdings. The Portfolio's non-rated holdings -- which our analysts are highly selective in choosing -- have increased during the period. Non-rated bonds, when chosen carefully, can add yield without significantly affecting the Portfolio's credit quality.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 5.4%. This return resulted from an increase in net asset value
  (NAV) per share to $10.93 on March 31, 1998 from $10.64 on September 30, 1997 and the reinvestment of $0.280 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 5.0% during the period, the result of an increase in NAV to $11.20 from $10.90 and the reinvestment of $0.241 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $10.93 for Class A and $11.20 for Class B, the distribution rates were 4.94% and 4.22%, respectively./2/ The SEC 30-day yields at March 31 were 4.50% and 3.90%, respectively./3/

Your Investment at Work                                   [ARTWORK APPEARS HERE]
--------------------------------------------------------------------------------
  Volusia County Educational Facilities Authority Revenue Bonds -- Embry-Riddle Aeronautical University Project

 . This bond issue financed a major construction and renovation project at Embry-
  Riddle Aeronautical University, an aviation training college with campuses in Daytona Beach, Florida and Prescott, Arizona.

 . The projects for the Florida campus included purchasing real estate for expansion of the University; developing infrastructure -- such as roads, water and electricity -- on the new land; constructing a new field house on the campus; constructing a new Engineering Center; and purchasing and installing new administrative and academic computer systems.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance/4/                                                   Class A Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                           11.0%   10.3%
Five Years                                                          N.A.    5.4
Life of Fund*                                                       8.1     7.5

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                            5.7%    5.3%
Five Years                                                          N.A.    5.0
Life of Fund*                                                       6.8     7.5

*Inception Dates -- Class A: 4/5/94; Class B: 8/28/90


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

[BAR GRAPH APPEARS HERE]

General Obligations                     18.2%
Housing                                 10.2%
Insured Hospitals+                       8.0%
Electric Utilities                       7.8%
Escrowed                                 7.3%


Portfolio Overview/5/
--------------------------------------------------------------------------------
Number of Issues                         111
Average Maturity                   22.9 Yrs.
Effective Maturity                 13.6 Yrs.
Average Rating                           AA-
Average Call                        8.2 Yrs.
Average Dollar Price                 $101.41

+Private insurance does not remove the interest rate risks that are associated with these investments.

/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal income and state intangibles taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Massachusetts Municipals Fund as of March 31, 1998

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Massachusetts' economy benefits from diverse sources of strength -- most notably the high-technology and financial services industries -- which have produced solid growth, high personal incomes, and very low unemployment. The unemployment rate reached a 9-year low of 3.3% in February, 1998. Employment increased 3.1% in the 12 months ending February, 1998, reaching an all-time high of 3.19 million.

 . Massachusetts is one of the nation's leaders in high-technology -- which includes computers and biotechnology -- as well as financial services, especially mutual funds. High-tech employment in the state grew 6.1% over the past year -- twice as fast as the national average. In the mutual funds industry, Boston is second only to New York, employing 45,000.

 . Despite the booming economy, however, Massachusetts has one of the highest per capita debt levels in the nation. Major projects, such as a new convention center and the Central Artery/Third Harbor Tunnel Project, could create financial pressures in the years to come.

Management Discussion
--------------------------------------------------------------------------------
 . The strong economy in Massachusetts has produced large budget surpluses which, in turn, has led to continued upgrades for the state's general obligation debt. These upgrades have had a positive ripple effect on the state's municipal bonds generally.

 . We continued to add zero coupon bonds, which improve the Fund's structure and can add performance upside. One of our recent additions is Massachusetts Biomedical Research, a subsidiary of Partners Healthcare.

 . Several of the Fund's holdings, particularly in the healthcare sector, have been prerefunded. This not only increased their credit quality, but also boosted their market value.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.7%. This return resulted from an increase in net asset value
  (NAV) per share to $9.80 on March 31, 1998 from $9.62 on September 30, 1997 and the reinvestment of $0.265 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.2% during the period, the result of an increase in NAV to $10.89 from $10.69 and the reinvestment of $0.242 per share in tax-free dividend income./1/

 . The Fund's Class I shares had a total return of 4.7% during the period, the result of an increase in NAV to $10.09 from $9.89 and the reinvestment of $0.264 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.80 for Class A, $10.89 for Class B, and $10.09 for Class I, the distribution rates were 5.42%, 4.45%, and 5.25%, respectively./2/ The SEC 30-day yields at March 31 were 4.52%, 3.84%, and 4.78%, respectively./3/

Your Investment at Work                                   [ARTWORK APPEARS HERE]
--------------------------------------------------------------------------------
  Massachusetts Port Authority Revenue Bonds -- Series 1990-A

 . This bond issue has been used primarily to finance improvements to Boston's
  Logan International Airport and the Maurice J. Tobin Memorial Bridge.

 . Improvements to the bridge included replacing the toll plaza, repairing the bridge deck, and constructing a pier protection system. Improvements at the airport included runway repairs, a new fire station, new security systems, electrical and water upgrades, an elevated walkway to Terminal E, and new cargo facilities.
--------------------------------------------------------------------------------

Fund Information
as of March 31, 1998


Performance/4/                  Class A  Class B    Class I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          12.3%    11.3%     12.3%
Five Years                        N.A.      5.4       N.A.
Life of Fund*                      5.1      7.0       5.9%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                           7.0%     6.3%      N.A.
Five Years                        N.A.      5.1       N.A.
Life of Fund*                      3.9      7.0       N.A.

*Inception Dates -- Class A:12/7/93; Class B:4/18/91; Class I: 6/17/93

[BAR GRAPH APPEARS HERE]

5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

Hospitals                       23.6%
Transportation                  11.7%
Insured Hospitals+               9.5%
Water & Sewer                    8.7%
Housing                          8.6%

+Private insurance does not remove the interest rate risks that are associated with these investments.


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                            82
Average Maturity                     21.9 Yrs.
Effective Maturity                   10.5 Yrs.
Average Rating                               A
Average Call                          7.1 Yrs.
Average Dollar Price                   $100.54

/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. There is no sales charge for the Fund's Class I shares. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns do not apply to Class I shares because there is no sales charge. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Mississippi Municipals Fund as of March 31, 1998

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . In 1997, Mississippi continued to become increasingly reliant on services and less so on its traditional manufacturing base. Employment in the services sector, led by hotel and lodging, increased 1.8% between the third quarter of 1996 and the third quarter of 1997. Healthcare, an important service industry, grew 1.6% in the same 12-month period.

 . Tourism continues to be a big part of Mississippi's changing economy, driven by the state's booming casino business. Nine casinos along the coast have announced plans to expand hotel space, increasing the total to approximately 4,500 rooms. This growth has contributed to a decline in the state's unemployment rate to 5.4% in February, 1998 from 6.0% a year earlier.

 . Significant investments in the manufacturing sector should help it rebound from a sluggish 1997. Commitments from such companies as Chevron, Caterpillar, and Irvan Automotive are expected to bring jobs and growth. Meanwhile, the state's trade sector is growing rapidly, led by exports of electronic equipment, food, machinery, computers, and paper.


Management Update
--------------------------------------------------------------------------------
 . During the six-month period, we have focused on maintaining the "barbell" structure of the Portfolio, wherein lower-coupon, performance-oriented bonds are combined with higher-coupon bonds. As interest rates have declined, some realignment of the Portfolio was necessary to maintain this structure. Of course, we have sought the maximum call protection possible in each new bond that we acquired.

 . To maintain as high a dividend as is appropriate, we have sought some lower quality, yield-oriented bonds. In recent months, we found excellent value in the industrial development and hospital sectors, where we acquired solid credits with good fundamentals, high coupons and long call dates.


The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.0%. This return resulted from an increase in net asset value
  (NAV) per share to $9.88 on March 31, 1998 from $9.74 on September 30, 1997 and the reinvestment of $0.242 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 3.7% during the period, the result of an increase in NAV to $10.12 from $9.97 and the reinvestment of $0.212 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.88 for Class A and $10.12 for Class B, the distribution rates were 4.91% and 4.21%, respectively./2/ The SEC 30-day yields at March 31 were 4.04% and 3.40%, respectively./3/

[ART APPEARS HERE]

Your Investment at Work
--------------------------------------------------------------------------------
  Hinds County, Mississippi Urban Renewal Revenue Refunding Bonds, Series 1993 -- Woodbridge Apartments Project

 . The proceeds from this bond issue refinanced a previous issue. The original issue provided funding for mortgage loans, insured by the Federal Housing Administration (FHA), to construct the 192-unit, multi-family Woodbridge housing project in Jackson, Mississippi. The housing complex was designed for people of low or moderate income.

 . The bonds carry an attractive 6.25% coupon and have good call protection. In addition, payment of interest and principal is secured, in part, by the FHA.

--------------------------------------------------------------------------------
/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance/4/                  Class A   Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                         10.2%     9.8%
Five Years                        N.A.     N.A.
Life of Fund*                      4.9      5.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          4.9%     4.8%
Five Years                        N.A.     N.A.
Life of Fund*                      3.7      4.8

*Inception Dates -  Class A:12/7/93; Class B:6/11/93


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

[BAR GRAPH APPEARS HERE]

Industrial Development/Pollution Control        16.8%
Insured Hospitals                               14.7%
Housing                                         14.5%
Lease/Certificates of Participation             10.3%
Electric Utilities                               9.8%

Portfolio Overview/5/
--------------------------------------------------------------------------------
Number of Issues            31
Average Maturity     20.0 Yrs.
Effective Maturity    9.6 Yrs.
Average Rating             AA-
Average Call          9.2 Yrs.
Average Dollar Price   $106.07


+Private insurance does not remove the interest rate risks that are associated with these investments.

New York Municipals Fund as of March 31, 1998

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The strength of the national economy is finally starting to have an impact on New York. The state added 96,000 jobs in 1997, an increase of 1.2%. However, New York's growth continued to lag that of the nation, where employment rose 2.3%. The gap is expected to narrow slightly in 1998, led by strength in the service and finance sectors.

 . Wall Street activity was again a major boost to New York's economy, as the sharp rise in corporate underwriting and merger-and-acquisition activity contributed to robust profit growth. Bonuses earned in the state's financial sectors added $4.2 billion to state personal income growth in 1997.

 . With downsizing among large New York companies exacting a heavy toll, small business growth has become central to the state's job creation. It's estimated that small business has added more than 500,000 jobs since 1992, while large companies have reduced their workforce by nearly 250,000.

Management Update
--------------------------------------------------------------------------------
 . The success of New York City's securities industry and the accompanying increase in sales and income tax revenues has spilled over to the rest of the state, giving the overall economy a boost and upgrading the state's GO rating. As a result, state appropriation bonds have risen in value -- a very positive development due to their significant weighting in the Fund.

 . When rates were in the 7% range in early 1997, we extended the maturities of the Fund's non-callable holdings, picking up additional yield in the process. This improved the Fund's overall call protection and its price appreciation in the subsequent rally.

 . New York City water bonds have become very prevalent in the municipal market.
  Varying coupon structures have provided liquid trading vehicles for making several relative value trades that benefited the Fund.


The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.5%. This return resulted from an increase in net asset value
  (NAV) per share to $10.69 on March 31, 1998 from $10.51 on September 30, 1997 and the reinvestment of $0.287 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.0% during the period, the result of an increase in NAV to $11.50 from $11.30 and the reinvestment of $0.253 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $10.69 for Class A and $11.50 for Class B, the distribution rates were 5.38% and 4.41%, respectively./2/ The SEC 30-day yields at March 31 were 4.27% and 3.84%, respectively./3/
[ART APPEARS HERE]


Your Investment at Work
--------------------------------------------------------------------------------
  Albany County, New York General Obligation Bonds -- Bethlehem Central School District Serial Bonds, 1990.

 . The proceeds from this bond issue were used to help fund several capital projects in this school district. Projects included reconstructing and making additions to several elementary and middle schools.

 . The Bethlehem Central School District is located in the Capital District of
  Albany County, serving a population of over 23,000 who live and work primarily in the City of Albany.

 . The bonds, which carry triple-A ratings from both Moody's and Standard
  & Poor's, are insured through AMBAC Indemnity Corp./1/

--------------------------------------------------------------------------------
/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance/4/                  Class A  Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          11.7%    10.7%
Five Years                        N.A.      5.7
Life of Fund*                      7.9      8.0

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                           6.4%     5.7%
Five Years                        N.A.      5.4
Life of Fund*                      6.6      8.0

*Inception Dates -  Class A:4/15/94; Class B:8/30/90


[BAR GRAPH APPEARS HERE]
5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

Education                               15.5%
Loans/ Certificates of Participation    14.8%
Hospitals                                8.4%
Special Tax                              6.6%
Housing                                  5.7%

+Private insurance does not remove the interest rate risks that are associated with these investments.


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues           115
Average Maturity     20.0 Yrs.
Effective Maturity   14.5 Yrs.
Average Rating               A
Average Call         12.0 Yrs.
Average Dollar Price   $103.77

Ohio Municipals Fund as of March 31, 1998


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Ohio's labor market has remained strong in recent months. According to the Ohio Bureau of Employment Services, the state saw an increase of 14,000 jobs in January, with most growth occurring in the business and health services areas. Over the one-year period, the number of employed Ohioans has increased by 169,000.

 . The Asian crisis, which rocked the financial markets in late 1997, has moderated somewhat in recent months. Nonetheless, weakness in the Asian economies is likely to persist through 1998 and into 1999, and this could modestly dampen export demand for Ohio's manufactured goods.

 . Ohio tax revenues have exceeded estimates by 2.1% in the current fiscal year. Continued low employment and strong consumer buying power have resulted in strong year-to-date income and sales tax receipts.

Management Update
--------------------------------------------------------------------------------
 . The bond market has been favorable over the past six months, with declining interest rates translating into solid total returns for investors. In this environment, we have focused on increasing performance without sacrificing yield. Where possible, we have sold some of our premium, or higher-coupon, issues and replaced them with lower coupon bonds which perform better in a rally.

 . Our research staff continued to focus on locating non-rated, higher-yielding bonds which can boost the Portfolio's income without adding unnecessary risks.

 . With a combination of yield, or high-coupon bonds on one hand, and high-quality, discounted "performance" bonds on the other, the Portfolio has a "barbell" structure which provides both income and total return. This portfolio mix performed well in a generally declining interest rate environment. Duration was kept in a targeted range to help reduce volatility.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.2%. This return resulted from an increase in net asset value
  (NAV) per share to $9.83 on March 31, 1998 from $9.68 on September 30, 1997 and the reinvestment of $0.256 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 3.8% during the period, the result of an increase in NAV to $11.09 from $10.93 and the reinvestment of $0.247 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.83 for Class A and $11.09 for Class B, the distribution rates were 5.22% and 4.46%, respectively./2/ The SEC 30-day yields at March 31 were 4.53% and 3.93%, respectively./3/
[ART APPEARS HERE]


Your Investment at Work
--------------------------------------------------------------------------------
  City of Kent, Ohio Multifamily Housing Revenue Bonds, Series 1995 - Silver Meadows Apartments Project

 . This bond issue funded mortgage loans used to acquire and renovate a 444-unit multifamily housing project in Kent, Ohio. Named Silver Meadows Apartments, the complex provides one-, two-, and three-bedroom units and has parking and a swimming pool.

 . Payments are secured by mortgage-backed pass-through securities (GNMA's), that are, in turn, guaranteed by the Government National Mortgage Association
  (GNMA). The mortgage loans are insured by the Federal Housing Administration.
--------------------------------------------------------------------------------

Fund Information
as of March 31, 1998


Performance/4/                 Class A    Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          11.0%     9.9%
Five Years                        N.A.      5.7
Life of Fund*                      5.0      7.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                           5.6%     4.9%
Five Years                        N.A.      5.4
Life of Fund*                      3.8      7.1

*Inception Dates -  Class A:12/7/93; Class B:4/18/91

[BAR GRAPH APPEARS HERE]
5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments


Hospitals                                       18.7%
Housing                                         14.1%
Industrial Development/Pollution Control        12.4%
Insured Hospitals+                               9.4%
General Obligation                               7.0%

+Private insurance does not remove the interest rate risks that are associated with these investments.


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues            97
Average Maturity     19.7 Yrs.
Effective Maturity    9.5 Yrs.
Average Rating              A+
Average Call          6.1 Yrs.
Average Dollar Price   $106.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

Rhode Island Municipals Fund as of March 31, 1998


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Rhode Island's economy enjoyed solid growth in 1997. Total employment increased by 10,200 jobs, or 2.4%, during the 12-month period ending January, 1998. Unemployment (seasonally adjusted) declined to 4.7% in January from 5.3% a year earlier. Total employment stood at over 484,000 in January, the highest it has been since June, 1990.

 . Most industries in the state participated in the growth last year, with manufacturing the exception. Factory payrolls declined by 800, primarily in the jewelry, printing and plastics industries. Services and government employment increased by 3,900 and 2,400, respectively, while construction added 1,800 jobs and retail trade added 1,700 jobs.

 . Many Rhode Islanders have high-paying jobs in neighboring Connecticut and Massachusetts. This has helped existing home sales, which had a record year in 1997, as well as retail sales. In October, November, and December of 1997, retail sales increased at rates of 10.1%, 8.3%, and 5.4%, respectively.

Management Update
--------------------------------------------------------------------------------
 . We continued to maintain diversification across sectors and credit quality as we sought to combine high-quality insured holdings, which provided upside performance, with higher-yielding issues, which provided income and stability.

 . We added some zero coupon bonds to the Fund, which are typically hard to find. We have also replaced several older bonds having shorter call features with newer, longer-call bonds. Both of these measures improved the Fund's structure and added performance upside.

 . Issuance in Rhode Island has been somewhat light during the period. As a result, we have added some Puerto Rico bonds with very long call dates to the Fund. This greatly improved the Fund's overall call protection.


The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.0%. This return resulted from an increase in net asset value
  (NAV) per share to $9.76 on March 31, 1998 from $9.61 on September 30, 1997 and the reinvestment of $0.234 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 3.7% during the period, the result of an increase in NAV to $9.99 from $9.84 and the reinvestment of $0.213 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.76 for Class A and $9.99 for Class B, the distribution rates were 4.81% and 4.27%, respectively./2/ The SEC 30-day yields at March 31 were 4.39% and 3.80%, respectively./3/


Your Investment at Work
--------------------------------------------------------------------------------
  Rhode Island Clean Water Finance Agency Safe Drinking Water Revenue Bonds, Series 1994 A - Providence Water Supply

 . This bond issue is part of a revolving loan fund designed to finance all aspects of acquiring and maintaining the water supply for the state of Rhode Island. This includes design, planning, construction, enlargement, and repair. These particular bonds have been used for the City of Providence's water supply.

 . These bonds carry an attractive 6.7% coupon and have excellent call protection. In addition, they are triple-A-rated by both Moody's and Standard & Poor's and are insured by AMBAC Indemnity Corp.+

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance/4/                                        Class A   Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                               11.0%     10.5%
Five Years                                              N.A.      N.A.
Life of Fund*                                           4.5       5.0

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                5.7%      5.5%
Five Years                                              N.A.      N.A.
Life of Fund*                                           3.3       4.6

*Inception Dates -  Class A: 12/7/93; Class B: 6/11/93


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

[BAR GRAPH APPEARS HERE]

Housing                          16.4%
Insured Hospitals+               15.3%
Insured Special Tax+             13.1%
Insured General Obligation+      12.5%
Hospitals                        9.2%


+ Private insurance does not remove the interest rate risks that are associated with these investments.

Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues            40
Average Maturity     22.7 Yrs.
Effective Maturity   15.2 Yrs.
Average Rating              AA
Average Call         10.5 Yrs.
Average Dollar Price   $103.17


/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; aportion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 3The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

West Virginia Municipals Fund as of March 31, 1998


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . West Virginia's economy showed solid growth in 1997, with total non-farm payroll employment increasing by 10,100, or 10.1% during the calendar year. The unemployment rate declined to 6.5% in December from 7.5% a year earlier.

 . Much of the state's growth in 1997 was in service-producing industries, where employment increased 8.5%. Within this category, business services, healthcare, and government stood out as leading providers of new jobs.

 . The goods-producing sectors grew slightly during the year, with employment increasing 1.6%. Durable goods industries - notably, primary metals industries, fabricated metal products, and industrial machinery and equipment
  - had the highest gains (2.3% overall), while mining and apparels had job losses. Despite the weakness last year, manufacturing remains a substantial and important sector in the state, with leading employers such as Weirton Steel, Kroger Co., DuPont, and Union Carbide.

Management Update
--------------------------------------------------------------------------------
 . We seek to maintain a balanced portfolio of high-coupon, defensive bonds and lower-coupon, performance bonds. With interest rates continually moving, we make minor adjustments on an ongoing basis to maintain the right mix. The goal of this strategy is to provide the optimum performance in any given market condition. As interest rates have fallen in the last year, we have added to our low-coupon, or discount, holdings to maintain the right balance in the Portfolio.

 . The municipal bond market in West Virginia has seen a great deal of supply in the past six months, which has had the effect of driving down prices. As a result, we have found very good values in two sectors - healthcare and colleges & universities - which we feel have potential for appreciation when supply begins to decrease again.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1998, the Fund's Class A shares had a total return of 4.4%. This return resulted from an increase in net asset value
  (NAV) per share to $9.97 on March 31, 1998 from $9.79 on September 30, 1997 and the reinvestment of $0.249 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.0% during the period, the result of an increase in NAV to $10.16 from $9.97 and the reinvestment of $0.207 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.97 for Class A and $10.16 for Class B, the distribution rates were 5.02% and 4.09%, respectively./2/ The SEC 30-day yields at March 31 were 4.17% and 3.56%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
  West Virginia Hospital Finance Authority Hospital Revenue Bonds - Charleston Area Medical Center, Inc., 1993 Series A

 . This bond issue helped fund a $41 million capital project at the Charleston
  Area Medical Center. Included in the project were a new surgical suite; a new 18-bed Cardiovascular Intensive Care Unit and Coronary Care Unit; three new patient elevators; and expansion of the outpatient treatment area.

 . The Charleston Area Medical Center (CAMC) is a 962-bed medical center that resulted from five mergers between 1965 and 1986. CAMC serves as a major teaching hospital for West Virginia University and provides a full range of healthcare services.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance/4/                   Class A  Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                         11.6%    10.7%
Five Years                        N.A.     N.A.
Life of Fund*                     5.1      5.2

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          6.3%     5.7%
Five Years                        N.A.     N.A.
Life of Fund*                     4.0      4.8

*Inception Dates -  Class A: 12/13/93; Class B: 6/11/93


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

[BAR GRAPH APPEARS HERE]

Insured Water & Sewer+                  16.3%
Insured Hospitals                       12.3%
Electric Utilities                      11.5%
Hospitals                               10.1%
Insured Colleges & Universities+         9.8%

+Private insurance does not remove the interest rate risks that are associated with these investments.


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues            37
Average Maturity     22.1 Yrs.
Effective Maturity    9.8 Yrs.
Average Rating             AA-
Average Call          7.5 Yrs.
Average Dollar Price   $101.53

--------------------------------------------------------------------------------
/1/These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for the Fund's Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities


As of March 31, 1998

                                                    California Fund        Florida Fund      Massachusetts Fund   Mississippi Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                   $275,211,802        $ 448,381,221        $ 223,822,300       $ 18,683,093
    Unrealized appreciation                             36,612,414           38,116,067           23,837,777          1,879,731
------------------------------------------------------------------------------------------------------------------------------------

Total investment in Portfolio, at value (Note 1A)     $311,824,216        $ 486,497,288        $ 247,660,077       $ 20,562,824
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                       $    273,258        $     275,150        $     237,343       $        400
Deferred organization expenses (Note 1D)                     2,206                  --                   338                --
------------------------------------------------------------------------------------------------------------------------------------

Total assets                                          $312,099,680        $ 486,772,438        $ 247,897,758       $ 20,563,224
------------------------------------------------------------------------------------------------------------------------------------



Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                     $    584,138        $     842,202        $     456,756       $     36,784
Payable for Fund shares redeemed                           434,520              918,727              326,938             36,708
Payable to affiliate for Trustees' fees (Note 4)               947                  951                  948                 54
Accrued expenses                                           260,239              309,179              152,261             16,544
-----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                     $  1,279,844        $   2,071,059        $     936,903       $     90,090
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                            $310,819,836        $ 484,701,379        $ 246,960,855       $ 20,473,134
------------------------------------------------------------------------------------------------------------------------------------



Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                       $297,261,270        $ 455,986,029        $ 236,425,071       $ 20,299,661
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)         (22,245,916)          (7,979,974)         (12,767,922)        (1,766,056)
Accumulated undistributed (distributions in
    excess of) net investment income                      (807,932)          (1,420,743)            (534,071)            59,798
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of
    identified cost)                                    36,612,414           38,116,067           23,837,777          1,879,731
------------------------------------------------------------------------------------------------------------------------------------

Total                                                 $310,819,836        $ 484,701,379        $ 246,960,855       $ 20,473,134
------------------------------------------------------------------------------------------------------------------------------------



Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                            $  6,466,978        $  10,416,493        $   6,223,256       $  1,367,745
Shares Outstanding                                         583,531              952,954              635,290            138,394
Net Asset Value and Redemption Price Per Share
     (Net assets/shares of beneficial interest
     outstanding)                                     $      11.08        $       10.93        $        9.80       $       9.88
Offering Price Per Share
     (100/95.25 of net assets value per share)        $      11.63        $       11.48        $       10.29       $      10.37
------------------------------------------------------------------------------------------------------------------------------------



Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                            $304,352,858        $ 474,284,886        $ 231,324,254       $ 19,105,389
Shares Outstanding                                      29,895,116           42,356,048           21,239,292          1,888,088
Net Asset Value, Offering Price and Redemption
    Price Per Share (Note 6)
     (Net assets/shares of beneficial interest
     outstanding)                                     $      10.18        $       11.20        $       10.89       $      10.12
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities


As of March 31, 1998

                                                    California Fund        Florida Fund      Massachusetts Fund   Mississippi Fund
-----------------------------------------------------------------------------------------------------------------------------------

Class I Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                            $         --        $         --         $   9,413,345       $        --
Shares Outstanding                                              --                  --               933,078                --
Net Asset Value, Offering Price and Redemption
    Price
    Per Share
     (Net assets/shares of beneficial interest
     outstanding)                                     $         --        $         --         $       10.09       $        --
------------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of March 31, 1998




                                                       New York Fund     Ohio Fund       Rhode Island Fund    West Virginia Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                    $467,888,553      $247,325,707      $ 38,565,969         $ 30,078,088
    Unrealized appreciation                              36,973,468        17,951,709         2,488,602            2,200,494
----------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)      $504,862,021      $265,277,416      $ 41,054,571         $ 32,278,582
----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                        $    123,907      $    109,260      $    300,456         $         39
Deferred organization expenses (Note 1D)                      3,866             1,414               108                  --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                           $504,989,794      $265,388,090      $ 41,355,135         $ 32,278,621
----------------------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                      $    918,159      $    500,799      $     75,799         $     53,810
Payable for Fund shares redeemed                            528,509           316,277             8,815               71,696
Payable to affiliate for Trustees' fees (Note 4)                947               919                54                   33
Accrued expenses                                            310,449           172,630            32,757               31,621
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      $  1,758,064      $    990,625      $    117,425         $    157,160
----------------------------------------------------------------------------------------------------------------------------------

Net Assets                                             $503,231,730      $264,397,465      $ 41,237,710         $ 32,121,461
----------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                        $462,150,851      $245,515,461      $ 40,723,325         $ 31,381,438
Accumulated net realized gain (loss) from
    Portfolio (computed on the basis
    of identified cost)                                   5,465,799           513,177        (1,907,771)          (1,379,559)
Accumulated undistributed (distributions in excess
    of) net investment income                            (1,358,388)          417,118           (66,446)             (80,912)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis
    of identified cost)                                  36,973,468        17,951,709         2,488,602            2,200,494
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $503,231,730      $264,397,465      $ 41,237,710         $ 32,121,461
----------------------------------------------------------------------------------------------------------------------------------


Class A Shares
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                             $  9,752,741      $  5,872,169      $  1,765,038         $  1,851,029
Shares Outstanding                                          912,619           597,605           180,912              185,645
Net Asset Value and Redemption Price Per Share
    (Net assets / shares of beneficial interest
    outstanding)                                       $      10.69      $       9.83      $       9.76         $       9.97
Offering Price Per Share
    (100 / 95.25 of net assets value per share)        $      11.22      $      10.32      $      10.25         $      10.47
----------------------------------------------------------------------------------------------------------------------------------

Class B Shares
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                             $493,478,989      $258,525,296      $ 39,472,672         $ 30,270,432
Shares Outstanding                                       42,904,821        23,309,617         3,951,813            2,978,616
Net Asset Value, Offering Price and Redemption
    Price Per Share (Note 6)
    (Net assets / shares of beneficial interest
    outstanding)                                       $      11.50      $      11.09      $       9.99         $      10.16
----------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations


For the Six Months Ended March 31, 1998


                                                        California Fund    Florida Fund  Massachusetts Fund  Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $ 9,545,348      $14,172,532       $ 7,497,629        $  614,893
Expenses allocated from Portfolio                            (881,217)      (1,216,323)         (682,949)          (45,531)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $ 8,664,131      $12,956,209       $ 6,814,680        $  569,362
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $     1,740      $       900       $       855        $       96
Custodian fee                                                  15,964               --             9,098             2,448
Distribution and service fees (Note 5)
    Class A                                                     4,688            6,746             2,619               993
    Class B                                                 1,568,584        2,327,550         1,113,636            93,998
Transfer and dividend disbursing agent fees                   143,940          163,516           109,492             7,567
Printing and postage                                            7,122           10,087             6,830             2,572
Legal and accounting services                                   4,051              397             2,295             3,388
Registration fees                                               5,413            4,978             4,070               531
Amortization of organization expenses (Note 1D)                   965               --             1,997             2,677
Miscellaneous                                                   4,275           26,375            13,253             2,087
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $ 1,756,742      $ 2,540,549       $ 1,264,145        $  116,357
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $ 6,907,389      $10,415,660       $ 5,550,535        $  453,005
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $ 6,527,142      $ 7,732,196       $ 4,609,924        $  485,008
    Financial futures contracts                              (849,857)         312,242          (622,028)          (64,447)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $ 5,677,285      $ 8,044,438       $ 3,987,896        $  420,561
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $  (500,559)     $ 6,132,706       $   540,203        $ (135,495)
    Financial futures contracts                               405,034            4,126           242,046            27,562
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                        $   (95,525)     $ 6,136,832       $   782,249        $ (107,933)
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $ 5,581,760      $14,181,270       $ 4,770,145        $  312,628
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $12,489,149      $24,596,930       $10,320,680        $  765,633
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 1998




                                                         New York Fund        Ohio Fund   Rhode Island Fund    West Virginia Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
----------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $ 15,046,116       $8,192,345        $1,159,398          $  909,827
Expenses allocated from Portfolio                           (1,345,296)        (746,602)          (82,435)            (66,589 )
----------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $ 13,700,820       $7,445,743        $1,076,963          $  843,238
----------------------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $        897       $      910        $       54          $       32
Distribution and service fees (Note 5)
    Class A                                                      6,558            2,726             1,655               1,459
    Class B                                                  2,385,870        1,249,753           179,418             150,250
Custodian fee                                                   13,844           11,838             3,931                 847
Transfer and dividend disbursing agent fees                    167,260           97,507            18,392              18,153
Printing and postage                                            12,764            3,720             4,144               1,368
Legal and accounting services                                    4,176            5,300               951                  --
Registration fees                                                8,751            1,635               763                  --
Amortization of organization expenses (Note 1D)                  1,513            1,037             2,314               2,743
Miscellaneous                                                   25,694           10,186             3,589               8,183
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $  2,627,327       $1,384,612        $  215,211          $  183,035
----------------------------------------------------------------------------------------------------------------------------------


Net investment income                                     $ 11,073,493       $6,061,131        $  861,752          $  660,203
----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $ 17,189,424       $2,660,820        $  314,273          $  499,983
    Financial futures contracts                             (2,106,461)         105,303          (219,400)            (98,036 )
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $ 15,082,963       $2,766,123        $   94,873          $  401,947
----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $ (6,459,710)      $1,024,370        $  408,713          $  224,750
    Financial futures contracts                                981,800               --            90,281              36,006
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                           $ (5,477,910)      $1,024,370        $  498,994          $  260,756
----------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on investments           $  9,605,053       $3,790,493        $  593,867          $  662,703
----------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                $ 20,678,546       $9,851,624        $1,455,619          $1,322,906
----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets


For the Six Months Ended March 31, 1998


Increase (Decrease) in Net Assets                       California Fund       Florida Fund    Massachusetts Fund  Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  6,907,389       $  10,415,660       $   5,550,535      $    453,005
    Net realized gain on investment transactions             5,677,285           8,044,438           3,987,896           420,561
     Net change in unrealized appreciation
        (depreciation) of investments                          (95,525)          6,136,832             782,249          (107,933)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 12,489,149       $  24,596,930       $  10,320,680      $    765,633
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income
        Class A                                           $   (143,263)      $    (248,523)      $    (131,912)     $    (30,404)
        Class B                                             (6,766,295)        (10,167,137)         (5,183,965)         (425,653)
        Class I                                                     --                 --             (231,775)              --
    In excess of net investment income
        Class A                                                 (2,384)            (11,556)             (5,323)              --
        Class B                                               (210,450)           (476,780)            (88,542)              --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                       $ (7,122,392)      $ (10,903,996)      $  (5,641,517)     $   (456,057)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares
        Class A                                           $  1,689,131       $   6,718,550       $   2,056,941      $    354,008
        Class B                                              6,051,221           8,834,641           4,076,523           255,829
        Class I                                                     --                 --            1,251,400               --
    Net asset value of shares issued to shareholders
        in payment of distributions declared
        Class A                                                 60,060              87,040              72,411            21,256
        Class B                                              2,849,219           3,657,352           2,550,840           190,257
        Class I                                                     --                 --               49,635               --
    Cost of shares redeemed
        Class A                                               (192,037)         (4,799,624)           (709,801)          (47,137)
        Class B                                            (30,989,643)        (55,715,192)        (19,579,297)       (2,555,758)
        Class I                                                     --                 --             (216,252)              --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $(20,532,049)      $ (41,217,233)      $ (10,447,600)     $ (1,781,545)
------------------------------------------------------------------------------------------------------------------------------------
Contribution from EV Traditional Municipals Funds         $  4,827,782       $   8,168,505       $   4,721,026      $  1,021,041
Contribution from Massachusetts Municipal Bond Portfolio            --                 --            8,170,080               --
------------------------------------------------------------------------------------------------------------------------------------
Total Contributions                                       $  4,827,782       $   8,168,505       $  12,891,106      $  1,021,041
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                     $(10,337,510)      $ (19,355,794)      $   7,122,669      $   (450,928)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                    $321,157,346       $ 504,057,173       $ 239,838,186      $ 20,924,062
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                          $310,819,836       $ 484,701,379       $ 246,960,855      $ 20,473,134
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                          $   (807,932)      $  (1,420,743)      $    (534,071)     $     59,798
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets


For the Six Months Ended March 31, 1998


Increase (Decrease) in Net Assets                            New York Fund       Ohio Fund     Rhode Island Fund  West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $ 11,073,493     $  6,061,131       $    861,752      $    660,203
    Net realized gain on investment transactions                15,082,963        2,766,123             94,873           401,947
    Net change in unrealized appreciation (depreciation)
        of investments                                          (5,477,910)       1,024,370            498,994           260,756
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                    $ 20,678,546     $  9,851,624       $  1,455,619      $  1,322,906
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income
        Class A                                               $   (226,011)    $   (117,889)      $    (41,189)     $    (41,527)
        Class B                                                (10,847,482)      (5,897,544)          (820,563)         (618,676)
    In excess of net investment income
        Class A                                                    (14,307)              --               (783)           (2,381)
        Class B                                                   (359,546)              --             (1,046)          (22,685)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                           $(11,447,346)    $ (6,015,433)      $   (863,581)     $   (685,269)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares
        Class A                                               $  1,521,610     $  2,744,425       $     80,232      $    154,036
        Class B                                                  8,517,795        3,460,052          2,890,539           741,593
    Net asset value of shares issued to shareholders
        in payment of distributions declared
        Class A                                                    112,528           54,292             21,774            30,244
        Class B                                                  6,186,167        3,092,867            455,935           326,582
    Cost of shares redeemed
        Class A                                                   (683,027)        (144,614)          (100,031)         (140,184)
        Class B                                                (47,698,863)     (18,810,065)        (2,674,950)       (2,929,783)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from Fund
    share transactions                                        $(32,043,790)    $ (9,603,043)      $    673,499      $ (1,817,512)
------------------------------------------------------------------------------------------------------------------------------------

Contribution from EV Traditional Municipals Funds             $  8,651,176     $  3,163,408       $  1,738,315      $  1,777,064
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                         $(14,161,414)    $ (2,603,444)      $  3,003,852      $    597,189
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                        $517,393,144     $267,000,909       $ 38,233,858      $ 31,524,272
------------------------------------------------------------------------------------------------------------------------------------

At end of period                                              $503,231,730     $264,397,465       $ 41,237,710      $ 32,121,461
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of period                                              $ (1,358,388)    $    417,118       $    (66,446)     $    (80,912)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended September 30, 1997


Increase (Decrease) in Net Assets                       California Fund        Florida Fund   Massachusetts Fund   Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $ 15,751,677        $  25,087,074      $  11,859,980      $    993,621
    Net realized gain on investment transactions             5,255,764            7,707,320          2,100,741           164,539
    Net change in unrealized appreciation (depreciation)
        of investments                                      11,073,573           (1,373,046)         6,334,216           694,352
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $ 32,081,014        $  31,421,348      $  20,294,937      $  1,852,512
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B) (Note 2) --
    From net investment income                            $(15,751,677)       $ (25,087,074)     $ (11,798,946)     $ (1,010,343)
    In excess of net investment income                        (234,478)            (818,995)               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                       $(15,986,155)       $ (25,906,069)     $ (11,798,946)     $ (1,010,343)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Class B)
    (Note 3) --
    Proceeds from sale of shares                          $ 13,872,922        $  22,791,638      $   7,767,689      $    912,811
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                             6,421,036            8,705,317          5,698,120           461,302
    Cost of shares redeemed                                (76,486,859)        (145,393,400)       (49,521,970)       (5,154,607)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $(56,192,901)       $(113,896,445)     $ (36,056,161)     $ (3,780,494)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $(40,098,042)       $(108,381,166)     $ (27,560,170)     $ (2,938,325)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $361,255,388        $ 612,438,339      $ 267,398,356      $ 23,862,387
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $321,157,346        $ 504,057,173      $ 239,838,186      $ 20,924,062
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
 investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $   (595,098)       $    (924,948)     $    (425,502)     $     62,213
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended September 30, 1997


Increase (Decrease) in Net Assets                         New York Fund         Ohio Fund     Rhode Island Fund  West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  25,190,320        $ 12,914,256      $  1,695,926      $  1,521,488
    Net realized gain (loss) on investment transactions       9,726,733           3,893,563           138,859           (21,740)
    Net change in unrealized appreciation (depreciation)
        of investments                                        8,452,408           4,595,564         1,153,611         1,248,927
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $  43,369,461        $ 21,403,383      $  2,988,396      $  2,748,675
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B) (Note 2) --
    From net investment income                            $ (25,190,320)       $(12,636,530)     $ (1,695,926)     $ (1,521,488)
    In excess of net investment income                         (269,885)                 --           (17,054)           (2,074)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                       $ (25,460,205)       $(12,636,530)     $ (1,712,980)     $ (1,523,562)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Class B)
    (Note 3) --
    Proceeds from sale of shares                          $  20,507,490        $  8,511,310      $  3,907,568      $  1,120,114
    Net asset value of shares issued to
        shareholders in payment of distributions declared    13,747,243           6,566,507           957,454           756,950
    Cost of shares redeemed                                (125,168,165)        (46,673,153)       (7,394,931)       (9,286,165)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $ (90,913,432)       $(31,595,336)     $ (2,529,909)     $ (7,409,101)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $ (73,004,176)       $(22,828,483)     $ (1,254,493)     $ (6,183,988)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 590,397,320        $289,829,392      $ 39,488,351      $ 37,708,260
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $ 517,393,144        $267,000,909      $ 38,233,858      $ 31,524,272
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $    (957,297)       $    369,315      $    (64,555)     $    (54,213)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                  California Fund
                                             ---------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                   -----------------------------------------------------------------
                                                Six Months Ended                   September 30,                     March 31,
                                                 March 31, 1998    -------------------------------------------  --------------------
                                                  (Unaudited)        1997       1996       1995        1994*      1994      1993
                                             --------------------  -------------------------------------------  --------------------
                                              Class A    Class B    Class B    Class B    Class B     Class B    Class B   Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--  Beginning of period        $ 10.900   $ 10.010   $  9.540   $   9.410  $   9.290   $  9.560   $ 10.200  $  9.850
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $  0.283   $  0.217   $  0.451   $   0.464  $   0.475   $  0.240   $  0.480  $  0.509
Net realized and unrealized gain (loss) on
    investments                                  0.189      0.177      0.477       0.135      0.253     (0.234)    (0.395)    0.524
------------------------------------------------------------------------------------------------------------------------------------
Total income from operations                  $  0.472   $  0.394   $  0.928   $   0.599  $   0.728   $  0.006   $  0.085  $  1.033
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $ (0.287)  $ (0.217)  $ (0.451)  $  (0.465) $  (0.475)  $ (0.240)  $ (0.480) $ (0.509)
In excess of net investment income              (0.005)    (0.007)    (0.007)     (0.004)    (0.016)    (0.036)    (0.092)   (0.115)
From net realized gain on investments               --         --         --         --         --          --     (0.153)   (0.059)
In excess of net realized gain on investments       --         --         --         --      (0.117)        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $ (0.292)  $ (0.224)  $ (0.458)  $  (0.469) $  (0.608)  $ (0.276)  $ (0.725) $ (0.683)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of period               $ 11.080   $ 10.180   $ 10.010   $   9.540  $   9.410   $  9.290   $  9.560  $ 10.200
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                4.37%      3.97%      9.98%       6.49%      8.30%      0.06%      0.55%    10.82%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
-
Net assets, end of period (000's omitted)     $  6,467   $304,353   $321,157   $ 361,255  $ 401,742   $439,591   $463,414  $438,938
Ratio of net expenses to average daily net
    assets /(2)(3)/                               0.88%+     1.72%+     1.69%       1.66%      1.65%      1.63%+     1.67%     1.84%
Ratio of net expenses to average daily net
    assets after custodian fee reduction /(2)/    0.83%+     1.67%+     1.68%       1.65%      1.64%        --         --        --
Ratio of net investment income to average
    daily net assets                              5.09%+     4.31%+     4.66%       4.87%      5.19%      5.06%+     4.64%     5.05%
Portfolio Turnover /(4)/                            --         --         --         --         --          --          5%      139%
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the six months ended September 30, 1994. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1994. (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights



                                                                                   Florida Fund
                                              -------------------------------------------------------------------------------------
                                                Six Months Ended                       Year Ended September 30,
                                                 March 31, 1998      --------------------------------------------------------------
                                                   (Unaudited)         1997        1996       1995         1995         1993
                                              --------------------   --------------------------------------------------------------
                                               Class A    Class B     Class B     Class B    Class B      Class B      Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $  10.640   $ 10.900    $ 10.780    $ 10.720   $  10.270    $  11.700    $ 10.940
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $   0.267   $  0.229    $  0.488    $  0.505   $   0.514    $   0.514    $  0.516
Net realized and unrealized gain (loss) on
    investments                                   0.302      0.311       0.136       0.067       0.469       (1.228)      1.040
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $   0.569   $  0.540    $  0.624    $  0.572   $   0.983    $  (0.714)   $  1.556
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $  (0.267)  $ (0.229)   $ (0.488)   $ (0.506)  $  (0.514)   $  (0.514)   $ (0.516)
In excess of net investment income               (0.012)    (0.011)     (0.016)     (0.006)     (0.019)      (0.082)     (0.121)
From net realized gain on investments               --          --          --          --         --           --       (0.159)
In excess of net realized gain on investments       --          --          --          --         --        (0.120)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $  (0.279)  $ (0.240)   $ (0.504)   $ (0.512)  $  (0.533)   $  (0.716)   $ (0.796)
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of period               $  10.930   $ 11.200    $ 10.900    $ 10.780   $  10.720    $  10.270    $ 11.700
-----------------------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                 5.40%      5.00%       5.89%       5.43%       9.90%       (6.34)%     14.85%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $  10,416   $474,285    $504,057    $612,438   $ 701,565    $ 760,867    $776,856
Ratio of net expenses to average daily net
    assets /(2)(3)/                                0.75%+     1.57%+      1.57%       1.55%       1.54%        1.44%       1.53%
Ratio of net expenses to average daily net
    assets after custodian fee reduction /(2)/     0.70%+     1.52%+      1.53%       1.52%       1.51%         --           --
Ratio of net investment income to average
    daily net assets                               4.93%+     4.15%+      4.50%       4.67%       4.97%        4.70%       4.54%
Portfolio Turnover /(4)/                             --         --          --          --          --          --            9%
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights




                                                                            Massachusetts Fund
                                         -----------------------------------------------------------------------------------------
                                                    Six Months Ended                           Year Ended September 30,
                                                    March 31, 1998          ------------------------------------------------------
                                                    (Unaudited)                1997       1996       1995       1994        1993
                                         --------------------------------   ------------------------------------------------------
                                         Class A     Class B     Class I     Class B     Class B    Class B    Class B    Class B
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period   $  9.620    $ 10.690   $   9.890   $  10.330  $  10.270   $   9.990  $  11.250  $ 10.640
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                    $  0.255    $  0.238   $   0.269   $   0.487  $   0.491   $   0.499  $   0.505  $  0.514
Net realized and unrealized gain (loss)
    on investments                          0.190       0.204       0.195       0.360      0.066       0.307     (1.108)    0.784
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations      $  0.445    $  0.442   $   0.464   $   0.847  $   0.557   $   0.806  $  (0.603) $  1.298
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income               $ (0.255)   $ (0.238)  $  (0.264)  $  (0.487) $  (0.492)  $  (0.499) $  (0.505) $ (0.514)
In excess of net investment income         (0.010)     (0.004)        --          --      (0.005)     (0.027)    (0.087)   (0.116)
From net realized gain on investments          --         --          --          --         --         --         --      (0.058)
In excess of net realized gain on
    investments                                --         --          --          --         --         --       (0.065)       --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                      $ (0.265)   $ (0.242)  $ (0.264)   $  (0.487) $  (0.497)  $  (0.526) $  (0.657) $ (0.688)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period         $  9.800    $ 10.890   $ 10.090    $  10.690  $  10.330   $  10.270  $   9.990  $ 11.250
----------------------------------------------------------------------------------------------------------------------------------

Total Return (1)                             4.66%       4.16%      4.74%        8.41%      5.53%       8.38%     (5.57)%   12.67%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)$  6,223    $231,324   $  9,413    $ 239,838  $ 267,398   $ 291,114  $ 295,011  $286,801

Ratio of net expenses to average daily
    net assets /(2)(3)/                      0.77%+      1.61%+     0.67%+       1.61%      1.59%       1.58%      1.50%     1.58%

Ratio of net expenses to average daily
    net assets after
    custodian fee reduction /(2)/            0.77%+      1.61%+     0.67%+       1.59%      1.58%       1.56%        --        --

Ratio of net investment income to average
    daily net assets                         5.21%+      4.41%+     5.35%+       4.70%      4.75%       5.00%      4.75%     4.69%

Portfolio Turnover /(4)/                       --          --         --           --         --          --         --        27%
----------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                         Mississippi Fund
                                              --------------------------------------------------------------------------------------
                                                   Six Months Ended                     Year Ended September 30,
                                                   March 31, 1998      -------------------------------------------------------------
                                                   (Unaudited)           1997        1996         1995       1994        1993*
                                              ----------------------   -------------------------------------------------------------
                                               Class A     Class B      Class B     Class B      Class B     Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period       $  9.740    $  9.970     $  9.610    $  9.480     $  9.110    $ 10.260     $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $  0.242    $  0.214     $  0.433    $  0.451     $  0.449    $  0.453     $  0.106
Net realized and unrealized gain (loss) on
    investments                                  0.140       0.148        0.362       0.122        0.379      (1.072)       0.300
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $  0.382    $  0.362     $  0.795    $  0.573     $  0.828    $ (0.619)    $  0.406
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $ (0.242)   $ (0.212)    $ (0.435)   $ (0.443)    $ (0.449)   $ (0.453)    $ (0.106)
In excess of net investment income                  --          --           --          --       (0.009)     (0.071)      (0.040)
In excess of net realized gain on investments       --          --           --          --           --      (0.007)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $ (0.242)   $ (0.212)    $ (0.435)   $ (0.443)    $ (0.458)   $ (0.531)    $ (0.146)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period              $  9.880    $ 10.120     $  9.970    $  9.610     $  9.480    $  9.110     $ 10.260
------------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                3.95%       3.66%        8.45%       6.17%        9.40%      (6.20)%       3.85%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $  1,368    $ 19,105     $ 20,924    $ 23,862    $  26,756   $  26,771     $ 11,810
Ratio of net expenses to average daily net
   assets /(2)(3)/                                0.81%+      1.58%+       1.60%       1.44%        1.36%       0.99%        0.75%+
Ratio of net expenses to average daily net
   assets after custodian fee reduction /(2)/     0.79%+      1.56%+       1.59%       1.41%        1.33%        --            --
Ratio of net investment income to average
   daily net assets                               4.93%+      4.20%+       4.39%       4.64%        4.89%       4.63%        3.50%+
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses /(2)(3)/                                                                   1.55%         1.49%       1.45%      1.44%+
    Expenses after custodian fee reduction /(2)/                                        1.52%         1.46%         --         --
    Net investment income                                                               4.53%         4.76%       4.17%      2.81%+
Net investment income per share                                                     $  0.440     $   0.437    $  0.407   $  0.085
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the period from the start of business, June 11, 1993, to September
      30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                 New York Fund
                                              -------------------------------------------------------------------------------------
                                                 Six Months Ended                       Year Ended September 30,
                                                  March 31, 1998        -----------------------------------------------------------
                                                   (Unaudited)            1997       1996         1995        1994        1993
                                              ---------------------     -----------------------------------------------------------
                                               Class A      Class B      Class B    Class B      Class B     Class B     Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $  10.510    $ 11.300     $ 10.930   $ 10.830     $ 10.450    $ 11.880    $ 11.070
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $   0.274    $  0.243     $  0.506   $  0.506     $  0.523    $  0.528    $  0.535
Net realized and unrealized gain (loss) on        0.193       0.210        0.375      0.116        0.406      (1.165)      1.014
    investments
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $   0.467    $  0.453     $  0.881   $  0.622     $  0.929    $ (0.637)   $  1.549
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $  (0.270)   $ (0.245)    $ (0.506)  $ (0.508)    $ (0.523)   $ (0.528)   $ (0.535)
In excess of net investment income               (0.017)     (0.008)      (0.005)    (0.014)      (0.026)     (0.089)     (0.120)
From net realized gain on investments               --           --           --         --          --          --       (0.084)
In excess of net realized gain on investments       --           --           --         --          --       (0.176)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $  (0.287)   $ (0.253)    $ (0.511)  $ (0.522)    $ (0.549)   $ (0.793)   $ (0.739)
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period              $  10.690    $ 11.500     $ 11.300   $ 10.930     $ 10.830    $ 10.450    $ 11.880
-----------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                  4.48%       4.04%        8.23%      5.87%        9.23%      (5.62)%     14.53%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $   9,753    $493,479     $517,393   $590,397     $640,605    $648,325    $650,361
Ratio of expenses to average daily net assets      0.78%+      1.58%+       1.63%      1.54%        1.55%       1.46%       1.55%
   /(2)(3)/
Ratio of expenses to average daily net assets
    after custodian fee reduction/(2)/             0.76%+      1.56%+       1.63%      1.51%        1.51%        --           --
Ratio of net investment income to average          5.08%+      4.30%+       4.56%      4.64%        4.99%       4.72%       4.68%
    daily net assets
Portfolio Turnover/(4)/                             --           --           --         --          --          --           11%
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses for the period the fund was investing in the Portfolio.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                     Ohio Fund
                                              ------------------------------------------------------------------------------------
                                                Six Months Ended                        Year Ended September 30,
                                                March 31, 1998       -------------------------------------------------------------
                                                (Unaudited)             1997        1996       1995        1994         1993
                                              --------------------   -------------------------------------------------------------
                                               Class A    Class B      Class B     Class B     Class B     Class B     Class B
----------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period       $   9.680   $ 10.930     $ 10.590    $ 10.510   $  10.070   $  11.300    $ 10.550
----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $   0.258   $  0.249     $  0.499    $  0.494   $   0.487   $   0.494    $  0.499
Net realized and unrealized gain (loss) on
    investments                                   0.148      0.158        0.328       0.071       0.461      (1.081)      0.901
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $   0.406   $  0.407     $  0.827    $  0.565   $   0.948   $  (0.587)   $  1.400
----------------------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $  (0.256)  $ (0.247)    $ (0.487)   $ (0.485)  $  (0.487)  $  (0.494)   $ (0.499)
In excess of net investment income                   --         --           --          --      (0.021)     (0.084)     (0.118)
From net realized gain on investments                --         --           --          --          --          --      (0.033)
In excess of net realized gain on investments        --         --           --          --          --      (0.065)         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $  (0.256)  $ (0.247)    $ (0.487)   $ (0.485)  $  (0.508)  $  (0.643)   $ (0.650)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period              $   9.830   $ 11.090     $ 10.930    $ 10.590   $  10.510   $  10.070    $ 11.300
----------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                 4.23%      3.75%        7.98%       5.48%       9.74%      (5.39)%     13.74%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $   5,872   $258,525     $267,001    $289,829   $ 315,891   $ 321,578    $299,331
Ratio of expenses to average daily net assets      0.78%+     1.62%+       1.63%       1.63%       1.59%       1.50%       1.58%
    /(2)(3)/
Ratio of expenses to average daily net assets
    after custodian fee reduction /(2)/            0.77%+     1.61%+       1.62%       1.61%       1.57%         --          --
Ratio of net investment income to average          5.31%+     4.52%+       4.65%       4.66%       4.80%       4.62%       4.57%
    daily net assets
Portfolio Turnover /(4)/                             --         --           --          --          --          --          12%
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses for the period the fund was investing in the Portfolio.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Rhode Island Fund
                                            ---------------------------------------------------------------------------------------
                                               Six Months Ended                       Year Ended September 30,
                                               March 31, 1998       ---------------------------------------------------------------
                                               (Unaudited)             1997        1996       1995         1994        1993*
                                            ---------------------   ---------------------------------------------------------------
                                             Class A     Class B      Class B    Class B     Class B      Class B     Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period      $   9.610    $  9.840     $  9.510   $  9.400   $   9.090    $  10.330    $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                       $   0.230    $  0.213     $  0.427   $  0.440   $   0.452    $   0.454    $  0.113
Net realized and unrealized gain (loss) on
    investments                                 0.154       0.150        0.334      0.125       0.332       (1.146)      0.361
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations         $   0.384    $  0.363     $  0.761   $  0.565   $   0.784    $  (0.692)   $  0.474
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                  $  (0.230)   $ (0.213)    $ (0.427)  $ (0.444)  $  (0.452)   $  (0.454)   $ (0.113)
In excess of net investment income             (0.004)         --       (0.004)    (0.011)     (0.022)      (0.078)     (0.008)
From net realized gain on investments              --          --           --         --          --           --      (0.023)
In excess of net realized gain on
    investments                                    --          --           --         --          --       (0.016)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         $  (0.234)   $ (0.213)    $ (0.431)  $ (0.455)  $  (0.474)   $  (0.548)   $ (0.144)
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period            $   9.760    $  9.990     $  9.840   $  9.510   $   9.400    $   9.090    $ 10.330
-----------------------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                               4.03%       3.72%        8.19%      6.14%       8.94%       (6.91)%      4.53%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $   1,765    $ 39,473     $ 38,234   $ 39,488   $  39,864    $  34,261    $ 17,680
Ratio of net expenses to average daily net
    assets /(2)(3)/                              0.78%+      1.55%+       1.40%      1.35%       1.33%        1.02%       0.75%+
Ratio of net expenses to average daily net
    assets after custodian fee
    reduction /(2)/                              0.75%+      1.52%+       1.35%      1.32%       1.29%          --          --
Ratio of net investment income to average
    daily net assets                             4.73%+      4.28%+       4.43%      4.63%       4.92%        4.65%       3.70%+
-----------------------------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Advisor or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily
    net assets):
    Expenses /(2)//(3)/                                                   1.52%      1.47%       1.46%        1.38%       1.30%+
    Expenses after custodian fee reduction/(2)/                           1.47%      1.44%       1.42%          --          --
    Net investment income                                                 4.31%      4.51%       4.79%        4.29%       3.15%+
Net investment income per share                                       $  0.415   $  0.429   $   0.440    $   0.418    $  0.096
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                 West Virginia Fund
                                              -------------------------------------------------------------------------------------
                                                   Six Months Ended                     Year Ended September 30,
                                                   March 31, 1998      ------------------------------------------------------------
                                                   (Unaudited)           1997        1996        1995        1994        1993*
                                              ----------------------   ------------------------------------------------------------
                                               Class A      Class B     Class B     Class B     Class B      Class B    Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period       $   9.790      $  9.970    $  9.620    $  9.500   $   9.130   $  10.220    $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                        $   0.237      $  0.199    $  0.419    $  0.420   $   0.436   $   0.450    $  0.103
Net realized and unrealized gain (loss) on       0.192         0.198       0.351       0.147       0.393      (1.011)      0.262
    investments
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $  0.429      $  0.397    $  0.770   $   0.567   $   0.829    $ (0.561)   $  0.365
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $ (0.236)     $ (0.200)   $ (0.419)  $  (0.427)  $  (0.436)   $ (0.450)   $ (0.103)
In excess of net investment income              (0.013)       (0.007)     (0.001)     (0.020)     (0.023)     (0.069)     (0.042)
In excess of net realized gain on investments       --            --          --          --          --      (0.010)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $ (0.249)     $ (0.207)   $ (0.420)  $  (0.447)  $  (0.459)   $ (0.529)   $ (0.145)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period             $   9.970      $ 10.160    $  9.970    $  9.620   $   9.500   $   9.130    $ 10.220
-----------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                4.42%         4.01%       8.18%       6.02%       9.39%      (5.66)%      3.47%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)    $   1,851      $ 30,270    $ 31,524    $ 37,708   $  39,569   $  38,476    $ 25,717
Ratio of net expenses to average daily net
    assets /(2)(3)/                               0.80%+        1.59%+      1.53%       1.55%       1.40%       0.95%       0.75%+
Ratio of net expenses to average daily net
    assets after custodian fee reduction /(2)/    0.77%+        1.56%+      1.51%       1.51%       1.38%         --          --
Ratio of net investment income to average
    daily net assets                              4.76%+        3.98%+      4.31%       4.30%       4.74%       4.62%       3.40%+
-----------------------------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net
    assets):
    Expenses /(2)(3)/                                                                               1.48%       1.32%      1.19%+
    Expenses after custodian fee reduction /(2)/                                                    1.46%         --         --
    Net investment income                                                                           4.66%       4.25%      2.96%+
Net investment income per share                                                                $   0.429   $   0.414   $  0.090
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of the non-diversified funds are included in these financial statements. They include Eaton Vance California Municipals Fund ("California Fund"), Eaton Vance Florida Municipals Fund ("Florida Fund"), Eaton Vance Massachusetts Municipals Fund ("Massachusetts Fund"), Eaton Vance Mississippi Municipals Fund ("Mississippi Fund"), Eaton Vance New York Municipals Fund ("New York Fund"), Eaton Vance Ohio Municipals Fund ("Ohio Fund"), Eaton Vance Rhode Island Municipals Fund ("Rhode Island Fund") and Eaton Vance West Virginia Municipals Fund ("West Virginia Fund"). The California Fund, the Florida Fund, the Mississippi Fund, the New York Fund, the Ohio Fund, the Rhode Island Fund and the West Virginia Fund offer two classes of shares. The Massachusetts Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (See Note 6). Class I shares of the Massachusetts Fund are sold at net asset value. All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The California Fund invests its assets in the California Municipals Portfolio, the Florida Fund invests its assets in the Florida Municipals Portfolio, the Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the New York Fund invests its assets in the New York Municipals Portfolio, the Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (100% at March 31, 1998 for each Fund except Mississippi, Rhode Island and West Virginia which were 99.4%, 99.7% and 99.6%, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

    B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:


    Fund                             Amount            Expires
    ---------------------------------------------------------------------
    California Fund                  $18,822,061       September 30, 2004
                                       1,123,064       September 30, 2003
                                       6,075,665       September 30, 2002

    Florida Fund                      15,713,972       September 30, 2004

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CON'T


    Fund                             Amount            Expires
    ---------------------------------------------------------------------
    Massachusetts Fund               $     2,135       September 30, 2005

                                      11,784,647       September 30, 2004
                                       4,861,649       September 30, 2003
                                          85,630       September 30, 2002

    Mississippi Fund                   1,574,492       September 30, 2004
                                         595,367       September 30, 2003
                                          47,035       September 30, 2002

    New York Fund                      9,988,977       September 30, 2004

    Ohio Fund                          2,029,384       September 30, 2004
                                           4,540       September 30, 2003
                                           1,296       September 30, 2002

    Rhode Island Fund                     34,703       September 30, 2005
                                       1,523,162       September 30, 2004
                                         485,900       September 30, 2003
                                          85,223       September 30, 2002

    West Virginia Fund                   170,463       September 30, 2005
                                       1,133,263       September 30, 2004
                                         490,344       September 30, 2003
                                          20,474       September 30, 2002

    Additionally, at September 30, 1997, net capital losses of $20,884 and $463 for the Rhode Island Fund and West Virginia Fund, respectively, attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of each Fund's current taxable year.

    Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Other -- Investment transactions are accounted for on a trade-date basis.

    H Interim Financial Information -- The interim financial statements relating to March 31, 1998 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments necessary for the fair presentation of the financial statements.


2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of each Fund is determined daily and subtantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

    The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:


                                                     California Fund
                                      ------------------------------------------
                                           Six Months Ended
                                           March 31, 1998         Year Ended
                                           (Unaudited)            Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                  152,567      596,441         1,432,515

Issued to shareholders electing
  to receive payments of
  distributions in Fund shares           5,435      280,807           661,973

Redemptions                            (17,333)  (3,056,232)       (7,897,702)

Issued to EV Traditional
  Municipals Fund shareholders         442,862            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                583,531   (2,178,984)       (5,803,214)
--------------------------------------------------------------------------------


                                                       Florida Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                  617,824      793,776         2,104,483

Issued to shareholders
  electing to receive payments of
  distributions in Fund shares           8,003      329,003           806,134

Redemptions                           (440,518)  (5,017,263)      (13,472,545)

Issued to EV Traditional
  Municipals Fund shareholders         767,645            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                952,954   (3,984,484)      (10,561,928)
--------------------------------------------------------------------------------


                                                    Massachusetts Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                  210,005      375,179           747,491

Issued to shareholders
  electing to receive payments of
  distributions in Fund shares           7,417      235,190           546,499

Redemptions                            (72,960)  (1,809,544)       (4,753,239)

Issued to EV Traditional
  Municipals Fund shareholders         490,828            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                635,290   (1,199,175)       (3,459,249)
--------------------------------------------------------------------------------


                                                                  Massachusetts
                                                                       Fund
                                                                ----------------
                                                                Six Months Ended
                                                                 March 31, 1998
Class I                                                            (Unaudited)
--------------------------------------------------------------------------------
Sales                                                                 124,046

Issued to shareholders electing to receive payment of
 distribution in Fund shares                                            4,942

Redemptions                                                           (21,693)

Issued to Massachusetts Municipal Bond
 Portfolio shareholders                                               825,783
--------------------------------------------------------------------------------
Net increase                                                          933,078
--------------------------------------------------------------------------------


                                                    Mississippi Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                   36,135       25,276            93,560

Issued to shareholders electing
  to receive payments of
  distributions in Fund shares           2,158       18,863            47,277

Redemptions                             (4,739)    (253,724)         (526,804)

Issued to EV Traditional
  Municipals Fund shareholders         104,840            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                138,394     (209,585)         (385,967)
--------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D




                                                       New York Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                  143,078      745,255         1,854,790

Issued to shareholders electing
  to receive payments of
  distributions in Fund shares          10,574      540,026         1,243,630

Redemptions
                                       (64,448)  (4,175,738)      (11,329,986)
Issued to EV Traditional
  Municipal Fund shareholders          823,415            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                912,619   (2,890,457)       (8,231,566)
--------------------------------------------------------------------------------


                                                         Ohio Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                  280,022      312,699           795,756

Issued to shareholders electing
  to receive payments of
  distributions in Fund shares           5,540      279,626           612,550

Redemptions                            (14,713)  (1,702,231)       (4,355,129)

Issued to EV Traditional
  Municipal Fund shareholders          326,756            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                597,605   (1,109,906)       (2,946,823)
--------------------------------------------------------------------------------


                                                     Rhode Island Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                    8,193      290,003           405,304

Issued to shareholders electing
  to receive payments of
  distributions in Fund shares           2,241       45,778            99,538

Redemptions                            (10,328)    (269,648)         (770,050)

Issued to EV Traditional
  Municipal Fund shareholders          180,806            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                180,912       66,133          (265,208)
--------------------------------------------------------------------------------


                                                    West Virginia Fund
                                      ------------------------------------------
                                        Six Months Ended
                                        March 31, 1998            Year Ended
                                        (Unaudited)               Sept. 30, 1997
                                      ----------------------      --------------
                                       Class A      Class B          Class B
--------------------------------------------------------------------------------
Sales                                   15,391       73,698           115,286

Issued to shareholders electing
  to receive payments of
  distributions in Fund shares           3,044       32,283            77,703

Redemptions                            (14,393)    (289,934)         (949,690)

Issued to EV Traditional
  Municipal Fund shareholders          181,603            -                 -
--------------------------------------------------------------------------------
Net increase (decrease)                185,645     (183,953)         (756,701)
--------------------------------------------------------------------------------

4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and the Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $2,309, $6,093, $2,780, $958, $3,267, $1,182, $160 and $381 from the California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively as its portion of the sales charge on sales of Class A shares for the six months ended March 31, 1998.

5   Distribution Plan
    ----------------------------------------------------------------------------
    Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class B shares. The Plans require the Class B shares to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's Class B daily net assets, for providing

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CON'D


    ongoing distribution services and facilities to the respective Fund. A Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the six months ended March 31, 1998, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, paid $1,176,562, $1,837,553, $882,305, $75,398, $1,893,588, $986,649, $143,664
    and $116,734, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At March 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund were approximately $894,000, $10,818,000, $5,605,000, $728,000, $9,554,000,
    $6,107,000, $1,367,000 and $1,035,000, respectively.

    In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum (0.25% per annum for the California Fund) of each Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the six months ended March 31, 1998, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $4,688, $6,746, $2,619, $993, $6,558,
    $2,726, $1,655 and $1,459, respectively, for Class A shares and $392,022, $489,997, $231,331, $18,600, $492,282, $263,104, $35,754 and $33,516,
    respectively, for Class B shares. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

    Certain officers and Trustees of the Funds are officers or directors of EVD.

6   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $229,000, $540,000, $185,000, $39,000, $548,000, $220,000, $62,000 and $47,000 of CDSC paid by
    Class B shareholders of California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia, respectively, for the six months ended March 31, 1998.

7   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended March 31, 1998 were as follows:


     California Fund
     ----------------------------------------------------------------------
     Increases                                                 $ 7,904,301
     Decreases                                                  37,329,970

     Florida Fund
     ----------------------------------------------------------------------
     Increases                                                 $15,423,197
     Decreases                                                  70,264,782

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


      Massachusetts Fund
      ----------------------------------------------------------------------
      Increases                                                 $ 7,444,277
      Decreases                                                  25,043,767

      Mississippi Fund
      ----------------------------------------------------------------------
      Increases                                                 $   684,332
      Decreases                                                   3,001,884

      New York Fund
      ----------------------------------------------------------------------
      Increases                                                 $10,833,885
      Decreases                                                  56,881,228

      Ohio Fund
      ----------------------------------------------------------------------
      Increases                                                 $ 6,765,535
      Decreases                                                  23,992,917

      Rhode Island Fund
      ----------------------------------------------------------------------
      Increases                                                 $ 2,822,460
      Decreases                                                   3,528,899

      West Virginia Fund
      ----------------------------------------------------------------------
      Increases                                                 $   973,926
      Decreases                                                   3,576,455

8   Transfer of Assets
    ----------------------------------------------------------------------------
    On October 1, 1997, EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund, EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund, EV Marathon West Virginia Municipals Fund, acquired the net assets of EV Traditional California Municipals Fund, EV Traditional Florida Municipals Fund, EV Traditional Massachusetts Municipals Fund, Massachusetts Municipal Bond Portfolio, EV Traditional Mississippi Municipals Fund, EV Traditional New York Municipals Fund, EV Traditional Ohio Municipals Fund, EV Traditional Rhode Island Municipals Fund and EV Traditional West Virginia Municipals Fund, respectively, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Funds, at the closing, issued Class A shares as follows:

                                                     Aggregate        Net asset
                                 Class A shares      value of         value per
        Fund                        issued         shares issued        share
        ------------------------------------------------------------------------
        California Fund             442,862        $  4,827,782        $ 10.90
        Florida Fund                767,645           8,168,505          10.64
        Massachusetts Fund          490,828           4,721,026           9.62
        Mississippi Fund            104,840           1,021,041           9.74
        New York Fund               823,415           8,651,176          10.51
        Ohio Fund                   326,756           3,163,408           9.68
        Rhode Island Fund           180,806           1,738,315           9.61
        West Virginia Fund          181,603           1,777,064           9.79

    The Massachusetts Fund also issued 825,783 Class I shares with an aggregate value of $8,170,080 and a net asset value of $9.89.

    The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction, were as follows:

        Fund                    Acquired Net Assets     Unrealized appreciation
        ------------------------------------------------------------------------
        California Fund                $  4,827,782                  $  411,207
        Florida Fund                      8,168,505                     186,534
        Massachusetts Fund                4,721,026                     320,814
        Mississippi Fund                  1,021,041                     121,850
        New York Fund                     8,651,176                     360,034
        Ohio Fund                         3,163,408                      59,995
        Rhode Island Fund                 1,738,315                      78,130
        West Virginia Fund                1,777,064                      72,043

    The net assets acquired from the Massachusetts Municipal Bond Portfolio were $8,170,080 and the unrealized appreciation was $375,818.

Eaton Vance Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


    Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares and Class B shares were as follows:

                                                  Class A net      Class B net
                                                  asset value      asset value
      Fund                 Combined Net Assets      per share        per share
      --------------------------------------------------------------------------
      California Fund             $325,985,128       $  10.90          $ 10.01
      Florida Fund                 512,225,678          10.64            10.90
      Massachusetts Fund           252,729,292           9.62            10.69
      Mississippi Fund              21,945,103           9.74             9.97
      New York Fund                526,044,320          10.51            11.30
      Ohio Fund                    270,164,317           9.68            10.93
      Rhode Island Fund             39,972,173           9.61             9.84
      West Virginia Fund            33,301,336           9.79             9.97

    The Class I net asset value for the Massachusetts Fund was $9.89.

9   Name Change
    ----------------------------------------------------------------------------
    Effective October 1, 1997, the EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund, EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund and EV Marathon West Virginia Municipals Fund changed their respective names to Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund.

California Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)      Security                 Value
---------------------------------------------------------------------------

Cogeneration -- 7.7%
---------------------------------------------------------------------------
 NR         BBB-      $  4,985      Central Valley
                                    Financing Authority,
                                    (Carson Ice),
                                    6.20%, 7/1/20           $  5,282,405
 NR         BBB-        10,900      Sacramento Cogeneration
                                    Authority, (Procter
                                    & Gamble), 6.50%,
                                    7/1/21                    11,909,775
 NR         BBB-         6,000      Sacramento Power
                                    Authority, Cogeneration
                                    Project, 6.00%, 7/1/22     6,362,400
---------------------------------------------------------------------------
                                                            $ 23,554,580
---------------------------------------------------------------------------

Electric Utilities -- 1.5%
---------------------------------------------------------------------------
 A2         A         $  4,100      California Pollution
                                    Control Financing
                                    Authority, (San
                                    Diego Gas & Electric),
                                    5.90%, 6/1/14           $  4,539,274
---------------------------------------------------------------------------
                                                            $  4,539,274
---------------------------------------------------------------------------

Escrowed/Prerefunded -- 23.2%
---------------------------------------------------------------------------
 NR         BBB       $  3,910      Fontana Public
                                    Financing Authority,
                                    7.00%, 9/1/21           $  4,221,236
 Aaa        AAA          6,400      Port Oakland, CA,
                                    0.00%, 11/1/05             3,949,440
 Aaa        AAA          8,000      Sacramento County,
                                    Single Family,
                                    (AMT) (GNMA),
                                    8.125%, 7/1/16/(1)/       10,831,520
 Aaa        AAA          6,000      Sacramento County,
                                    Single Family,
                                    (AMT) (GNMA),
                                    8.25%, 1/1/21              8,444,280
 Aaa        NR          14,285      Sacramento County,
                                    Single Family,
                                    (AMT) (GNMA),
                                    8.50%, 11/1/16            20,017,855
 Aaa        AAA          3,000      San Francisco City
                                    and County Sewer,
                                    (AMBAC) Variable
                                    Rate, 10/1/21/(2)/         3,345,000
 Aaa        AAA         12,000      San Joaquin Hills
                                    Transportation
                                    Corridor Agency,
                                    Toll Road Bonds,
                                    0.00%, 1/1/14              5,525,640
 Aaa        AAA         35,975      San Joaquin Hills
                                    Transportation
                                    Corridor Agency,
                                    Toll Road Bonds,
                                    0.00%, 1/1/27              8,392,968
 Aaa        AAA          4,430      San Joaquin Hills
                                    Transportation
                                    Corridor Agency,
                                    Toll Road Bonds,
                                    7.00%, 1/1/30              5,042,802
 Aaa        AAA          5,765      San Joaquin Hills,
                                    CA, Transportation
                                    Corridor Agency,
                                    Toll Road Bonds,
                                    0.00%, 1/1/26              1,415,596
---------------------------------------------------------------------------
                                                            $ 71,186,337
---------------------------------------------------------------------------

Hospitals -- 2.2%
---------------------------------------------------------------------------
 NR         NR        $  1,000      Eastern Plumas, CA,
                                    Health Care,
                                    (District Hospital),
                                    7.50%, 8/1/07           $  1,025,450
 Ba2        NR           1,000      San Bernadino, CA,
                                    San Bernadino
                                    Community Hospital,
                                    7.875%, 12/1/08            1,053,930
 Ba2        NR           3,000      San Bernadino, CA,
                                    San Bernadino
                                    Community Hospital,
                                    7.875%, 12/1/19            3,156,870
 NR         BBB-         1,500      Woodland, (Woodland
                                    Memorial Hospital),
                                    8.20%, 8/1/15              1,546,380
---------------------------------------------------------------------------
                                                            $  6,782,630
---------------------------------------------------------------------------

Housing -- 6.8%
---------------------------------------------------------------------------
 Aa         AA-       $  2,730      California Housing
                                    Finance Agency,
                                    7.375%, 8/1/11          $  2,833,249
 Aa         AA-          2,475      California Housing
                                    Finance Agency,
                                    7.40%, 8/1/26              2,690,078
 Aa         AA-          3,595      California Housing
                                    Finance Agency,
                                    7.50%, 8/1/25              3,930,665
 Aa         AA-          5,630      California Housing
                                    Finance Agency,
                                    7.65%, 8/1/23              5,851,428
 Aa2        AA-          1,180      California Housing
                                    Finance Agency,
                                    8.60%, 8/1/19              1,212,957

                       See notes to financial statements

California Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)      Security                 Value
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
 NR         NR        $  2,000      Los Angeles County
                                    Housing Authority,
                                    CA, Multifamily
                                    Housing, (Corporate
                                    Fund for Housing),
                                    10.50%, 12/1/29         $  1,851,940
 A1         NR             770      Los Angeles County,
                                    Single Family,
                                    7.875%, 8/1/16               830,129
 NR         A+           1,560      Oakland, Housing
                                    Finance Agency,
                                    7.10%, 1/1/10              1,649,216
---------------------------------------------------------------------------
                                                            $ 20,849,662
---------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 3.9%
---------------------------------------------------------------------------
 A3         A-        $  5,000      California Pollution
                                    Control Financing
                                    Authority, (Browning
                                    Ferris Industries,
                                    Inc.), 5.80%, 12/1/16   $  5,247,000
 NR         NR           3,000      California Pollution
                                    Control Financing
                                    Authority, (Laidlaw
                                    Environmental),
                                    (AMT), 6.70%, 7/1/07       3,161,640
 Baa3       BB+          3,600      California Statewide
                                    Community Development
                                    Authority, (United
                                    Airlines), (AMT),
                                    5.70%, 10/1/33             3,674,628
---------------------------------------------------------------------------
                                                            $ 12,083,268
---------------------------------------------------------------------------

Insured-Electric Utilities -- 7.0%
---------------------------------------------------------------------------
 Aaa        AAA       $  8,000      Northern California
                                    Power Agency (MBIA)
                                    Variable Rate,
                                    8/1/25/(2)/             $  9,600,000
 Aaa        AAA          2,000      Southern California
                                    Public Power
                                    Authority, (FGIC)
                                    Variable Rate,
                                    7/1/12/(2)/                2,112,500
 Aaa        AAA          7,070      Southern California
                                    Public Power
                                    Authority, (MBIA),
                                    0.00%, 7/1/15              2,940,979
 Aaa        AAA          6,915      Southern California
                                    Public Power
                                    Authority, (MBIA),
                                    5.00%, 1/1/20              6,735,556
---------------------------------------------------------------------------
                                                            $ 21,389,035
---------------------------------------------------------------------------

Insured-Hospitals -- 1.2%
---------------------------------------------------------------------------
 Aaa        AAA       $  4,000      California Health
                                    Facilities Financing
                                    Authority, Stanford
                                    Health Care, (AMBAC),
                                    5.00%, 11/15/28         $  3,854,160
---------------------------------------------------------------------------
                                                            $  3,854,160
---------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 3.0%
---------------------------------------------------------------------------
 Aaa        AAA       $  4,350      Stockton, Wastewater
                                    Treatment Plant,
                                    (FGIC), 6.80%, 9/1/24   $  5,055,135
 Aaa        AAA         13,985      Visalia Unified
                                    School District,
                                    (MBIA), 0.00%, 12/1/17     4,054,112
---------------------------------------------------------------------------
                                                            $  9,109,247
---------------------------------------------------------------------------

Insured-Solid Waste -- 0.5%
---------------------------------------------------------------------------
 Aaa        AAA       $  1,500      Inland Empire Solid
                                    Waste Finance
                                    Authority, (FSA),
                                    6.25%, 8/1/11           $  1,691,700
---------------------------------------------------------------------------
                                                            $  1,691,700
---------------------------------------------------------------------------

Insured-Transportation -- 3.6%
---------------------------------------------------------------------------
 Aaa        AAA       $  3,125      Port Oakland, CA,
                                    (MBIA), 5.375%,
                                    11/1/25                 $  3,136,875
 Aaa        AAA          2,000      San Francisco
                                    Airport, (MBIA),
                                    6.75%, 5/1/13              2,237,160
 Aaa        AAA          7,800      San Joaquin Hills,
                                    CA, Transportation
                                    Corridor Agency,
                                    Toll Road Bonds,
                                    (MBIA), 0.00%, 1/15/24     2,038,374
 Aaa        AAA         15,000      San Joaquin Hills,
                                    CA, Transportation
                                    Corridor Agency,
                                    Toll Road Bonds,
                                    (MBIA), 0.00%, 1/15/25     3,717,300
---------------------------------------------------------------------------
                                                            $ 11,129,709
---------------------------------------------------------------------------

Insured-Water and Sewer -- 9.9%
---------------------------------------------------------------------------
 Aaa        AAA       $  5,000      California Water
                                    Resources, Central
                                    Valley Project,
                                    (FGIC), 5.25%, 12/1/28  $  5,006,850

                       See notes to financial statements

California Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)      Security                 Value
---------------------------------------------------------------------------

Insured-Water and Sewer (continued)
---------------------------------------------------------------------------
 Aaa        AAA       $  5,000      Contra Costa County,
                                    Water District, (MBIA),
                                    5.00%, 10/1/24          $  4,857,050
 Aaa        AAA          5,000      East Bay, Municipal
                                    Utilities District,
                                    Wastewater Treatment
                                    System, (FGIC), 5.00%,
                                    6/1/26                     4,859,850
 Aaa        AAA          5,000      East Bay, Municipal
                                    Utilities District,
                                    Water System,
                                    (MBIA) Variable
                                    Rate, 6/1/08/(2)/          5,375,000
 Aaa        AAA          2,000      Metropolitan Water
                                    District, Southern
                                    California Waterworks,
                                    (MBIA), 5.00%, 7/1/27      1,942,980
 Aaa        AAA          5,000      Metropolitan Water
                                    District, Southern
                                    California Waterworks,
                                    (MBIA), 5.00%, 7/1/30      4,844,000
 Aaa        AAA          3,000      San Diego County
                                    Water Authority,
                                    (FGIC) Variable
                                    Rate, 4/22/09/(2)/         3,566,250
---------------------------------------------------------------------------
                                                            $ 30,451,980
---------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 17.5%
---------------------------------------------------------------------------
 Aa3        A+        $  6,500      California Public
                                    Works, (University
                                    of California),
                                    5.00%, 6/1/23           $  6,265,220
 Aa3        A+           5,000      California Public
                                    Works, (University
                                    of California),
                                    5.25%, 6/1/20              5,132,100
 Aa3        A+           8,000      California Public
                                    Works, (University
                                    of California),
                                    5.50%, 6/1/14              8,531,120
 Baa3       BBB-         2,750      Inglewood, CA,
                                    7.00%, 8/1/19              2,966,865
 NR         NR           7,000      Los Angeles County,
                                    (Marina Del Ray),
                                    6.50%, 7/1/08              7,593,740
 Baa1       BBB          5,115      Los Angeles County,
                                    Disney Parking
                                    Project, 0.00%, 3/1/16     1,914,800
 Baa1       BBB          1,925      Los Angeles County,
                                    Disney Parking
                                    Project, 0.00%, 3/1/17       675,906
 Baa1       BBB          5,000      Los Angeles County,
                                    Disney Parking
                                    Project, 0.00%, 9/1/17     1,707,700
 Baa1       BBB          5,370      Los Angeles County,
                                    Disney Parking
                                    Project, 0.00%, 3/1/18     1,784,075
 Baa1       BBB          3,100      Los Angeles County,
                                    Disney Parking
                                    Project, 0.00%, 3/1/20       922,002
 Baa1       BBB          6,925      Los Angeles County,
                                    Disney Parking
                                    Project, 0.00%, 9/1/20     2,003,472
 Baa1       BBB          1,000      Los Angeles County,
                                    Disney Parking
                                    Project, 6.50%, 3/1/23     1,071,250
 A1         A+           8,000      Pasadena Parking
                                    Facility Project,
                                    6.25%, 1/1/18              9,017,840
 A1         A+           4,000      Sacramento City
                                    Financing Authority,
                                    5.40%, 11/1/20             4,176,120
---------------------------------------------------------------------------
                                                            $ 53,762,210
---------------------------------------------------------------------------

Nursing Homes -- 1.0%
---------------------------------------------------------------------------
 NR         NR        $  3,000      Banning, CA,
                                    9.50%, 12/1/11          $  3,078,390
---------------------------------------------------------------------------
                                                            $  3,078,390
---------------------------------------------------------------------------

Special Tax Revenue -- 8.4%
---------------------------------------------------------------------------
 NR         NR        $  2,845      Commerce, Joint
                                    Power Financing
                                    Authority,
                                    8.00%, 3/1/22           $  3,071,434
 NR         BBB          5,000      Contra Costa County,
                                    Public Financing
                                    Authority, 7.10%,
                                    8/1/22                     5,482,750
 NR         NR           1,955      Fairfield, North
                                    Cordelia District,
                                    7.375%, 9/2/18             2,025,595
 NR         NR             755      Fairfield, North
                                    Cordelia District,
                                    8.00%, 9/2/11                784,445
 NR         BBB+         5,720      Fontana Redevelopment
                                    Agency, Jurupa
                                    Hills, 7.00%, 10/1/14      6,479,273
 NR         BBB            600      Rancho Mirage,
                                    Joint Power Financing
                                    Authority, 7.50%, 4/1/17     654,294

                       See notes to financial statements

California Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)      Security                 Value
---------------------------------------------------------------------------

Special Tax Revenue (continued)
---------------------------------------------------------------------------
 NR         NR        $  3,000      Riverside County
                                    Community Facilities
                                    District, 7.55%,
                                    9/1/17                  $  3,180,000
 NR         BBB          2,500      Riverside County
                                    Redevelopment Agency,
                                    7.50%, 10/1/26             2,820,100
 NR         NR           1,400      Simi Valley
                                    Community Development,
                                    Sycamore Plaza II,
                                    8.20%, 9/1/12              1,413,692
---------------------------------------------------------------------------
                                                            $ 25,911,583
---------------------------------------------------------------------------

Transportation -- 1.8%
---------------------------------------------------------------------------
 NR         BBB       $  3,050      Guam Airport
                                    Authority, (AMT),
                                    6.70%, 10/1/23          $  3,344,691
 Aa3        AA-          2,000      Long Beach (AMT),
                                    7.25%, 5/15/19             2,048,680
---------------------------------------------------------------------------
                                                            $  5,393,371
---------------------------------------------------------------------------

Water and Sewer -- 0.8%
---------------------------------------------------------------------------
 Aa2        AA        $  2,500      Metropolitan Water
                                    District, Southern
                                    California Waterworks,
                                    5.00%, 7/1/26           $  2,433,425
---------------------------------------------------------------------------
                                                            $  2,433,425
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $270,444,922)                          $307,200,561
---------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 39.1% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.3% to 17.0% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)   Security                   Value
--------------------------------------------------------------------------

Cogeneration -- 2.6%
--------------------------------------------------------------------------
 NR        NR       $ 4,600     Palm Beach County, FL,
                                Okeelanta Power Project,
                                (AMT), 6.85%, 2/15/21       $  3,680,000
 NR        NR        11,000     Palm Beach County, FL,
                                Osceola Power Project,
                                (AMT), 6.95%, 1/1/22           8,690,000
--------------------------------------------------------------------------
                                                            $ 12,370,000
--------------------------------------------------------------------------

Education -- 1.3%
--------------------------------------------------------------------------
 NR        AAA      $ 5,500     Volusia County
                                Educational Facilities,
                                (Embry-Riddle
                                Aeronautical University)
                                (CLEE), 6.625%, 10/15/22    $  6,045,655
--------------------------------------------------------------------------
                                                            $  6,045,655
--------------------------------------------------------------------------

Electric Utilities -- 7.8%
--------------------------------------------------------------------------
 Aa2       AA       $14,000     Jacksonville Electric
                                Authority, Bulk Power
                                Supply System Scherer 4,
                                5.25%, 10/1/21/(1)/         $ 13,981,240
 Aa1       AA         2,850     Orlando Utilities
                                Commission Water and
                                Electric, 5.125%, 10/1/19      2,818,878
 Aa2       AA-       10,000     Orlando Utilities
                                Commission Water and
                                Electric, 5.60%, 10/6/17      10,314,500
 Baa1      BBB+       5,000     Puerto Rico Electric
                                Power Authority, 6.25%,
                                7/1/17                         5,486,350
 Baa1      BBB+         185     Puerto Rico Electric
                                Power Authority, 7.125%,
                                7/1/14                           194,651
 Aa3       AA-        2,515     St. Lucie County Solid
                                Waste Disposal, (Florida
                                Power & Light Co.) (AMT),
                                6.70%, 5/1/27                  2,729,152
 NR        NR         1,925     Virgin Islands Water and
                                Power Authority, 7.40%,
                                7/1/11                         2,104,314
--------------------------------------------------------------------------
                                                            $ 37,629,085
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 7.3%
--------------------------------------------------------------------------
 Aaa       AAA      $ 9,225     Dade County, (Baptist
                                Hospital of Miami),
                                5.75%, 5/1/21               $  9,915,584
 Aaa       AAA        5,000     Florida Municipal Power
                                Agency Stanton II (AMBAC)
                                Variable
                                Rate, 10/1/20/(2)/             6,112,500
 NR        NR       $ 1,675     Florida State (Mid-Bay
                                Bridge Authority),
                                6.875%, 10/1/22             $  2,068,876
 A3        A          7,255     Hillsborough County
                                Capital Improvement -
                                Museum of Science, 6.45%,
                                1/1/22                         7,701,981
 Aaa       AAA        2,000     Orlando and Orange
                                County, Expressway
                                Authority (FGIC), 8.25%,
                                7/1/14                         2,750,800
 Aaa       AAA        5,600     St. Lucie Utility System,
                                6.00%, 10/1/20                 6,247,360
--------------------------------------------------------------------------
                                                            $ 34,797,101
--------------------------------------------------------------------------

General Obligations -- 18.2%
--------------------------------------------------------------------------
 Aa2       AA+      $32,000     Florida Board of
                                Education,
                                4.75%, 6/1/22               $ 30,197,439
 Aa2       AA+       10,910     Florida Board of
                                Education,
                                5.00%, 6/1/20                 10,666,162
 Aa2       AA+        8,000     Florida Board of General
                                Services, 6.60%, 7/1/17        8,824,640
 Aa        AA+        9,585     Florida State,
                                (Jacksonville
                                Transportation), 5.00%,
                                7/1/22                         9,347,580
 NR        BBB        5,700     Guam, 5.40%, 11/15/18          5,731,464
 A3        BBB+      15,000     New York City, NY,
                                5.00%, 8/1/22/(3)/            14,387,550
 A3        BBB+       5,000     New York City, NY,
                                5.125%, 8/1/25/(3)/            4,839,000
 Baa1      A          2,100     Puerto Rico Commonwealth,
                                0.00%, 7/1/16                    840,651
 Baa1      A          2,500     Puerto Rico Public
                                Building Authority,
                                6.00%, 7/1/12                 2,557,725
--------------------------------------------------------------------------
                                                            $ 87,392,211
--------------------------------------------------------------------------

Hospitals -- 1.9%
--------------------------------------------------------------------------
 NR        BBB+     $ 3,600     Escambia County, Health
                                Facilities Authority
                                (Baptist Hospital, Inc.
                                and The Baptist Manor,
                                Inc.), 6.75%, 10/1/14       $  3,917,520
 NR        AA+        4,750     Jacksonville Health
                                Facilities Finance
                                Authority, St. Luke's
                                Hospital Association,
                                6.75%, 11/15/13                5,195,788
--------------------------------------------------------------------------------
                                                            $  9,113,308
--------------------------------------------------------------------------------

                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)   Security                   Value
--------------------------------------------------------------------------

Housing -- 10.2%
--------------------------------------------------------------------------
 Aaa       NR       $ 2,000     Broward County, Housing
                                Finance Authority, SFMR,
                                (AMT), (GNMA/FNMA),
                                6.10%, 10/1/19              $  2,111,580
 NR        AAA          585     Broward County, Housing
                                Finance Authority, Single
                                Family, (GNMA) (AMT),
                                7.35%, 3/1/23                    619,521
 NR        AAA        1,300     Clay County, Housing
                                Finance Authority,
                                Multifamily (GNMA),
                                7.40%, 12/1/25                 1,374,867
 Aaa       NR         2,005     Clay County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                6.55%, 3/1/28                  2,134,262
 Aaa       NR           930     Dade County, Housing
                                Finance Authority, Single
                                Family (AMT), 7.75%,
                                9/1/22                           979,364
 NR        AAA        5,850     Dade County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                6.70%, 10/1/28                 6,230,777
 Aaa       NR         1,130     Dade County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                7.25%, 9/1/19                  1,192,127
 Aaa       AAA        1,480     Escambia County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                6.90%, 10/1/21                 1,595,973
 Aaa       AAA        1,725     Escambia County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                6.95%, 10/1/27                 1,861,965
 Aaa       NR         2,540     Escambia County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                7.40%, 10/1/23                 2,681,732
 NR        AAA        1,125     Florida Housing Finance
                                Authority, 6.35%, 6/1/14       1,192,511
 Aa3       AA         2,500     Florida Housing Finance
                                Authority (AMT), 6.35%,
                                7/1/28                         2,666,300
 Aaa       NR           740     Hillsborough County,
                                Housing Finance
                                Authority, Single Family
                                (GNMA), (AMT),
                                7.875%, 5/1/23                   783,083
 NR        NR         3,365     North Miami, Health Care
                                Facilities (The Imperial
                                Club), 9.25%, 1/1/13           3,851,815
 NR        AAA        6,205     Orange County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                6.60%, 4/1/28                  6,607,456
 NR        AAA        7,230     Orange County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                6.85%, 10/1/27/(1)/            7,776,733
 NR        AAA      $ 1,695     Orange County, Housing
                                Finance Authority, Single
                                Family (GNMA), (AMT),
                                7.375%, 9/1/24                 1,801,073
 Aaa       NR         1,455     Polk County, Housing
                                Finance Authority, Single
                                Family (GNMA), 7.15%,
                                9/1/23                         1,533,555
 Aaa       AAA          605     Puerto Rico Housing
                                Financial Corp. Single
                                Family (GNMA),
                                7.65%, 10/15/22                  644,422
 Baa       BBB        1,400     Puerto Rico Urban Renewal
                                and Housing Corp.,
                                7.875%, 10/1/04                1,488,718
--------------------------------------------------------------------------
                                                            $ 49,127,834
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 1.0%
--------------------------------------------------------------------------
 Baa3      BBB-     $ 4,500     Puerto Rico Port
                                Authority, (American
                                Airlines), (AMT), 6.25%,
                                6/1/26                      $  4,893,525
--------------------------------------------------------------------------
                                                            $  4,893,525
--------------------------------------------------------------------------

Insured-Electric Utilities -- 3.3%
--------------------------------------------------------------------------
 Aaa       AAA      $ 1,540     Manatee County, Public
                                Utility (FGIC), 0.00%,
                                10/1/12                     $    756,802
 Aaa       AAA        2,200     Puerto Rico Electric
                                Power Authority,
                                "STRIPES", (FSA),
                                Variable Rate, 7/1/02/(2)/     2,455,750
 Aaa       AAA        2,200     Puerto Rico Electric
                                Power Authority,
                                "STRIPES", (FSA),
                                Variable Rate, 7/1/03/(2)/     2,508,000
 Aaa       AAA        3,000     Sunrise, Utilities
                                Systems, (AMBAC), 5.00%,
                                10/1/28/(3)/                   2,926,680
 Aaa       AAA        7,000     Sunrise, Utilities
                                Systems, (AMBAC), 5.20%,
                                10/1/22                        7,026,320
--------------------------------------------------------------------------
                                                            $ 15,673,552
--------------------------------------------------------------------------

Insured-Hospitals -- 8.0%
--------------------------------------------------------------------------
 Aaa       AAA      $ 8,000     Charlotte County, Health
                                Care, (Bon-Secours Health
                                System) (FSA) Variable
                                Rate, 8/26/27/(2)/          $  9,130,000


                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)   Security                   Value
--------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------
 Aaa       AAA      $23,355     Jacksonville Health
                                Authority, (Daughters of
                                Charity) (MBIA), 5.00%,
                                11/15/15                    $ 23,191,515
 Aaa       AAA        2,000     Lee County, (Memorial
                                Hospital) (MBIA) Variable
                                Rate, 4/1/20/(2)/              2,362,500
 Aaa       AAA        3,000     Orange County Health
                                Facilities Authority
                                (Orlando Regional Medical
                                Center) (MBIA) Variable
                                Rate, 10/29/21/(2)/            3,581,250
--------------------------------------------------------------------------
                                                            $ 38,265,265
--------------------------------------------------------------------------

Insured-Housing -- 3.0%
--------------------------------------------------------------------------
 Aaa       AAA      $   880     Brevard County, Housing
                                Finance Authority, Single
                                Family (FSA), 7.00%,
                                3/1/13                      $    931,700
 Aaa       AAA        3,000     Florida Health Facilities
                                Authority, (Brittany of
                                Rosemont) (AMBAC) (AMT),
                                6.875%, 8/1/26                 3,266,280
 Aaa       AAA        6,530     Florida Health Facilities
                                Authority, (Maitland Club
                                Apartments), (AMBAC), (AMT),
                                6.875%, 8/1/26                 7,109,603
 Aaa       AAA        2,675     Lee County Housing
                                Finance, SCA Multifamily
                                (FSA) (AMT),
                                7.05%, 1/1/30                  2,904,462
--------------------------------------------------------------------------
                                                            $ 14,212,045
--------------------------------------------------------------------------

Insured-Life Care -- 0.1%
--------------------------------------------------------------------------
 Aaa       AAA      $   500     Alachua County Health
                                Facility, (Mental Health
                                Services) (CGIC), 7.75%,
                                7/1/10                      $    546,220
--------------------------------------------------------------------------
                                                            $    546,220
--------------------------------------------------------------------------

Insured-Miscellaneous -- 0.9%
--------------------------------------------------------------------------
 Aaa       AAA      $ 1,500     Dade County, Seaport,
                                (MBIA), 5.125%, 10/1/21     $  1,482,840
 Aaa       AAA        2,000     Escambia County (MBIA),
                                7.20%, 1/1/15                  2,087,300
 Aaa       AAA          799     Osceola County,
                                Industrial Development
                                Authority, Community
                                Provider Pooled Loan
                                Program (CGIC), 7.75%,
                                7/1/10                           858,086
--------------------------------------------------------------------------
                                                            $  4,428,226
--------------------------------------------------------------------------

Insured-Solid Waste -- 0.3%
--------------------------------------------------------------------------
 Aaa       AAA      $ 1,500     St. John's County Solid
                                Waste Disposal (FGIC),
                                7.25%, 11/1/10              $  1,630,050
--------------------------------------------------------------------------
                                                            $  1,630,050
--------------------------------------------------------------------------

Insured-Special Tax Revenue -- 7.3%
--------------------------------------------------------------------------
 Aaa       AAA      $ 1,160     Dade County, Professional
                                Sports Franchise, (MBIA),
                                0.00%, 10/1/19              $    387,127
 Aaa       AAA        3,835     Dade County, Professional
                                Sports Franchise, (MBIA),
                                0.00%, 10/1/23                 1,036,754
 Aaa       AAA        1,000     Jacksonville Excise Tax,
                                (FGIC) (AMT), 0.00%,
                                10/1/10                          545,340
 Aaa       AAA        1,000     Jacksonville Excise Tax,
                                (FGIC) (AMT), 0.00%,
                                10/1/11                          512,720
 Aaa       AAA        2,000     Jacksonville Excise Tax,
                                (FGIC) (AMT), 0.00%,
                                10/1/12                          962,240
 Aaa       AAA        1,185     Opa-Locka Sales Tax,
                                (FGIC), 7.00%, 1/1/14          1,349,916
 Aaa       AAA        3,160     St. Petersburg Excise
                                Tax, (FGIC), 5.00%,
                                10/1/16                        3,126,188
 Aaa       AAA        2,000     Sunrise Public
                                Facilities, (MBIA),
                                0.00%, 10/1/10                 1,110,840
 Aaa       AAA        1,760     Sunrise Public
                                Facilities, (MBIA),
                                0.00%, 10/1/12                   864,917
 Aaa       AAA        2,840     Sunrise Public
                                Facilities, (MBIA),
                                0.00%, 10/1/14                 1,245,198
 Aaa       AAA        4,000     Sunrise Public
                                Facilities, (MBIA),
                                0.00%, 10/1/15                 1,654,120
 Aaa       AAA        4,140     Sunrise Public
                                Facilities, (MBIA),
                                0.00%, 10/1/16                 1,621,928
 Aaa       AAA        2,525     Sunrise Public
                                Facilities, (MBIA),
                                0.00%, 10/1/17                   935,008
 Aaa       AAA        2,270     Tampa Sports Authority,
                                (MBIA), 5.25%, 1/1/17          2,295,855
 Aaa       AAA       11,500     Tampa Sports Authority,
                                (MBIA), 5.25%, 1/1/17         11,630,985
 Aaa       AAA        6,800     Tampa Utility Tax,
                                (AMBAC), 0.00%, 4/1/19         2,328,048
 Aaa       AAA        5,000     Tampa Utility Tax,
                                (AMBAC), 0.00%, 10/1/19        1,668,650
 Aaa       AAA        2,000     Tampa Utility Tax,
                                (AMBAC), 0.00%, 10/1/20          703,820
 Aaa       AAA        4,000     Tampa Utility Tax,
                                (AMBAC), 0.00%, 10/1/20        1,268,480
--------------------------------------------------------------------------
                                                            $ 35,248,134
--------------------------------------------------------------------------

                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)   Security                   Value
--------------------------------------------------------------------------

Insured-Transportation -- 6.4%
--------------------------------------------------------------------------
 Aaa       AAA      $ 3,475     Dade County Aviation
                                Facilities (MBIA) (AMT),
                                6.00%, 10/1/24              $  3,716,269
 Aaa       AAA        4,000     Dade County Aviation
                                Facilities (MBIA) (AMT),
                                6.55%, 10/1/13                 4,384,160
 Aaa       AAA        4,150     Dade County Aviation
                                Facilities (MBIA) (AMT),
                                6.60%, 10/1/22                 4,555,123
 Aaa       AAA        8,850     Dade County Aviation
                                Facilities, (Miami
                                International Airport),
                                (FSA), (AMT),
                                5.125%, 10/1/22                8,603,439
 Aaa       AAA        8,650     Greater Orlando Aviation
                                Authority, (FGIC) (AMT),
                                6.375%, 10/1/21                9,416,131
--------------------------------------------------------------------------
                                                            $ 30,675,122
--------------------------------------------------------------------------

Insured-Water and Sewer -- 2.9%
--------------------------------------------------------------------------
 Aaa       AAA      $14,000     Dade County, Water And
                                Sewer System, (FGIC),
                                5.25%, 10/1/26              $ 14,048,020
--------------------------------------------------------------------------
                                                            $ 14,048,020
--------------------------------------------------------------------------

Life Care -- 1.6%
--------------------------------------------------------------------------
 NR        NR       $ 6,895     Atlantic Beach, Fixed
                                Rate Improvement, FL,
                                (Fleet Landing Project),
                                8.00%, 6/1/24               $  7,737,293
--------------------------------------------------------------------------
                                                            $  7,737,293
--------------------------------------------------------------------------

Miscellaneous -- 1.1%
--------------------------------------------------------------------------
 NR        NR       $ 5,000     Osceola County, IDA,
                                Community Pooled Loan-93,
                                7.75%, 7/1/17               $  5,435,750
--------------------------------------------------------------------------
                                                            $  5,435,750
--------------------------------------------------------------------------

Nursing Homes -- 5.2%
--------------------------------------------------------------------------
 NR        NR       $   300     Broward County,
                                Industrial Development
                                Authority (Beverly
                                Enterprises), 9.80%,
                                11/1/10                     $    335,952
 NR        NR           430     Charlotte County,
                                Industrial Development
                                Authority (Beverly
                                Enterprises), 10.00%,
                                6/1/11                           490,578
 NR        NR         5,415     Citrus County, Industrial
                                Development Authority
                                (Beverly Enterprises),
                                7.25%, 4/1/03/(1)/             5,528,119
 NR        AAA        4,285     Dade County, Industrial
                                Development Authority
                                (Club Care Center)
                                (GNMA), 6.60%, 1/20/18         4,627,971
 NR        AAA        5,075     Dade County, Industrial
                                Development Authority
                                (Gramercy Park Nursing
                                Care) (FHA), 6.60%, 8/1/23     5,525,863
 NR        NR         1,955     Highlands County,
                                Industrial Development
                                Authority, (Beverly
                                Enterprises), 9.25%,
                                7/1/07                         2,192,806
 Baa1      NR         3,750     Jacksonville Health
                                (Cypress Village), 7.00%,
                                12/1/22                        4,123,725
 NR        NR           360     Okaloosa County, (Beverly
                                Enterprises), 10.75%,
                                10/1/03                          372,139
 NR        NR           655     Orange County, Industrial
                                Development Authority,
                                (Beverly Enterprises),
                                9.25%, 8/1/10                    736,724
 NR        NR         1,000     Winter Garden, (Beverly
                                Enterprises), 8.75%,
                                7/1/12                         1,129,240
--------------------------------------------------------------------------
                                                            $ 25,063,117
--------------------------------------------------------------------------

Solid Waste -- 0.8%
--------------------------------------------------------------------------
 A         A-       $ 3,450     Broward County (Waste
                                Energy Co., L.P. North),
                                7.95%, 12/1/08              $  3,743,457
--------------------------------------------------------------------------
                                                            $  3,743,457
--------------------------------------------------------------------------

Special Tax Revenue -- 2.7%
--------------------------------------------------------------------------
 A1        AA-      $ 3,000     Orlando, 6.00%, 10/1/22     $  3,175,530
 Baa1      A          9,250     Puerto Rico Highway and
                                Transportation Authority,
                                5.00%, 7/1/36                  8,988,318
 Baa1      A            700     Puerto Rico Highway and
                                Transportation Authority,
                                5.50%, 7/1/36                    732,942
--------------------------------------------------------------------------
                                                            $ 12,896,790
--------------------------------------------------------------------------

Transportation -- 5.5%
--------------------------------------------------------------------------
 NR        NR       $10,140     Florida State (Mid-Bay
                                Bridge Authority), 6.05%,
                                10/1/22                     $ 10,836,314



                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000's
Moody's    & Poor's   omitted)   Security                   Value
--------------------------------------------------------------------------

Transportation (continued)
--------------------------------------------------------------------------
 Aa2       AA+      $10,800     Florida State,
                                (Jacksonville
                                Transportation), 5.25%,
                                7/1/22                      $ 10,824,516
 Baa1      A          5,000     Puerto Rico Highway and
                                Transportation Authority,
                                4.75%, 7/1/38                  4,629,650
--------------------------------------------------------------------------
                                                            $ 26,290,480
--------------------------------------------------------------------------

Water and Sewer -- 0.6%
--------------------------------------------------------------------------
 Baa1      BBB+     $ 2,500     Hillsborough County
                                Utility, 6.625%, 8/1/11     $  2,691,125
--------------------------------------------------------------------------
                                                            $  2,691,125
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $441,861,344)                          $479,953,365
--------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 34.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.3% to 16.7% of total investments.

(1) Security (or a portion thereof) has been segregated to cover when-issued securities.
(2) Security has been issued as an inverse floater bond.
(3) When-issued security.


                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000's
Moody's    & Poor's omitted)    Security                    Value
--------------------------------------------------------------------------------

Assisted Living -- 0.7%
--------------------------------------------------------------------------------
 NR        AAA      $ 1,500     Massachusetts IFA
                                (Briscoe House) (FHA),
                                7.125%, 2/1/36              $  1,736,850
--------------------------------------------------------------------------------
                                                            $  1,736,850
--------------------------------------------------------------------------------

Education -- 3.9%
--------------------------------------------------------------------------------
 NR        AAA      $ 3,400     Massachusetts HEFA
                                (Merrimack College),
                                7.125%, 7/1/12              $  3,849,344

 A1        AA-          250     Massachusetts HEFA (Tufts
                                University), 7.75%, 8/1/13       258,325

 Aa1       AA+        1,625     Massachusetts HEFA,
                                (Amherst College), 6.80%,
                                11/1/21                        1,780,155

 Baa3      BBB-       1,250     Massachusetts IFA, (Dana
                                Hall), 5.90%, 7/1/27           1,313,588

 A1        NR         2,000     New England Educational
                                Loan Marketing Corp.,
                                (AMT), 6.90%, 11/1/09          2,268,680
--------------------------------------------------------------------------------
                                                            $  9,470,092
--------------------------------------------------------------------------------

Electric Utilities -- 6.9%
--------------------------------------------------------------------------------
 NR        BBB      $ 1,545     Guam Power Authority,
                                5.25%, 10/1/23              $  1,532,130

 Baa2      BBB+       5,060     Massachusetts Municipal
                                Wholesale Electric Co.,
                                6.625%, 7/1/18                 5,454,882

 Baa2      BBB+       3,500     Massachusetts Municipal
                                Wholesale Electric Co.,
                                6.75%, 7/1/11                  3,788,295

 Baa1      BBB+       3,000     Puerto Rico Electric
                                Power Authority, 0.00%,
                                7/1/17                         1,135,740

 Baa1      BBB+      13,055     Puerto Rico Electric
                                Power Authority, 0.00%,
                                7/1/17                         4,942,362
--------------------------------------------------------------------------------
                                                            $ 16,853,409
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 4.9%
--------------------------------------------------------------------------------
 NR        NR       $ 2,400     Massachusetts HEFA
                                (Fairview Care
                                Facilities), 10.25%,
                                1/1/21                      $  2,840,784

 Aaa       AAA        1,380     Massachusetts Port
                                Authority, (FGIC), 7.50%,
                                7/1/20                         1,508,230

 Aaa       AAA       29,870     Massachusetts Turnpike
                                Authority, 0.00%, 1/1/28       6,465,063

 NR        AAA        1,000     Puerto Rico Commonwealth,
                                "RIBS", (AMBAC), Variable
                                Rate, 7/1/15/(1)/              1,165,000
--------------------------------------------------------------------------------
                                                            $ 11,979,077
--------------------------------------------------------------------------------

General Obligations -- 2.1%
--------------------------------------------------------------------------------
 NR        BBB      $   440     Guam, 5.375%, 11/15/13      $    444,215

 NR        BBB        2,395     Guam, 5.40%, 11/15/18          2,408,220

 Aaa       NR         1,700     Nantucket, 6.80%, 12/1/11      1,883,957

 A1        A+           250     University of
                                Massachusetts Building
                                Authority, 7.20%, 5/1/04         284,570
--------------------------------------------------------------------------------
                                                            $  5,020,962
--------------------------------------------------------------------------------

Hospitals -- 23.6%
--------------------------------------------------------------------------------
 A1        A        $ 3,000     Massachusetts HEFA
                                (Charlton Memorial
                                Hospital),
                                7.25%, 7/1/13               $  3,335,670

 Aa2       AA+        2,000     Massachusetts HEFA
                                (Daughters of Charity
                                Health System),
                                6.10%, 7/1/14                  2,156,120

 NR        A-         1,020     Massachusetts HEFA
                                (Jordan Hospital),
                                6.875%, 10/1/15                1,113,422

 NR        A-         3,055     Massachusetts HEFA
                                (Jordan Hospital),
                                6.875%, 10/1/22                3,339,970

 Baa3      NR         5,500     Massachusetts HEFA
                                (Milford-Whitinsville
                                Hospital),
                                7.75%, 7/15/17                 6,344,690

 Baa1      AAA        2,000     Massachusetts HEFA (New
                                England Baptist
                                Hospital), 7.35%, 7/1/17       2,226,560

 NR        BBB-       2,600     Massachusetts HEFA (North
                                Adams Hospital), 6.625%,
                                7/1/18                         2,823,054

 Baa2      BBB        5,255     Massachusetts HEFA
                                (Sisters of Providence
                                Health System), 6.50%,
                                11/15/08                       5,890,697

 Baa2      BBB        2,085     Massachusetts HEFA
                                (Sisters of Providence
                                Health System), 6.625%,
                                11/15/22                       2,352,068

 A1        AA-          530     Massachusetts HEFA
                                (Spaulding Rehabilitation
                                Hospital),
                                7.625%, 7/1/21                   545,153

 NR        AA         1,465     Massachusetts HEFA,
                                (FHA), (Deutsches
                                Altenheim),
                                7.70%, 11/1/31                 1,577,820

 Aaa       AAA        1,070     Massachusetts HEFA,
                                (Hallmark Health), (FSA),
                                5.00%, 7/1/21                  1,032,839

 Aaa       AAA        8,695     Massachusetts HEFA,
                                (Hallmark Health), (FSA),
                                5.00%, 7/1/27                  8,358,590

                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited) Principal
------------------- Amount
           Standard (000's
Moody's    & Poor's omitted)    Security                    Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 Baa2      BBB-     $   500     Massachusetts HEFA,
                                (Milford-Whitinsville
                                Hospital),
                                5.25%, 7/15/18              $    491,080

 Ba1       NR         2,875     Massachusetts HEFA, (New
                                England Health Systems),
                                6.125%, 8/1/13                 3,011,994

 NR        NR         8,000     Massachusetts IFA
                                (Biomedical Research
                                Corp.), 0.00%, 8/1/08          4,790,400

 NR        NR         9,000     Massachusetts IFA
                                (Biomedical Research
                                Corp.), 0.00%, 8/1/09          5,071,860

 NR        NR         6,000     Massachusetts IFA
                                (Biomedical Research
                                Corp.), 0.00%, 8/1/10          3,175,980
--------------------------------------------------------------------------------
                                                            $ 57,637,967
--------------------------------------------------------------------------------

Housing -- 8.6%
--------------------------------------------------------------------------------
 NR        AAA      $ 2,750     Framingham Housing
                                Authority, (GNMA), 6.65%,
                                2/20/32                     $  2,892,918

 Aa        A+         7,055     Massachusetts HFA, (AMT),
                                6.60%, 12/1/26                 7,503,627

 Aa        A+         6,315     Massachusetts HFA, (AMT),
                                6.60%, 12/1/26                 6,716,571

 Aa        A+         2,195     Massachusetts HFA, (AMT),
                                8.10%, 6/1/20                  2,244,585

 Aa        A+         1,500     Massachusetts HFA, (AMT),
                                8.10%, 12/1/21                 1,549,845
--------------------------------------------------------------------------------
                                                            $ 20,907,546
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 4.0%
--------------------------------------------------------------------------------
 NR        NR       $ 2,075     Massachusetts IFA
                                (Hingham Water Co.),
                                (AMT), 6.60%, 12/1/15       $  2,262,497

 NR        NR         3,000     Massachusetts IFA
                                (Hingham Water Co.),
                                (AMT), 6.90%, 12/1/29          3,315,630

 Baa3      BBB-       3,750     Puerto Rico Port
                                Authority, (American
                                Airlines), (AMT), 6.25%,
                                6/1/26                         4,077,938
--------------------------------------------------------------------------------
                                                            $  9,656,065
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 1.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $   400     Massachusetts HEFA
                                (Boston University)
                                "RIBS", (MBIA),
                                Variable Rate, 10/1/31/(1)/ $    471,000

 Aaa       AAA          250     Massachusetts HEFA
                                (Northeastern
                                University), (AMBAC),
                                7.50%, 10/1/08                   259,510

 Aaa       AAA        2,000     Massachusetts HEFA,
                                (Berklee College of
                                Music), (MBIA),
                                5.10%, 10/1/27                 1,955,240

 Aaa       AAA        1,000     Massachusetts IFA,
                                (Merrimack College),
                                (MBIA), 5.00%, 7/1/27            968,570
--------------------------------------------------------------------------------
                                                            $  3,654,320
--------------------------------------------------------------------------------

Insured-Education -- 1.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,825     Massachusetts Educational
                                Finance Authority,
                                (AMBAC), (AMT), 7.30%,
                                1/1/12                      $  1,979,687

 Aaa       AAA          280     Massachusetts Educational
                                Finance Authority,
                                (MBIA), (AMT),
                                7.25%, 1/1/09                    299,810

 Aaa       AAA        1,000     Massachusetts IFA,
                                (WGBH), (AMBAC), 5.00%,
                                3/1/28                           950,870
--------------------------------------------------------------------------------
                                                            $  3,230,367
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,960     Massachusetts Bay
                                Transportation Authority,
                                (FGIC), 5.00%, 3/1/23       $  1,902,846

 Aaa       AAA          600     Tyngsborough, (AMBAC),
                                6.90%, 5/15/08                   665,508
--------------------------------------------------------------------------------
                                                            $  2,568,354
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $   300     Massachusetts HEFA
                                (Berkshire Health
                                Systems), (MBIA),
                                7.60%, 10/1/14              $    311,796

 Aaa       AAA        3,750     Massachusetts HEFA (Beth
                                Israel Hospital),
                                (AMBAC), (AMT), Variable
                                Rate, 7/1/25/(1)/              4,303,125

                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D




Ratings (Unaudited) Principal
------------------- Amount
           Standard (000's
Moody's    & Poor's omitted)    Security                    Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,040     Massachusetts HEFA
                                (Beverly Hospital),
                                (MBIA), 7.30%, 7/1/13       $  1,098,770

 Aaa       AAA        1,500     Massachusetts HEFA
                                (Capital Assist Program),
                                (MBIA), 7.20%, 7/1/09          1,586,385

 Aaa       AAA        1,885     Massachusetts HEFA
                                (Fallon Healthcare
                                System), (FSA), 6.75%,
                                6/1/20/(2)/                    2,066,186

 Aaa       AAA        2,000     Massachusetts HEFA (St.
                                Elizabeth Hospital Issue)
                                "LEVRRS", (FSA), Variable
                                Rate, 8/12/21/(1)/             2,350,000

 Aaa       AAA        2,600     Massachusetts HEFA (St.
                                Luke's Hospital) "Yield
                                Curve Notes", (MBIA),
                                Variable Rate, 8/15/13/(1)/    2,886,000

 Aaa       AAA        2,600     Massachusetts HEFA (St.
                                Luke's Hospital) "Yield
                                Curve Notes", Variable
                                Rate, (MBIA), 8/15/23/(1)/     2,879,500

 Aaa       AAA        3,000     Massachusetts HEFA (The
                                Medical Center of Central
                                Massachusetts) (AMBAC),
                                "CARS", Variable
                                Rate, 6/23/22/(1)/             3,851,250

 Aaa       AAA          700     Massachusetts HEFA
                                (University Hospital),
                                (MBIA), 7.25%, 7/1/19            755,237

 Aaa       AAA        1,000     Massachusetts HEFA,
                                (Partners Healthcare),
                                (MBIA), 5.375%, 7/1/24         1,010,430
--------------------------------------------------------------------------------
                                                            $ 23,098,679
--------------------------------------------------------------------------------

Insured-Transportation -- 2.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 4,480     Massachusetts Port
                                Authority, (FGIC), 7.50%,
                                7/1/20                      $  4,853,229

 Aaa       AAA        2,000     Massachusetts Turnpike
                                Authority, (MBIA), 0.00%,
                                1/1/19                           693,500

 Aaa       AAA        1,000     Massachusetts Turnpike
                                Authority, Metropolitan
                                District Highway System,
                                (MBIA), 5.00%, 1/1/27            965,910
--------------------------------------------------------------------------------
                                                            $  6,512,639
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 0.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,500     Massachusetts Water
                                Resources Authority,
                                (MBIA), 4.75%, 12/1/21      $  1,408,605
--------------------------------------------------------------------------------
                                                            $  1,408,605
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.6%
--------------------------------------------------------------------------------
 NR        AA-      $ 7,800     Plymouth County, MA
                                (Plymouth County
                                Correctional Facility),
                                7.00%, 4/1/22               $  8,737,872
--------------------------------------------------------------------------------
                                                            $  8,737,872
--------------------------------------------------------------------------------

Life Care -- 0.9%
--------------------------------------------------------------------------------
 NR        AAA      $ 2,000     Boston, IDA, (Alzheimers
                                Center), (FHA), 6.00%,
                                2/1/37                      $  2,095,600
--------------------------------------------------------------------------------
                                                            $  2,095,600
--------------------------------------------------------------------------------

Nursing Homes -- 1.5%
--------------------------------------------------------------------------------
 NR        NR       $ 3,225     Massachusetts IFA, (Age
                                Institute of
                                Massachusetts),
                                8.05%, 11/1/25              $  3,626,674
--------------------------------------------------------------------------------
                                                            $  3,626,674
--------------------------------------------------------------------------------

Solid Waste -- 0.4%
--------------------------------------------------------------------------------
 NR        NR       $ 1,035     Pittsfield, Solid Waste
                                Disposal, Vicon Recovery
                                Associates,
                                7.95%, 11/1/04              $  1,078,191
--------------------------------------------------------------------------------
                                                            $  1,078,191
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.9%
--------------------------------------------------------------------------------
 Baa1      A        $ 2,000     Puerto Rico Highway and
                                Transportation Authority,
                                5.00%, 7/1/36               $  1,943,420

 NR        NR         2,350     Virgin Islands Public
                                Finance Authority, 7.25%,
                                10/1/18                        2,632,729
--------------------------------------------------------------------------------
                                                            $  4,576,149
--------------------------------------------------------------------------------

Transportation -- 11.7%
--------------------------------------------------------------------------------
 NR        BBB      $ 5,950     Guam Airport Authority,
                                (AMT), 6.70%, 10/1/23       $  6,524,889


                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000's
Moody's    & Poor's omitted)    Security                    Value
--------------------------------------------------------------------------------

Transportation (continued)
--------------------------------------------------------------------------------
 Aaa       NR       $20,860     Massachusetts Turnpike
                                Authority, 5.00%, 1/1/20    $ 20,795,750

 Baa1      A          1,250     Puerto Rico Highway and
                                Transportation Authority,
                                4.75%, 7/1/38                  1,157,413
--------------------------------------------------------------------------------
                                                            $ 28,478,052
--------------------------------------------------------------------------------

Water and Sewer -- 8.7%
--------------------------------------------------------------------------------
 Baa1      BBB      $12,185     Boston, IDA, (Harbor
                                Electric Energy Co.),
                                (AMT),
                                7.375%, 5/15/15             $ 13,273,485

 A2        A          1,500     Massachusetts Water
                                Resources Authority,
                                5.25%, 3/1/13                  1,511,175

 A2        A          4,165     Massachusetts Water
                                Resources Authority,
                                5.25%, 12/1/15                 4,295,823

 NR        NR         2,000     Virgin Islands Water and
                                Power Authority, 7.60%,
                                1/1/12                         2,242,180
--------------------------------------------------------------------------------
                                                            $ 21,322,663
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $219,818,375)                          $243,650,133
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
    Minimum Tax.

The portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 18.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.7% to 9.8% of total investments.


(1) Security has been issued as an inverse floater bond.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                      See notes to financial statements.

Mississippi Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------

Education -- 2.5%
--------------------------------------------------------------------------
 NR        A        $  470     University of Mississippi
                               Educational Building Corp.
                               Athletic Facility,
                               6.20%, 6/1/16                 $   512,352
--------------------------------------------------------------------------
                                                             $   512,352
--------------------------------------------------------------------------

Electric Utilities -- 9.8%
--------------------------------------------------------------------------
 NR        BBB      $  810     Guam Power Authority,
                               6.625%, 10/1/14               $   898,808
 Baa3      NR        1,000     Warren County (Mississippi
                               Power & Light Co.), 7.00%,
                               4/1/22                          1,114,850
--------------------------------------------------------------------------
                                                             $ 2,013,658
--------------------------------------------------------------------------

Escrowed/Prerefunded -- 7.8%
--------------------------------------------------------------------------
 Aaa       NR       $2,500     Mississippi Housing Finance
                               Corp., Single Family,
                               (AMT), 0.00%, 6/1/15          $ 1,041,725
 Aa3       AA          500     Mississippi State, 6.75%,
                               12/1/14                           570,470
--------------------------------------------------------------------------
                                                             $ 1,612,195
--------------------------------------------------------------------------

General Obligations -- 1.0%
--------------------------------------------------------------------------
 Aa3       AA       $  200     Mississippi State, 5.10%,
                               11/15/12                      $   206,880
--------------------------------------------------------------------------
                                                             $   206,880
--------------------------------------------------------------------------

Hospitals -- 4.7%
--------------------------------------------------------------------------
 NR        BBB+     $  500     Jones County, (South
                               Central Regional Medical
                               Center), 5.50%, 12/1/17       $   500,555
 Baa3      BBB         450     Mississippi Hospital
                               Equipment and Facilities
                               Authority, (Rush Medical
                               Foundation Project), 6.00%,
                               1/1/22                            470,637
--------------------------------------------------------------------------
                                                             $   971,192
--------------------------------------------------------------------------

Housing -- 14.5%
--------------------------------------------------------------------------
 Aa        NR       $  500     Hinds County, Woodridge
                               Apartments, (FHA), 6.25%,
                               11/1/27                       $   527,330
 Aaa       NR          500     Mississippi Home Corp.,
                               Single Family, (AMT),
                               (GNMA), 6.625%, 4/1/27            534,390
 Aaa       NR          385     Mississippi Home Corp.,
                               Single Family, Access
                               Program, (AMT), (GNMA),
                               8.10%, 12/1/24                    431,223
 Aaa       NR       $  825     Mississippi Home Corp.,
                               Single Family, Access
                               Program, (AMT), (GNMA),
                               8.125%, 12/1/24               $   921,632
 Aaa       NR          500     Mississippi Home Corp.,
                               Single Family, Access
                               Program, (GNMA), (AMT),
                               7.55%, 12/1/27                    568,250
--------------------------------------------------------------------------
                                                             $ 2,982,825
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 16.8%
--------------------------------------------------------------------------
 Baa2      NR       $  500     Grenada County,
                               (Georgia-Pacific Corp.),
                               5.45%, 9/1/14                 $   501,150
 A3        A-          400     Jones County,
                               (International Paper Co.),
                               5.80%, 10/1/21                    411,848
 A2        A         1,000     Lowndes County
                               (Weyerhaeuser Co.), 6.80%,
                               4/1/22                          1,222,980
 NR        AA-         500     Mississippi Business
                               Finance Corp., (AMT),
                               7.15%, 5/1/16/(1)/                547,525
 Baa3      BBB-        250     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                     271,863
 A3        A-          450     Warren County
                               (International Paper Co.),
                               (AMT), 6.60%, 3/1/19              495,810
--------------------------------------------------------------------------
                                                             $ 3,451,176
--------------------------------------------------------------------------

Insured-Education -- 5.5%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     Mississippi Educational
                               Facilities Authority,
                               (Milsaps College), (MBIA),
                               6.50%, 11/1/19                $ 1,125,910
--------------------------------------------------------------------------
                                                             $ 1,125,910
--------------------------------------------------------------------------

Insured-Electric Utilities -- 1.7%
--------------------------------------------------------------------------
 Aaa       AAA      $  300     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable Rate,
                               7/1/03/(2)/                   $   342,000
--------------------------------------------------------------------------
                                                             $   342,000
--------------------------------------------------------------------------

Insured-General Obligations -- 4.2%
--------------------------------------------------------------------------
 Aaa       AAA      $  300     Desoto County School
                               District, (MBIA), 4.75%,
                               2/1/13                        $   292,497
 Aaa       AAA         500     Hinds County, (MBIA),
                               6.25%, 3/1/11                     574,640
--------------------------------------------------------------------------
                                                             $   867,137
--------------------------------------------------------------------------

                       See notes to financial statements

Mississippi Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------

Insured-Hospitals -- 14.7%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     Gulfport, (Gulfport
                               Memorial Hospital), (MBIA),
                               6.20%, 7/1/18                 $ 1,098,150
 Aaa       AAA       1,275     Hinds County (Mississippi
                               Methodist Hospital),
                               (AMBAC), 5.60%, 5/1/12          1,381,207
 Aaa       AAA         500     Mississippi Hospital
                               Equipment and Facilities
                               Authority (Mississippi
                               Baptist Medical Center),
                               (MBIA), 6.00%, 5/1/13             539,030
--------------------------------------------------------------------------
                                                             $ 3,018,387
--------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of Participation -- 3.9%
--------------------------------------------------------------------------
 Aaa       AAA      $  750     Medical Center Building
                               Corp., (University of
                               Mississippi Medical
                               Center), (MBIA), 5.80%,
                               12/1/14                       $   791,723
--------------------------------------------------------------------------
                                                             $   791,723
--------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 10.3%
--------------------------------------------------------------------------
 NR        A        $1,000     Mississippi Development
                               Bank, Golden Triangle Solid
                               Waste, 6.00%, 7/1/15          $ 1,053,270
 A2        NR        1,000     Mississippi University
                               Educational Building Corp.,
                               Facilities Renovation,
                               6.15%, 6/15/15                  1,072,520
--------------------------------------------------------------------------
                                                             $ 2,125,790
--------------------------------------------------------------------------

Life Care -- 1.0%
--------------------------------------------------------------------------
 NR        NR       $  200     Ridgeland, MS, Urban
                               Renewal, (The Orchard
                               Project), 7.75%, 12/1/15      $   218,490
--------------------------------------------------------------------------
                                                             $   218,490
--------------------------------------------------------------------------

Nursing Homes -- 1.6%
--------------------------------------------------------------------------
 NR        NR       $  300     Mississippi Business
                               Finance Corp. (Magnolia
                               Healthcare), 7.99%, 7/1/25    $   324,840
--------------------------------------------------------------------------
                                                             $   324,840
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $18,673,351)                            $20,564,555
--------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 29.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.1% to 0.9% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Airlines -- 0.6%
--------------------------------------------------------------------------------
 Baa3      BBB-     $ 2,800     Port Authority of New
                                York and New Jersey,
                                (Delta Airlines), 6.95%,
                                6/1/08                      $  3,073,952
--------------------------------------------------------------------------------
                                                            $  3,073,952
--------------------------------------------------------------------------------

Assisted Living -- 3.5%
--------------------------------------------------------------------------------
 NR        NR       $ 4,000     Glen Cove, NY, IDA,
                                (Regency at Glen Cove),
                                9.50%, 7/1/12               $  4,000,000
 NR        A-1+       5,000     New York City Municipals
                                Assistance Corp., 3.50%,
                                7/1/08                         5,000,000
 Aa2       AA         5,000     New York City Municipals
                                Assistance Corp.,
                                5.50%, 7/1/07/(1)/             5,386,300
 NR        NR         2,970     North Syracuse Village,
                                Housing Authority (AJM
                                Senior Housing, Inc.,
                                Janus Park),
                                8.00%, 6/1/24                  3,092,631
--------------------------------------------------------------------------------
                                                            $ 17,478,931
--------------------------------------------------------------------------------

Cogeneration -- 1.2%
--------------------------------------------------------------------------------
 Baa3      BBB-     $ 6,000     New York City,  IDA,
                                (Brooklyn Navy Yard
                                Cogeneration),
                                5.65%, 10/1/28              $  6,115,920
--------------------------------------------------------------------------------
                                                            $  6,115,920
--------------------------------------------------------------------------------

Colleges and Universities -- 5.3%
--------------------------------------------------------------------------------
 Baa1      BBB+     $10,000     New York State Dormitory
                                Authority, (City
                                University),
                                5.25%, 7/1/25/(1)/          $  9,856,600
 Baa1      BBB+       1,030     New York State Dormitory
                                Authority, (City
                                University),
                                5.50%, 7/1/04/(1)/             1,082,067
 Baa1      BBB+         105     New York State Dormitory
                                Authority, (City
                                University), 6.375%,
                                7/1/08                           113,927
 A3        A-        16,000     New York State Dormitory
                                Authority, (State
                                University), 5.125%,
                                5/15/21                       15,691,039
--------------------------------------------------------------------------------
                                                            $ 26,743,633
--------------------------------------------------------------------------------

Education -- 15.5%
--------------------------------------------------------------------------------
 A         NR       $ 1,000     Dutchess County IDA,
                                (Bard College), 7.00%,
                                11/1/17                     $  1,116,860
 A1        NR         5,890     Monroe County IDA,
                                (Wilmur Assc.), 7.25%,
                                12/1/16                        6,283,982
 Baa2      NR         1,660     New Rochelle IDA Civic
                                Facilities, (College of
                                New Rochelle),
                                6.75%, 7/1/22                  1,788,783
 NR        AA         1,300     New York State Dormitory
                                Authority, (New York
                                Medical College) (Asset
                                Guaranty), 6.875%, 7/1/21      1,430,052
 A3        A-         9,985     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                5.25%, 5/15/15                10,223,042
 A3        A-        28,775     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                5.25%, 5/15/19/(2)/           29,553,363
 A3        A-        14,680     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                5.25%, 5/15/21                15,076,946
 A3        A-         2,000     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                5.50%, 5/15/19                 2,110,580
 A3        A-         1,300     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                7.50%, 5/15/11                 1,598,545
 A3        A-         9,000     New York State Dormitory
                                Authority, Educational
                                Facilities, 5.125%,
                                5/15/27                        8,767,080
--------------------------------------------------------------------------------
                                                            $ 77,949,233
--------------------------------------------------------------------------------

Electric Utilities -- 3.9%
--------------------------------------------------------------------------------
 A1        A+       $ 2,365     New York State Energy
                                Research and Development
                                Authority,  (Consolidated
                                Edison) (AMT), 7.50%,
                                7/1/25                      $  2,478,922
 A1        A          2,500     New York State Energy
                                Research and Development
                                Authority, (Brooklyn
                                Union Gas), (RIBS),
                                (AMT), Variable Rate,
                                7/1/26/(3)/                    3,262,500
--------------------------------------------------------------------------------


                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Electric Utilities (continued)
--------------------------------------------------------------------------------
 A1        A+       $ 1,000     New York State Energy
                                Research and Development
                                Authority, (Consolidated
                                Edison) (AMT), 7.50%,
                                1/1/26                      $  1,058,570
 NR        NR         3,000     New York State Energy
                                Research and Development
                                Authority, (LILCO)
                                "RITES" (AMT), Variable
                                Rate, 8/1/22/(3)/              3,528,750
 NR        NR         2,450     New York State Energy
                                Research and Development
                                Authority, (LILCO),
                                "RITES" (AMT),
                                8.998%, 8/1/22/(3)/            2,881,813
 Ba1       BB+        3,110     New York State Energy
                                Research and Development
                                Authority, (LILCO),
                                (AMT), 6.90%, 8/1/22           3,402,807
 NR        NR         2,885     Virgin Islands Water and
                                Power Authority, 7.40%,
                                7/1/11                         3,153,738
--------------------------------------------------------------------------------
                                                            $ 19,767,100
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,650     New York City, NY,
                                (AMBAC), 7.00%, 8/1/17      $  1,858,494
 Baa1      BBB+         145     New York State Dormitory
                                Authority, (City
                                University), 6.375%,
                                7/1/08                           159,726
 Baa       BBB+       5,540     New York State MCFFA,
                                Secured Hospital, 7.35%,
                                8/15/11                        6,189,565
--------------------------------------------------------------------------------
                                                            $  8,207,785
--------------------------------------------------------------------------------

General Obligations -- 5.5%
--------------------------------------------------------------------------------
 A3        BBB+     $ 2,500     New York City, NY,
                                0.00%, 8/1/08               $  1,520,725
 A3        BBB+      12,375     New York City, NY,
                                5.00%, 8/1/23                 11,859,829
 A3        BBB+       5,000     New York City, NY,
                                5.25%, 8/1/16                  4,976,350
 A3        BBB+       5,000     New York City, NY,
                                5.25%, 8/1/17                  4,975,600
 Aa2       AA         1,700     Onondaga County,
                                5.875%, 2/15/11                1,890,298
 Aa2       AA         1,600     Onondaga County,
                                5.875%, 2/15/12                1,777,808
 Baa1      A          1,700     Puerto Rico Commonwealth,
                                0.00%, 7/1/18                    611,915
--------------------------------------------------------------------------------
                                                            $ 27,612,525
--------------------------------------------------------------------------------

Healthcare -- 1.1%
--------------------------------------------------------------------------------
 NR        NR       $ 5,000     New York State Housing
                                Finance Agency, "RITES",
                                Variable
                                Rate, 5/1/06/(3)/           $  5,700,000
--------------------------------------------------------------------------------
                                                            $  5,700,000
--------------------------------------------------------------------------------

Hospitals -- 8.4%
--------------------------------------------------------------------------------
 Baa1      BBB+     $ 5,000     New York State Dormitory
                                Authority, (Jamaica
                                Hospital), 5.20%, 2/15/15   $  4,941,050
 Aa2       AAA        1,500     New York State Dormitory
                                Authority, (Long Island
                                Jewish Medical Center)
                                (FHA), 7.75%, 8/15/27          1,533,870
 NR        AAA        1,000     New York State Dormitory
                                Authority, (St. Francis
                                Hospital) (FHA), 7.65%,
                                8/1/30                         1,100,420
 A3        A-         7,300     New York State Dormitory
                                Authority, Mental Health
                                Facilities, 5.375%,
                                2/15/26                        7,302,263
 Aa2       AAA          980     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.55%, 8/15/12                 1,063,996
 NR        AA         9,000     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.70%, 8/15/23                 9,779,310
 Aa2       AA         1,050     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.75%, 2/15/12                 1,139,744
 Aa2       AA         1,500     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.95%, 2/15/32                 1,640,925
 Aa2       AA         2,190     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.00%, 8/15/32                 2,415,242
 Aa2       AA         6,600     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.25%, 2/15/31                 7,284,420
 Aa2       AA           730     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.35%, 2/15/29                   774,698
 Aa2       AA           950     New York State MCFFA,
                                Insured Mortgage (FHA),
                                7.45%, 8/15/31                 1,044,269


                      See notes to financial statements

New York Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                          Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 Baa1      BBB+     $ 1,800     Syracuse Industrial Development
                                Agency (IDA), (St. Joseph's
                                Hospital Health Center), 7.50%,
                                6/1/18                            $  2,009,880
--------------------------------------------------------------------------------
                                                                  $ 42,030,087
--------------------------------------------------------------------------------

Hotels -- 0.2%
--------------------------------------------------------------------------------
 NR        NR       $ 3,000     Niagara County, NY, Industrial
                                Development Authority (Winter-
                                garden Inn Associates), 9.75%,
                                6/1/11/(4)/                       $  1,200,000
--------------------------------------------------------------------------------
                                                                  $  1,200,000
--------------------------------------------------------------------------------

Housing -- 5.7%
--------------------------------------------------------------------------------
 NR        NR       $ 4,528     New York City HDC, Allerville,
                                6.50%, 11/15/18                   $  4,566,636
 NR        NR         1,985     New York City HDC,
                                Dayton, 6.50%, 11/15/18              2,084,875
 NR        AAA        2,550     New York City HDC, Multi-Unit
                                Management, 7.35%, 6/1/19            2,727,302
 Aa2       AAA          235     New York State Housing  Finance
                                Agency, Baytown, 7.10%, 8/15/35        249,502
 Aaa       NR        30,855     New York State Mortgage Agency,
                                0.00%, 10/1/14                       6,491,892
 Aa2       NR           500     New York State Mortgage Agency,
                                6.65%, 4/1/22                          528,945
 Aa2       NR         8,750     New York State Mortgage Agency,
                                6.90%, 4/1/15                        9,449,913
 Aa2       NR         1,000     New York State Mortgage Agency,
                                7.50%, 4/1/15                        1,076,800
 Aa2       NR         1,600     New York State Mortgage Agency
                                (AMT), 7.95%, 10/1/21                1,724,256
--------------------------------------------------------------------------------
                                                                  $ 28,900,121
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 1.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 5,000     New York State Dormitory
                                Authority, (City University),
                                (MBIA), 5.125%, 7/1/27            $  4,921,400
 Aaa       AAA        2,000     New York State Dormitory
                                Authority, (Ithaca College),
                                (AMBAC), 5.25%, 7/1/26               2,004,880
--------------------------------------------------------------------------------
                                                                  $  6,926,280
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 5,000     Puerto Rico Telephone Authority
                                (MBIA) Variable Rate,
                                1/25/07/(3)/                      $  5,481,250
--------------------------------------------------------------------------------
                                                                  $  5,481,250
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $   700     Bethlehem Central School
                                District (AMBAC), 7.10%,
                                11/1/08                           $    850,885
 Aaa       AAA          700     Bethlehem Central School
                                District (AMBAC), 7.10%,
                                11/1/09                                855,400
 Aaa       AAA          770     Chautauqua County Unlimited
                                Tax (FGIC), 6.40%, 9/15/09             893,446
 Aaa       AAA        1,035     Erie County Water Authority
                                (AMBAC), 0.00%, 12/1/17                253,482
 Aaa       AAA          700     Jamestown, (Secondary AMBAC),
                                7.10%, 3/15/09                         848,925
 Aaa       AAA          700     Jamestown, (Secondary AMBAC),
                                7.10%, 3/15/10                         855,554
 Aaa       AAA          700     Jamestown, (Secondary AMBAC),
                                7.10%, 3/15/11                         861,231
 Aaa       AAA          675     Jamestown, (Secondary AMBAC),
                                7.10%, 3/15/12                         833,132
 Aaa       AAA          675     Jamestown, (Secondary AMBAC),
                                7.10%, 3/15/13                         836,831
 Aaa       AAA          515     Jamestown, (Secondary AMBAC),
                                7.10%, 3/15/14                         640,712
 Aaa       AAA          280     New York, NY (AMBAC), 7.00%,
                                8/1/17                                 311,542
 Aaa       AAA        4,500     Puerto Rico, (FSA), Variable
                                Rate, 7/1/22/(3)/                    5,118,750
--------------------------------------------------------------------------------
                                                                  $ 13,159,890
--------------------------------------------------------------------------------

Insured-Hospitals -- 2.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 3,985     New York State Dormitory
                                Authority, (Southside
                                Hospital), (MBIA), 5.00%,
                                2/15/18                           $  3,872,344
 Aaa       AAA        1,300     New York State MCFFA, New
                                York Hospital (FHA)
                                (AMBAC),
                                6.60%, 2/15/11                       1,388,049
 Aaa       AAA        5,400     New York State MCFFA, New
                                York Hospital (FHA)
                                (AMBAC),
                                6.75%, 8/15/14                       6,251,472
--------------------------------------------------------------------------------
                                                                  $ 11,511,865
--------------------------------------------------------------------------------


                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                          Value
--------------------------------------------------------------------------------

Insured-Housing -- 0.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $   500     New York City HDC, Charter Oaks
                                (MBIA), 7.375%, 4/1/17            $    508,350
--------------------------------------------------------------------------------
                                                                  $    508,350
--------------------------------------------------------------------------------

Insured-Life Care -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,500     New York State MCFFA, Long Term
                                Health Care (FSA), 6.80%,
                                11/1/14                           $  1,650,555
--------------------------------------------------------------------------------
                                                                  $  1,650,555
--------------------------------------------------------------------------------

Insured-Miscellaneous -- 0.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $   500     New York City IDA, (USTA
                                National Tennis Center Inc.)
                                (FSA), 6.375%, 11/15/14           $    556,535
 Aaa       AAA        1,600     New York City Trust Cultural
                                Resources, (American Museum of
                                Natural History), (MBIA),
                                5.65%, 4/1/22                        1,674,240
--------------------------------------------------------------------------------
                                                                  $  2,230,775
--------------------------------------------------------------------------------

Insured-Solid Waste -- 1.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,650     Dutchess County Resource
                                Recovery Solid Waste (FGIC),
                                7.50%, 1/1/09                     $  1,771,770
 Aaa       AAA        6,795     Islip Resource Recovery
                                Agency (MBIA), 6.50%, 7/1/09         7,761,996
--------------------------------------------------------------------------------
                                                                  $  9,533,766
--------------------------------------------------------------------------------

Insured-Transportation -- 5.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 6,000     Metropolitan Transportation
                                Authority of New York, (MBIA),
                                5.00%, 7/1/20                     $  5,865,600
 Aaa       AAA        5,000     Metropolitan Transportation
                                Authority of New York, (MBIA),
                                5.25%, 4/1/26                        5,012,450
 Aaa       AAA        2,500     New York State Thruway Authority,
                                Highway and Trust Fund, (FGIC),
                                5.00%, 4/1/15                        2,471,800
 Aaa       AAA        3,000     Triborough Bridge and Tunnel
                                Authority of New York, "RITES",
                                (AMBAC), Variable Rate,
                                1/1/12/(3)/                          3,446,250
 NR        AAA        3,000     Triborough Bridge and Tunnel
                                Authority, NY, (MBIA), Variable
                                Rate, 1/1/19/(3)/                    3,243,750
 NR        NR         7,000     VRDC-IVRC Trust, (NY MTA),
                                Variable Rate, (MBIA),
                                6/26/02/(3)/                         7,665,000
--------------------------------------------------------------------------------
                                                                  $ 27,704,850
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 14.8%
--------------------------------------------------------------------------------
 Baa1      BBB+     $ 8,000     New York State Dormitory
                                Authority, (City University),
                                5.625%, 7/1/16                    $  8,474,720
 Baa1      BBB+       8,500     New York State Dormitory
                                Authority, (City University),
                                6.00%, 7/1/20                        9,425,480
 Baa1      BBB+       5,100     New York State Dormitory
                                Authority, (City University),
                                7.00%, 7/1/09                        5,921,253
 Baa1      BBB+       4,325     New York State Dormitory
                                Authority, (City University),
                                7.50%, 7/1/10                        5,274,857
 Baa1      BBB+       3,380     New York State HFA Health
                                Facilities, 6.00%, 5/1/06            3,646,581
 NR        BBB        5,865     New York State Thruway
                                Authority, 0.00%, 1/1/01             5,197,798
 NR        BBB        2,350     New York State Thruway
                                Authority, 0.00%, 1/1/03             1,890,787
 Baa1      BBB+      27,940     New York State UDC, 5.70%,
                                4/1/20                              29,758,055
 Baa1      BBB+       3,200     New York State Urban
                                Development Corp., (Youth
                                Facilities), 5.00%, 4/1/13           3,114,432
 A         A          1,825     Syracuse-Hancock International
                                Airport, 6.625%, 1/1/12              1,952,166
--------------------------------------------------------------------------------
                                                                  $ 74,656,129
--------------------------------------------------------------------------------

Life Care -- 0.6%
--------------------------------------------------------------------------------
 A3        AA-      $ 3,000     New York State Dormitory
                                Authority, (Mental Health
                                Services), 5.00%, 2/15/18         $  2,893,620
--------------------------------------------------------------------------------
                                                                  $  2,893,620
--------------------------------------------------------------------------------


                       See notes to financial statements

New York Municipals Portfolio  as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                          Value
--------------------------------------------------------------------------------

Solid Waste -- 2.0%
--------------------------------------------------------------------------------
 Baa1      NR       $ 9,530     New York State EFC Resource
                                Recovery, Huntington, 7.50%,
                                10/1/12                           $ 10,146,972
--------------------------------------------------------------------------------
                                                                  $ 10,146,972
--------------------------------------------------------------------------------

Special Tax Revenue -- 6.6%
--------------------------------------------------------------------------------
 A3        A+       $14,530     New York State LGAC, 5.00%,
                                4/1/21                            $ 14,373,366
 A3        A+        11,900     New York State LGAC, 5.375%,
                                4/1/19                              12,062,792
 NR        BBB+       2,630     New York State Municipal Bond
                                Bank Agency, 6.875%, 3/15/06         2,854,339
 Baa1      BBB+       3,335     Triborough Bridge and Tunnel
                                Authority, Convention Center,
                                6.00%, 1/1/11                        3,682,841
--------------------------------------------------------------------------------
                                                                  $ 32,973,338
--------------------------------------------------------------------------------

Transportation -- 4.8%
--------------------------------------------------------------------------------
 Baa1      BBB+     $ 2,535     Metropolitan Transportation
                                Authority of New York, 5.50%,
                                7/1/14/(1)/                       $  2,589,198
 A1        AA-        1,500     Port Authority of New York and
                                New Jersey (AMT), Variable Rate,
                                1/15/27/(3)/                         1,683,750
 Baa1      A          4,000     Puerto Rico Highway and
                                Transportation Authority, 4.75%,
                                7/1/38                               3,703,720
 Aa3       A+        12,080     Triborough Bridge and Tunnel
                                Authority, 5.50%, 1/1/17            12,884,648
 Aa3       A+         3,000     Triborough Bridge and Tunnel
                                Authority, 6.125%, 1/1/21            3,445,860
--------------------------------------------------------------------------------
                                                                  $ 24,307,176
--------------------------------------------------------------------------------

Water and Sewer -- 3.0%
--------------------------------------------------------------------------------
 A2        A-       $ 7,000     New York City Municipal, Water
                                Finance Authority, 5.25%,
                                6/15/29                           $  6,956,880
 A2        A-         3,500     New York City Municipal, Water
                                Finance Authority, 4.75%,
                                6/15/25                              3,243,030
 Aa2       A+         4,545     New York State EFC, State Water
                                Pollution Control, 7.20%,
                                3/15/11                              4,888,329
--------------------------------------------------------------------------------
                                                                  $ 15,088,239
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $466,422,435)                                $503,552,342
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 16.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.3% to 6.5% of total investments.

/(1)/ When-issued security.
/(2)/ Security (or a portion thereof) has been segregated to cover when-issued securities.
/(3)/ Security has been issued as an inverse floater bond.
/(4)/ Non-income producing security.


                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
          Standard  Amount
          &         (000's
Moody's   Poor's    omitted)  Security                      Value
---------------------------------------------------------------------------

Colleges and Universities -- 0.3%
---------------------------------------------------------------------------
Aa        AA        $   550   Ohio State Higher
                              Educational Facilities,
                              (Case Western
                              University), 6.50%, 10/1/20   $    660,688
---------------------------------------------------------------------------
                                                            $    660,688
---------------------------------------------------------------------------

Education -- 4.4%
---------------------------------------------------------------------------
A1        NR        $ 6,000   Ohio State Student Loan
                              Funding Corp (AMT),
                              6.10%, 8/1/07                 $  6,293,700
A1        NR          5,000   Ohio State Student Loan
                              Funding Corp (AMT),
                              6.10%, 8/1/08                    5,232,850
---------------------------------------------------------------------------
                                                            $ 11,526,550
---------------------------------------------------------------------------

Electric Utilities -- 3.6%
---------------------------------------------------------------------------
A1        A+        $ 1,185   Ohio State Air Quality
                              Development Authority,
                              6.10%, 9/1/30                 $  1,271,766
Ba1       BB+         7,000   Ohio State Water
                              Development Authority,
                              Pollution Control
                              Facilities, (Cleveland
                              Electric), (AMT), 6.10%,
                              8/1/20                           7,332,079
NR        NR            960   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/1/11                           1,049,424
---------------------------------------------------------------------------
                                                            $  9,653,269
---------------------------------------------------------------------------

Escrowed/Prerefunded -- 2.3%
---------------------------------------------------------------------------
NR        NR        $ 2,905   Greene County, IDA,
                              (Fairview Extended Care),
                              10.125%, 1/1/11               $  3,428,626
NR        AAA         1,700   Puerto Rico Commonwealth,
                              "RIBS", (AMBAC), Variable
                              Rate, 7/1/15/(1)/                1,980,500
Aa2       NR            600   Warren County, (Otterbein
                              Homes), 7.20%, 7/1/11              655,554
---------------------------------------------------------------------------
                                                            $  6,064,680
---------------------------------------------------------------------------

General Obligations -- 7.0%
---------------------------------------------------------------------------
NR        NR        $ 3,035   Belmont County,
                              7.30%, 12/1/12                $  3,302,596
NR        NR          2,450   Cleveland City School
                              District, 7.25%, 6/15/98         2,458,747
NR        NR            800   Mahoning Valley,
                              Sanitation District,
                              7.80%, 12/15/08                    871,632
NR        NR            950   Mahoning Valley,
                              Sanitation District,
                              7.80%, 12/15/09                  1,034,398
Baa1      A           1,075   Puerto Rico Commonwealth,
                              0.00%, 7/1/16                      430,333
Aa2       NR          1,250   Rocky River Ohio City,
                              School District, 5.375%,
                              12/1/17                          1,306,563
NR        NR          1,000   Tuscarawas Public Library
                              Improvement, 6.90%,
                              12/1/11                          1,059,470
NR        NR          6,855   Youngstown, 7.35%, 7/1/05        7,915,673
---------------------------------------------------------------------------
                                                            $ 18,379,412
---------------------------------------------------------------------------

Hospitals -- 18.7%
---------------------------------------------------------------------------
NR        AAA       $ 1,000   Allen County, LIMA
                              Convalescent Home
                              Foundation (GNMA), 6.40%,
                              1/1/21                      $    1,065,730
Baa3      BBB-        1,000   Butler County
                              (Hamilton-Hughe
                              Hospital), 7.50%, 1/1/10         1,087,220
A1        A           2,100   Cuyahoga County,
                              (Fairview General
                              Hospital), 6.25%, 8/15/10        2,252,691
Aa        AA          4,450   Cuyahoga County,
                              (University Hospitals
                              Health System), 6.00%,
                              1/15/22                          4,713,351
Aa        AA            750   Cuyahoga County,
                              (University Hospitals
                              Health System), 6.50%,
                              1/15/19                            809,138
NR        BBB+        3,280   Defiance, (Defiance
                              Hospital), 7.625%, 11/1/03       3,337,498
Baa2      BBB+        1,000   East Liverpool, (City
                              Hospital), 8.00%, 10/1/21        1,096,530
A         A           4,000   Erie County, (Fireland
                              Community Hospital),
                              6.75%, 1/1/08                    4,360,200
Aa        NR          3,000   Franklin County
                              (Children's Hospital),
                              6.60%, 5/1/13                    3,305,760
A         A           1,015   Garfield Heights
                              (Marymount Hospital),
                              6.65%, 11/15/11                  1,102,513
A         A           1,000   Garfield Heights
                              (Marymount Hospital),
                              6.70%, 11/15/15                  1,087,400
A2        A           5,115   Hamilton County (Bethesda
                              Hospital, Inc.), 6.25%,
                              1/1/12                           5,521,489
Aa2       NR          1,000   Hamilton County, (Wesley
                              Hall), 6.50%, 3/1/15             1,107,790

                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
          Standard  Amount
          &         (000's
Moody's   Poor's    omitted)  Security                      Value
---------------------------------------------------------------------------

Hospitals (continued)
---------------------------------------------------------------------------
A1        NR        $ 1,095   Lorain County (Humility
                              of Mary Health Care
                              Corp.),
                              7.125%, 12/15/06              $  1,234,799
A1        NR          1,000   Lorain County (Humility
                              of Mary Health Care
                              Corp.),
                              7.20%, 12/15/11                  1,192,130
A1        NR          1,750   Lorain, (Lakeland County
                              Hospital), 6.50%, 11/15/12       1,984,903
Baa2      BBB         3,800   Miami, (Upper Valley
                              Medical Center), 6.375%,
                              5/15/26                          4,075,006
NR        NR          9,670   Mt. Vernon, (Knox
                              Community Hospital),
                              7.875%, 6/1/12                   9,935,150
---------------------------------------------------------------------------
                                                            $ 49,269,298
---------------------------------------------------------------------------

Housing -- 14.1%
---------------------------------------------------------------------------
Aa        NR        $ 1,300   Clermont County, (SEM
                              Laurels), (FHA), 6.00%,
                              9/1/20                        $  1,351,142
NR        NR          3,000   Cuyahoga County, (Rolling
                              Hills Apts.), (AMT),
                              8.00%, 1/1/28                    3,006,210
Aa        NR          2,500   Franklin County MFMR -
                              Tuttle Park (FHA), (AMT),
                              6.50%, 3/1/26                    2,695,225
Aa        NR          5,985   Franklin County MFMR -
                              Tuttle Park (FHA), (AMT),
                              6.60%, 3/1/36                    6,479,361
Aa        NR          3,645   Franklin County,
                              (Hamilton Creek
                              Apartments) (FHA), (AMT),
                              5.55%, 7/1/24                    3,634,648
Aa        NR          1,000   Franklin County,
                              (Hamilton Creek
                              Apartments) (FHA), (AMT),
                              5.80%, 7/1/14                    1,024,580
Aaa       NR          2,500   Kent MFMR, (Silver
                              Meadows), (GNMA), (AMT),
                              7.30%, 12/20/36                  2,799,050
NR        NR          2,975   Lucas County, (County
                              Creek Project), (AMT),
                              8.00%, 7/1/26                    2,948,106
Aaa       AAA           835   Ohio HFA SFMR, (GNMA)
                              (AMT) Variable Rate,
                              3/31/31/(1)/                       938,331
Aa        A           1,000   Ohio HFA, (Aristocrat),
                              (FHA), (AMT), 7.30%,
                              8/1/31                           1,058,890
NR        AAA         3,310   Ohio HFA, Residential,
                              (GNMA), (AMT), 6.375%,
                              3/1/25                           3,518,894
NR        AAA         4,595   Ohio HFA, Residential,
                              (GNMA), (AMT), 6.70%,
                              3/1/25                           4,936,271
Baa       BBB         2,925   Puerto Rico Commonwealth
                              Urban Renewal and Housing
                              Corp., 0.00%, 10/1/99            2,754,677
---------------------------------------------------------------------------
                                                            $ 37,145,385
---------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 12.4%
---------------------------------------------------------------------------
Aa        NR        $ 2,000   Cuyahoga, IDR, (Chippewa
                              Place), 6.60%, 8/1/15       $    2,143,100
Baa1      NR          3,750   Ohio Air Quality
                              Development Authority,
                              (Ashland Oil Inc.),
                              6.85%, 4/1/10                    3,986,625
NR        A-            545   Ohio Economic Development
                              Commission, (Burrows
                              Paper Corp.) (AMT),
                              7.625%, 6/1/11                     598,214
NR        A-            240   Ohio Economic Development
                              Commission, (Cheryl &
                              Co.) (AMT), 5.50%, 12/1/04         256,022
NR        A-            530   Ohio Economic Development
                              Commission, (Cheryl &
                              Co.), (AMT), 5.90%,
                              12/1/09                            571,086
NR        A-          1,610   Ohio Economic Development
                              Commission, (Consolidated
                              Biscuit), (AMT),
                              7.00%, 12/1/09                   1,804,891
NR        A-          3,210   Ohio Economic Development
                              Commission, (J J & W LP)
                              (AMT), 6.70%, 12/1/14            3,563,967
NR        BB          1,020   Ohio Economic Development
                              Commission, (Kmart
                              Corp.), 6.75%, 5/15/07           1,096,449
NR        A-            750   Ohio Economic Development
                              Commission, (Luigino's
                              Inc.) (AMT), 6.85%, 6/1/01         753,630
NR        A-          1,525   Ohio Economic Development
                              Commission, (Progress
                              Plastic Products) (AMT),
                              7.80%, 12/1/09                   1,790,152
NR        A-            650   Ohio Economic Development
                              Commission, (Progress
                              Plastics Products),
                              (AMT), 6.80%, 12/1/01              693,966
NR        A-          1,000   Ohio Economic Development
                              Commission, (Royal
                              Appliance Manufacturing
                              Co.) (AMT), 7.625%, 12/1/11      1,105,140
NR        A-            680   Ohio Economic Development
                              Commission, (Royal
                              Appliance Manufacturing
                              Co.) (AMT), 7.625%, 12/1/11        751,495

                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Ratings (Unaudited)
------------------- Principal
          Standard  Amount
          &         (000's
Moody's   Poor's    omitted)  Security                      Value
---------------------------------------------------------------------------

Industrial Development Revenue/
Pollution Control Revenue (continued)
---------------------------------------------------------------------------
NR        A-        $   880   Ohio Economic Development
                              Commission, (VSM Corp.)
                              (AMT), 7.375%, 12/1/11        $    965,228
Aa3       AA          1,000   Ohio Pollution Control,
                              (Standard Oil Co.),
                              6.75%, 12/1/15                   1,187,030
NR        NR          3,000   Ohio Solid Waste Revenue,
                              (Republic Engineered
                              Steels Inc.), (AMT),
                              9.00%, 6/1/21                    3,234,660
Baa2      BBB         3,805   Ohio Water Development
                              Authority, (Union Carbide
                              Corp.), 5.50%, 1/15/07           3,807,702
Baa3      BBB-        4,000   Puerto Rico Port
                              Authority, (American
                              Airlines), (AMT), 6.25%,
                              6/1/26                           4,349,800
---------------------------------------------------------------------------
                                                            $ 32,659,157
---------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.4%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,000   Ohio Higher Education
                              Facilities (University of
                              Dayton) (FGIC), 5.80%,
                              12/1/14                       $  1,067,370
---------------------------------------------------------------------------
                                                            $  1,067,370
---------------------------------------------------------------------------

Insured-Electric Utilities -- 6.2%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,650   Cleveland Public Power
                              System, (MBIA), 7.00%,
                              11/15/17                      $  1,818,515
Aaa       AAA        10,000   Cleveland, Public Power
                              System, (MBIA), 5.00%,
                              11/15/20                         9,787,299
Aaa       AAA         2,000   Cuyahoga County Utility
                              Systems, (Medical Center
                              Company), (MBIA), (AMT),
                              6.10%, 8/15/15                   2,149,720
Aaa       AAA         2,300   Puerto Rico Electric
                              Power Authority,
                              "STRIPES", (FSA),
                              Variable Rate, 7/1/02/(1)/       2,567,375
---------------------------------------------------------------------------
                                                            $ 16,322,909
---------------------------------------------------------------------------

Insured-General Obligations -- 2.0%
---------------------------------------------------------------------------
Aaa       AAA       $ 2,000   North Olmsted, (AMBAC),
                              5.00%, 12/1/16                $  1,980,720
Aaa       AAA         3,000   Puerto Rico, (FSA),
                              Variable Rate, 7/1/22/(1)/       3,412,500
---------------------------------------------------------------------------
                                                            $  5,393,220
---------------------------------------------------------------------------

Insured-Hospitals -- 9.4%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,000   Clermont County, (Mercy
                              Health System), (AMBAC),
                              Variable Rate, 10/5/21/(1)/   $  1,203,750
Aaa       AAA         1,000   East Liverpool, (City
                              Hospital), (FSA), 5.00%,
                              10/1/21                            971,730
Aaa       AAA         6,500   Mahoning County, Hospital
                              Facilities Revenue,
                              (Forum Health), (MBIA),
                              5.00%, 11/15/17                  6,333,145
Aaa       AAA         2,750   Mansfield, (Mansfield
                              General Hospital),
                              (AMBAC),
                              6.70%, 12/1/09                   3,006,740
Aaa       AAA         5,000   Middleburg Heights,
                              (Southwestern General),
                              (FSA), 5.75%, 8/15/21            5,318,800
Aaa       AAA         1,000   Montgomery County, (Miami
                              Valley Hospital) (AMBAC),
                              6.25%, 11/15/16                  1,088,520
Aaa       AAA         6,565   Portage County, (Robinson
                              Memorial Hospital),
                              (MBIA), 5.80%, 11/15/15          7,014,637
---------------------------------------------------------------------------
                                                            $ 24,937,322
---------------------------------------------------------------------------

Insured-Housing -- 2.7%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,100   Ohio Capital Corp.,
                              (Horizon Apts.), (FHA),
                              (MBIA), 6.50%, 1/1/23         $  1,156,793
Aaa       AAA         6,000   Ohio Capital Corp.,
                              (Section 8), (FHA),              6,001,500
                              (MBIA), 5.30%, 1/1/24
---------------------------------------------------------------------------
                                                            $  7,158,293
---------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 0.9%
---------------------------------------------------------------------------
Aaa       AAA       $ 2,500   University of Cincinnati,
                              (MBIA), 5.125%, 6/1/24        $  2,462,625
---------------------------------------------------------------------------
                                                            $  2,462,625
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.5%
---------------------------------------------------------------------------
Aaa       AAA       $ 2,110   Hudson Local School
                              District, (FGIC), 0.00%,      $  1,227,746
                              12/15/09
---------------------------------------------------------------------------
                                                            $  1,227,746
---------------------------------------------------------------------------

                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)  Security                      Value
---------------------------------------------------------------------------

Insured-Transportation -- 3.3%
---------------------------------------------------------------------------
Aaa       AAA       $ 7,000   Columbus Municipal
                              Airport Authority,
                              (AMBAC), 5.00%, 1/1/28        $  6,788,670
Aaa       AAA         2,000   Ohio State Airline
                              Quality Development
                              Authority, (JMG Funding),
                              (AMBAC), 5.625%, 10/1/22         2,072,220
---------------------------------------------------------------------------
                                                            $  8,860,890
---------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.4%
---------------------------------------------------------------------------
A2        A+        $ 1,000   University of Cincinnati,
                              6.50%, 12/1/11                $  1,096,120
---------------------------------------------------------------------------
                                                            $  1,096,120
---------------------------------------------------------------------------

Life Care -- 1.9%
---------------------------------------------------------------------------
Aa        NR        $ 1,990   Franklin County,
                              (Kensington Place),
                              6.75%, 1/1/34                 $  2,100,943
Aa2       NR          1,000   Hamilton County,
                              (Hospital - Episcopal
                              Retirement Home), 6.80%,
                              1/1/08                           1,081,890
NR        BBB-        1,800   Marion, Health Care,
                              (United Church Home),
                              6.30%, 11/15/15                  1,905,750
---------------------------------------------------------------------------
                                                            $  5,088,583
---------------------------------------------------------------------------

Nursing Homes -- 4.5%
---------------------------------------------------------------------------
Aaa       NR        $ 1,305   Cuyahoga County, (Maple
                              Care Center) (GNMA),
                              (AMT), 8.00%, 8/20/16         $  1,582,443
NR        AAA         1,205   North Canton, Health Care
                              Facilities, (St. Luke
                              Lutheran), (GNMA), 6.10%,
                              9/20/16                          1,327,187
NR        AAA         6,455   North Canton, Health Care
                              Facilities, (St. Luke
                              Lutheran), (GNMA), 9.55%,
                              3/20/32                          8,870,654
---------------------------------------------------------------------------
                                                            $ 11,780,284
---------------------------------------------------------------------------

Special Tax Revenue -- 1.2%
---------------------------------------------------------------------------
Baa1      A         $ 3,000   Puerto Rico, Highway and
                              Transportation Authority,
                              6.625%, 7/1/12                $  3,297,000
---------------------------------------------------------------------------
                                                            $  3,297,000
---------------------------------------------------------------------------

Transportation -- 3.4%
---------------------------------------------------------------------------
NR        BBB       $ 5,630   Guam Airport Authority,
                              (AMT), 6.70%, 10/1/23         $  6,173,971
Baa1      A           3,000   Puerto Rico Highway and
                              Transportation Authority,
                              4.75%, 7/1/38                    2,777,790
---------------------------------------------------------------------------
                                                            $  8,951,761
---------------------------------------------------------------------------

Water and Sewer -- 0.4%
---------------------------------------------------------------------------
NR        NR        $ 1,000   Vermilion Water,
                              7.25%, 8/15/15                $  1,063,080
---------------------------------------------------------------------------
                                                            $  1,063,080
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $246,107,305)                          $264,065,642
---------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the the risk associated with such economic developments, at March 31, 1998, 26.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.8% to 14.1% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Rhode Island Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited) Principal
------------------- Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------------

Education -- 1.9%
--------------------------------------------------------------------------------
 A         NR       $  750     Rhode Island Student Loan
                               Authority, (AMT), 5.60%,
                               12/1/12                       $   782,025
--------------------------------------------------------------------------------
                                                             $   782,025
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.7%
--------------------------------------------------------------------------------
 NR        AAA      $  250     Puerto Rico Commonwealth,
                               "RIBS", (AMBAC), Variable
                               Rate, 7/1/15/(1)/             $   291,250
--------------------------------------------------------------------------------
                                                             $   291,250
--------------------------------------------------------------------------------

General Obligations -- 3.0%
--------------------------------------------------------------------------------
 Baa1      A        $  225     Puerto Rico Commonwealth,
                               0.00%, 7/1/16                 $    90,070
 Baa1      A         1,000     Puerto Rico Public
                               Buildings Authority, 5.25%,
                               7/1/21                            998,580
 Baa2      NR          105     West Warwick, 6.80%,
                               7/15/98/(2)/                      105,738
--------------------------------------------------------------------------------
                                                             $ 1,194,388
--------------------------------------------------------------------------------

Hospitals -- 9.2%
--------------------------------------------------------------------------------
 NR        AA       $1,500     Rhode Island Health and
                               Educational Building Corp.,
                               (Landmark Medical Center),
                               5.875%, 10/1/19               $ 1,561,275
 A3        A-        1,250     Rhode Island Health and
                               Educational Building Corp.,
                               (South County Hospital),
                               5.75%, 11/15/26                 1,285,138
 Baa3      BBB         830     Rhode Island Health and
                               Educational Building Corp.,
                               (Westerly Hospital), 6.00%,
                               7/1/14                            868,072
--------------------------------------------------------------------------------
                                                             $ 3,714,485
--------------------------------------------------------------------------------

Housing -- 16.4%
--------------------------------------------------------------------------------
 Aa2       AA+      $  220     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               6.50%, 4/1/27                 $   232,379
 Aa2       AA+          85     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               6.85%, 4/1/27                      91,416
 Aa        AA+         200     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               7.875%, 10/1/22                   209,348
 Aa2       AA+       1,750     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 6.60%, 10/1/25           1,860,968
 Aa2       AA+         100     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 6.70%, 10/1/12             106,737
 Aa2       AA+         875     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 6.80%, 10/1/25/(3)/        929,941
 Aa2       AA+       1,000     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 7.10%, 10/1/23           1,049,880
 Aa2       AA+       2,000     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 7.55%, 10/1/22           2,129,620
 Aa        AA+          35     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 7.875%, 10/1/22             36,636
--------------------------------------------------------------------------------
                                                             $ 6,646,925
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 1.3%
--------------------------------------------------------------------------------
 Baa3      BBB-     $  500     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                 $   534,500
--------------------------------------------------------------------------------
                                                             $   534,500
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,750     Puerto Rico Electric Power
                               Authority, (MBIA), 0.00%,
                               7/1/17                        $   675,080
--------------------------------------------------------------------------------
                                                             $   675,080
--------------------------------------------------------------------------------

Insured-General Obligations -- 12.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Kent County Water
                               Authority, (MBIA), 6.35%,
                               7/15/14                       $ 1,665,315
 Aaa       AAA         750     Puerto Rico Public Building
                               Authority, (AMBAC), 5.00%,
                               7/1/27                            729,720
 Aaa       AAA         500     Rhode Island Depositors
                               Economic Protection Corp.,
                               (MBIA), 5.80%, 8/1/09             556,005
 Aaa       AAA       1,000     Rhode Island Depositors
                               Economic Protection Corp.,
                               (MBIA), 5.80%, 8/1/12           1,107,640
 Aaa       AAA       1,000     Warwick, RI, Series A,
                               (FGIC), 5.00%, 3/1/17             989,110
--------------------------------------------------------------------------------
                                                             $ 5,047,790
--------------------------------------------------------------------------------

                       See notes to financial statements

Rhode Island Municipals Portfolio  as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Insured-Hospitals -- 15.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,350     Rhode Island Health And
                               Educational Building Corp.,
                               (Lifespan) (MBIA), 5.75%,
                               5/15/23/(4)/                  $ 3,515,456
 Aaa       AAA       2,700     Rhode Island Health and
                               Educational Building Corp.,
                               Lifespan Obligation Group,
                               (MBIA), 5.25%, 5/15/26          2,684,124
--------------------------------------------------------------------------------
                                                             $ 6,199,580
--------------------------------------------------------------------------------

Insured-Housing -- 5.5%
--------------------------------------------------------------------------------
 Aa2       AA+      $  500     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (MBIA), 6.20%, 10/1/06        $   531,040
 Aaa       AAA       1,075     Villa Excelsior Housing
                               Development Corp. Mortgage,
                               (MBIA), 6.75%, 1/1/19           1,156,904
 Aaa       AAA         500     Villa Excelsior Housing
                               Development Corp. Mortgage,
                               (MBIA), 6.85%, 1/1/24             539,325
--------------------------------------------------------------------------------
                                                             $ 2,227,269
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 13.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,000     Convention Center Authority
                               of Rhode Island, (MBIA),
                               5.00%, 5/15/20                $ 2,910,000
 Aaa       AAA       2,300     Convention Center Authority
                               of Rhode Island, (MBIA),
                               5.25%, 5/15/15                  2,378,913
--------------------------------------------------------------------------------
                                                             $ 5,288,913
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $  750     Rhode Island Clean Water,
                               Safe Drinking Water,
                               (AMBAC), 6.70%, 1/1/15        $   850,065
 Aaa       AAA         350     Rhode Island Clean Water,
                               Water Pollution Control,
                               (MBIA), 5.40%, 10/1/15            367,038
 Aaa       AAA         500     Rhode Island Clean Water,
                               Water Pollution Control,
                               (MBIA), 5.85%, 10/1/09            544,335
--------------------------------------------------------------------------------
                                                             $ 1,761,438
--------------------------------------------------------------------------------

Life Care -- 2.6%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Rhode Island Health and
                               Educational Building Corp.,
                               (Tockwotton Home), 6.25%,
                               8/15/22                       $ 1,065,940
--------------------------------------------------------------------------------
                                                             $ 1,065,940
--------------------------------------------------------------------------------

Miscellaneous -- 0.6%
--------------------------------------------------------------------------------
 Baa1      A-       $  230     Rhode Island Depositors
                               Economic Protection Corp.,
                               5.75%, 8/1/21                 $   251,305
--------------------------------------------------------------------------------
                                                             $   251,305
--------------------------------------------------------------------------------

Nursing Homes -- 1.8%
--------------------------------------------------------------------------------
 NR        NR       $  725     Rhode Island Health And
                               Educational Building Corp.,
                               (Steere House), 5.80%,
                               7/1/20                        $   739,638
--------------------------------------------------------------------------------
                                                             $   739,638
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.2%
--------------------------------------------------------------------------------
 Baa3      BBB-     $1,500     City of Providence Special
                               Obligation Tax Increment
                               Bonds, 7.65%, 6/1/16          $ 1,708,110
--------------------------------------------------------------------------------
                                                             $ 1,708,110
--------------------------------------------------------------------------------

Transportation -- 5.9%
--------------------------------------------------------------------------------
 NR        BBB      $  500     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23         $   548,310
 Baa1      A         2,000     Puerto Rico, Highway and
                               Transportation Authority,
                               4.75%, 7/1/38                   1,851,860
--------------------------------------------------------------------------------
                                                             $ 2,400,170
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $38,034,509)                            $40,528,806
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
   Minimum Tax.

                       See notes to financial statements

Rhode Island Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 53.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.2% to 3.8% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ When-issued security.
/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(4)/ Security has been segregated to cover when-issued securities.

                       See notes to financial statements

West Virginia Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Electric Utilities -- 11.5%
--------------------------------------------------------------------------------
 A2        A        $2,000     Harrison, WV PCR
                               (Monongahela Power Co.
                               Harrison Station), (AMT),
                               6.75%, 8/1/24                 $ 2,227,259
 Baa1      BBB+      1,000     Mason, WV PCR (Appalacian
                               Power Co.), 6.85%, 6/1/22       1,098,610
 Baa1      BBB+        855     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17          323,686
--------------------------------------------------------------------------------
                                                             $ 3,649,555
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 3.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,500     Kanawha-Putnam, WV Single
                               Family Mortgage (AMBAC),
                               0.00%, 12/1/16                $   963,275
--------------------------------------------------------------------------------
                                                             $   963,275
--------------------------------------------------------------------------------

General Obligations -- 2.5%
--------------------------------------------------------------------------------
 NR        BBB      $  400     Guam, 5.375%, 11/15/13        $   403,832
 Baa1      A           500     Puerto Rico Commonwealth,
                               0.00%, 7/1/16                     200,155
 Baa1      A           500     Puerto Rico Commonwealth,
                               0.00%, 7/1/18                     179,975
--------------------------------------------------------------------------------
                                                             $   783,962
--------------------------------------------------------------------------------

Hospitals -- 10.1%
--------------------------------------------------------------------------------
 NR        BBB+     $1,250     Berkeley, WV Building
                               Commission (City Hospital),
                               6.50%, 11/1/22                $ 1,347,163
 Baa1      BBB+        250     Princeton, WV (Community
                               Hospital), 6.00%, 5/1/18          259,910
 A1        NR          500     West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/16            536,145
 A1        NR        1,000     West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/23          1,070,100
--------------------------------------------------------------------------------
                                                             $ 3,213,318
--------------------------------------------------------------------------------

Housing -- 1.6%
--------------------------------------------------------------------------------
 Aa2       AA+      $  500     West Virginia State Housing
                               Development Fund, (AMT),
                               5.70%, 11/1/17                $   515,810
--------------------------------------------------------------------------------
                                                             $   515,810
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution Control Revenue -- 9.2%
--------------------------------------------------------------------------------
 NR        A-       $1,375     Jefferson, WV (Royal
                               Venders, Inc.) (AMT),
                               5.90%, 8/1/04                 $ 1,473,161
 Baa2      NR          300     Kanawha, WV (Union Carbide
                               Chemicals and Plastics Co.)
                               (AMT), 8.00%, 8/1/20              325,134
 NR        NR        1,000     Upshur, WV Solid Waste
                               (TJI) (AMT), 7.00%, 7/15/25     1,122,020
--------------------------------------------------------------------------------
                                                             $ 2,920,315
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 9.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  550     West Virginia State
                               University System, (AMBAC),
                               6.00%, 4/1/12                 $   596,151
 Aaa       AAA       1,000     West Virginia State
                               University System,
                               (Marshall Library),(AMBAC),
                               5.75%, 4/1/16                   1,060,520
 Aaa       AAA         500     West Virginia University,
                               (AMBAC), 5.00%, 5/1/22            488,345
 Aaa       AAA       1,000     West Virginia University,
                               (AMBAC), 5.00%, 5/1/27            973,060
--------------------------------------------------------------------------------
                                                             $ 3,118,076
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  700     Marshall, WV PCR (Ohio
                               Power Kammer Plant) (MBIA),
                               5.45%, 7/1/14                 $   723,247
 Aaa       AAA         250     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7/1/03/(1)/        285,000
--------------------------------------------------------------------------------
                                                             $ 1,008,247
--------------------------------------------------------------------------------

Insured-General Obligations -- 3.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  150     West Virginia (FGIC),
                               5.25%, 11/1/26                $   149,772
 Aaa       AAA       1,000     West Virginia (FGIC),
                               5.75%, 11/1/21                  1,056,800
--------------------------------------------------------------------------------
                                                             $ 1,206,572
--------------------------------------------------------------------------------

Insured-Hospitals -- 12.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,300     West Virginia HFA (Cabell
                               Huntington Hospital)
                               (AMBAC), 6.25%, 1/1/19        $ 1,423,734

                       See notes to financial statements

West Virginia Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $  850     West Virginia HFA
                               (Charleston Area Medical
                               Center) (MBIA),
                               5.75%, 9/1/13                 $   909,237
 Aaa       AAA       1,200     West Virginia HFA (Linked
                               Bulls & Bears) (MBIA),
                               6.10%, 1/1/18                   1,284,816
 Aaa       AAA         300     West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/16             292,638
--------------------------------------------------------------------------------
                                                             $ 3,910,425
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of Participation -- 1.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     West Virginia School
                               Building Authority,
                               (AMBAC), 5.60%, 7/1/17        $   525,620
--------------------------------------------------------------------------------
                                                             $   525,620
--------------------------------------------------------------------------------

Insured-Life Care -- 3.8%
--------------------------------------------------------------------------------
 Aaa       NR       $1,250     Harrison County, WV
                               Building Commission,
                               (AMBAC), 5.25%, 4/1/28        $ 1,227,763
--------------------------------------------------------------------------------
                                                             $ 1,227,763
--------------------------------------------------------------------------------

Insured-Transportation -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     West Virginia Parkways
                               Economic Development and
                               Tourism Authority (FGIC),
                               0.00%, 5/15/04                $   764,710
--------------------------------------------------------------------------------
                                                             $   764,710
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 16.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $  250     Berkeley, WV Public Service
                               District Sewer (MBIA),
                               5.75%, 10/1/25                $   264,128
 Aaa       AAA         500     Crab Orchard, WV Public
                               Service District, (AMBAC),
                               5.50%, 10/1/25                    516,515
 Aaa       AAA       1,500     Parkersburg, WV Waterworks
                               and Sewer (FSA), 5.80%,
                               9/1/19                          1,590,195
 Aaa       AAA       2,000     West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.25%, 11/1/35       2,001,399

 Aaa       AAA         750     West Virginia Water
                               Development (Loan Program
                               II) (FSA), 6.00%, 11/1/14         819,248
--------------------------------------------------------------------------------
                                                             $ 5,191,485
--------------------------------------------------------------------------------

Nursing Homes -- 2.3%
--------------------------------------------------------------------------------
 NR        NR       $  705     Kanawha, WV (Beverly
                               Enterprises), 7.25%, 11/1/04  $   730,747
--------------------------------------------------------------------------------
                                                             $   730,747
--------------------------------------------------------------------------------

Solid Waste -- 6.6%
--------------------------------------------------------------------------------
 A2        A        $2,000     Braxton County, WV,
                               (Weyerhaeuser Co.), (AMT),
                               5.80%, 6/1/27/(2)/            $ 2,092,599
--------------------------------------------------------------------------------
                                                             $ 2,092,599
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $29,616,591)                            $31,822,479
--------------------------------------------------------------------------------


AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 56.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.4% to 1.6% of total investments.


/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of March 31, 1998

                                                   California            Florida          Massachusetts        Mississippi
                                                   Portfolio            Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                               $270,444,922        $ 441,861,344       $ 219,818,375        $ 18,673,351
    Unrealized appreciation                         36,755,639           38,092,021          23,831,758           1,891,204
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                   $307,200,561        $ 479,953,365       $ 243,650,133        $ 20,564,555
-------------------------------------------------------------------------------------------------------------------------------
Cash                                              $         --        $  15,823,751       $      93,258        $        296
Receivable for investments sold                      3,390,410            3,975,854                 --                5,135
Interest receivable                                  4,461,718            8,592,471           3,996,829             399,561
Deferred organization expenses (Note 1D)                   480                  --                  --                  145
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                      $315,053,169        $ 508,345,441       $ 247,740,220        $ 20,969,692
-------------------------------------------------------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)      $         --        $  21,836,683       $         --         $        --
Demand note payable (Note 5)                         3,140,000                  --                  --              264,000
Payable for daily variation margin on open
    financial futures contracts (Note 1E and 6)         56,719                  --               46,875               3,281
Payable to affiliate for Trustees' fees (Note 2)         4,617                6,107               4,404                  54
Accrued expenses                                        27,596                5,342              28,841               5,818
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $  3,228,932        $  21,848,132       $      80,120        $    273,153
-------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                     $311,824,237        $ 486,497,309       $ 247,660,100        $ 20,696,539
-------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and       $275,067,857        $ 448,405,288       $ 223,819,473        $ 18,805,093
    withdrawals
Net unrealized appreciation of investments
    (computed on the basis of identified cost)      36,756,380           38,092,021          23,840,627           1,891,446
-------------------------------------------------------------------------------------------------------------------------------
Total                                             $311,824,237        $ 486,497,309       $ 247,660,100        $ 20,696,539
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of March 31, 1998

                                                   New York                 Ohio            Rhode Island      West Virginia
                                                   Portfolio             Portfolio           Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                               $466,422,435          $246,107,305        $ 38,034,509       $ 29,616,591
    Unrealized appreciation                         37,129,907            17,958,337           2,494,297          2,205,888
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                   $503,552,342          $264,065,642        $ 40,528,806       $ 31,822,479
-------------------------------------------------------------------------------------------------------------------------------
Cash                                              $    440,159          $          7        $    862,457       $    137,238
Receivable for investments sold                     11,643,257                    --               5,000                --
Interest receivable                                  8,181,989             4,119,293             789,170            462,768
Deferred organization expenses (Note 1D)                    --                    --                 153                158
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                      $523,817,747          $268,184,942        $ 42,185,586       $ 32,422,643
-------------------------------------------------------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)      $ 18,909,720          $         --        $    983,925       $        --
Demand note payable (Note 5)                                --             2,879,000                 --                 --
Payable for daily variation margin on open
    financial futures contracts (Notes 1E and 6)            --                    --               8,437              5,625
Payable to affiliate for Trustees' fees (Note 2)         6,104                 4,404                 471                463
Accrued expenses                                        39,879                24,099               5,281              4,196
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $ 18,955,703          $  2,907,503        $    998,114       $     10,284
-------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                     $504,862,044          $265,277,439        $ 41,187,472       $ 32,412,359
-------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and       $467,732,137          $247,319,102        $ 38,691,579       $ 30,204,546
    withdrawals
Net unrealized appreciation of investments
    (computed on the basis of identified cost)      37,129,907            17,958,337           2,495,893          2,207,813
-------------------------------------------------------------------------------------------------------------------------------
Total                                             $504,862,044          $265,277,439        $ 41,187,472       $ 32,412,359
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 1998

                                                           California         Florida        Massachusetts      Mississippi
                                                            Portfolio        Portfolio         Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-------------------------------------------------------------------------------------------------------------------------------
Interest income                                            $ 9,545,348      $14,172,532        $ 7,497,632       $  618,655
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                    $ 9,545,348      $14,172,532        $ 7,497,632       $  618,655
-------------------------------------------------------------------------------------------------------------------------------


Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                            $   769,856      $ 1,133,368        $   553,925       $   18,304
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                   8,827           12,160              8,956               96
Custodian fee (Note 1J)                                        115,669          105,249             62,860           13,194
Legal and accounting services                                   36,340           41,900             31,300           14,900
Amortization of organization expenses (Note 1D)                  2,819            3,413              2,001              311
Miscellaneous                                                   21,044           25,482             23,907            1,736
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             $   954,555      $ 1,321,572        $   682,949       $   48,541
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1J)                   $    73,338      $   105,249        $        --       $    2,726
-------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                   $    73,338      $   105,249        $        --       $    2,726
-------------------------------------------------------------------------------------------------------------------------------

Net expenses                                               $   881,217      $ 1,216,323        $   682,949       $   45,815
-------------------------------------------------------------------------------------------------------------------------------

Net investment income                                      $ 8,664,131      $12,956,209        $ 6,814,683       $  572,840
-------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)        $ 6,521,324      $ 7,731,796        $ 4,609,924       $  487,959
    Financial futures contracts                               (849,857)         312,242           (622,028)         (64,830)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions               $ 5,671,467      $ 8,044,038        $ 3,987,896       $  423,129
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                    $  (480,100)     $ 6,137,232        $   540,204       $ (136,480)
    Financial futures contracts                                390,393               --            242,046           27,855
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                            $   (89,707)     $ 6,137,232        $   782,250       $ (108,625)
-------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments            $ 5,581,760      $14,181,270        $ 4,770,146       $  314,504
-------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $14,245,891      $27,137,479        $11,584,829       $  887,344
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 1998

                                                        New York            Ohio           Rhode Island      West Virginia
                                                        Portfolio        Portfolio          Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------------------------
Interest income                                        $15,046,116      $ 8,192,345         $1,163,158         $  913,441
--------------------------------------------------------------------------------------------------------------------------------
Total investment income                                $15,046,116      $ 8,192,345         $1,163,158         $  913,441
--------------------------------------------------------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                        $ 1,175,235      $   602,729         $   48,325         $   36,038
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)              12,157            8,955                930                922
Custodian fee (Note 1J)                                    114,861           65,697             17,413             10,836
Legal and accounting services                               40,000           34,939             17,650             20,400
Amortization of organization expenses (Note 1D)              2,330            1,385                319                315
Interest expense (Note 5)                                       --           38,859                 --                 --
Miscellaneous                                               42,458           10,701              3,666              3,179
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                         $ 1,387,041      $   763,265         $   88,303         $   71,690
--------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1J)               $    41,745      $    16,663         $    5,600         $    4,836
--------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                               $    41,745      $    16,663         $    5,600         $    4,836
--------------------------------------------------------------------------------------------------------------------------------

Net expenses                                           $ 1,345,296      $   746,602         $   82,703         $   66,854
--------------------------------------------------------------------------------------------------------------------------------

Net investment income                                  $13,700,820      $ 7,445,743         $1,080,455         $  846,587
--------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)    $17,189,424      $ 2,660,820         $  315,299         $  501,976
    Financial futures contracts                         (2,106,461)         105,303           (220,109)           (98,416)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions           $15,082,963      $ 2,766,123         $   95,190         $  403,560
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                $(6,459,710)     $ 1,024,370         $  410,046         $  225,516
    Financial futures contracts                            981,800               --             90,571             36,230
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                      $(5,477,910)     $ 1,024,370         $  500,617         $  261,746
--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments        $ 9,605,053      $ 3,790,493         $  595,807         $  665,306
--------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations             $23,305,873      $11,236,236         $1,676,262         $1,511,893
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 1998

                                                       California             Florida            Massachusetts       Mississippi
Increase (Decrease) in Net Assets                      Portfolio             Portfolio             Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                            $  8,664,131         $  12,956,209         $   6,814,683       $    572,840
    Net realized gain on investment transactions        5,671,467             8,044,038             3,987,896            423,129
    Net change in unrealized appreciation
        (depreciation) of investments                     (89,707)            6,137,232               782,250           (108,625)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $ 14,245,891         $  27,137,479         $  11,584,829       $    887,344
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                    $  7,904,301         $  15,423,197         $   7,444,277       $    684,332
    Withdrawals                                       (37,329,970)          (70,264,782)          (25,043,767)        (3,001,884)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                     $(29,425,669)        $ (54,841,585)        $ (17,599,490)      $ (2,317,552)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                           $(15,179,778)        $ (27,704,106)        $  (6,014,661)      $ (1,430,208)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                               $327,004,015         $ 514,201,415         $ 253,674,761       $ 22,126,747
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                     $311,824,237         $ 486,497,309         $ 247,660,100       $ 20,696,539
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 1998

                                                       New York             Ohio           Rhode Island    West Virginia
Increase (Decrease) in Net Assets                     Portfolio          Portfolio          Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                            $ 13,700,820       $  7,445,743       $  1,080,455     $    846,587
    Net realized gain on investment transactions       15,082,963          2,766,123             95,190          403,560
    Net change in unrealized appreciation
        (depreciation) of investments                  (5,477,910)         1,024,370            500,617          261,746
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $ 23,305,873       $ 11,236,236       $  1,676,262     $  1,511,893
----------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                    $ 10,833,885       $  6,765,535       $  2,822,460     $    973,926
    Withdrawals                                       (56,881,228)       (23,992,917)        (3,528,899)      (3,576,455)
----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                     $(46,047,343)      $(17,227,382)      $   (706,439)    $ (2,602,529)
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                $(22,741,470)      $ (5,991,146)      $    969,823     $ (1,090,636)
----------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------
At beginning of period                               $527,603,514       $271,268,585       $ 40,217,649     $ 33,502,995
----------------------------------------------------------------------------------------------------------------------------
At end of period                                     $504,862,044       $265,277,439       $ 41,187,472     $ 32,412,359
----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997

                                                       California          Florida           Massachusetts       Mississippi
Increase (Decrease) in Net Assets                      Portfolio          Portfolio            Portfolio          Portfolio
---------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                             $ 19,859,806       $  31,305,979       $  15,319,434       $  1,336,230
    Net realized gain on investment transactions         5,306,120           7,793,553           2,120,143            183,405
    Net change in unrealized appreciation
        (depreciation) of investments                   11,259,842          (1,309,893)          6,805,812            719,054
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            $ 36,425,768       $  37,789,639       $  24,245,389       $  2,238,689
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                     $ 16,666,266       $  35,743,906       $  12,526,247       $  1,197,391
    Withdrawals                                        (96,678,214)       (183,706,131)        (64,226,111)        (6,588,894)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                      $(80,011,948)      $(147,962,225)      $ (51,699,864)      $ (5,391,503)
---------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                            $(43,586,180)      $(110,172,586)      $ (27,454,475)      $ (3,152,814)
---------------------------------------------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                  $370,590,195       $ 624,374,001       $ 281,129,236       $ 25,279,561
---------------------------------------------------------------------------------------------------------------------------------
At end of year                                        $327,004,015       $ 514,201,415       $ 253,674,761       $ 22,126,747
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997

                                                     New York             Ohio           Rhode Island      West Virginia
Increase (Decrease) in Net Assets                    Portfolio         Portfolio           Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                          $  31,517,527      $ 16,012,542        $ 2,229,154      $  2,023,743
    Net realized gain (loss) on investment
        transactions                                   9,867,274         3,902,013             84,287           (31,612)
    Net change in unrealized appreciation
        (depreciation) of investments                  8,663,813         4,660,390          1,271,712         1,322,252
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations         $  50,048,614      $ 24,574,945        $ 3,585,153      $  3,314,383
-----------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                  $  25,819,897      $ 10,983,777        $ 4,387,108      $  1,406,737
    Withdrawals                                     (152,794,517)      (56,960,953)        (9,921,791)      (10,718,916)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                   $(126,974,620)     $(45,977,176)       $(5,534,683)     $ (9,312,179)
-----------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                         $ (76,926,006)     $(21,402,231)       $(1,949,530)     $ (5,997,796)
-----------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------
At beginning of year                               $ 604,529,520      $292,670,816        $42,167,179      $ 39,500,791
-----------------------------------------------------------------------------------------------------------------------------
At end of year                                     $ 527,603,514      $271,268,585        $40,217,649      $ 33,502,995
-----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                California Portfolio
                                                  ------------------------------------------------------------------------
                                                                                             Year Ended
                                                  Six Months     ---------------------------------------------------------
                                                  Ended                              September 30,             March 31,
                                                  March 31, 1998 ---------------------------------------------------------
                                                  (Unaudited)        1997       1996        1995         1994**      1994*
--------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
--------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                    0.60%+          0.57%      0.57%       0.59%        0.57%+      0.55%+
Net expenses, after custodian fee reduction          0.55%+          0.56%      0.56%       0.58%         --          --
Net investment income                                5.41%+          5.76%      5.93%       6.22%        6.09%+      5.72%+
Portfolio Turnover                                      9%             12%        14%         58%          40%         91%
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)        $311,824        $327,004    $370,590   $410,763     $445,131    $467,259
--------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the period from the start of business, May 3, 1993, to March 31, 1994.
** For the six months ended September 30, 1994. The Portfolio changed its fiscal year from March 31 to September 30, effective September 30, 1994.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Florida Portfolio
                                              ---------------------------------------------------------------------------------
                                              Six Months Ended                        Year Ended September 30,
                                              March 31, 1998     ---------------------------------------------------------------
                                              (Unaudited)            1997       1996         1995         1994         1993*
-------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                    0.53%+          0.52%      0.52%        0.55%        0.48%        0.47%+
Net expenses, after custodian fee reduction          0.48%+          0.48%      0.49%        0.52%         --           --
Net investment income                                5.16%+          5.53%      5.67%        5.94%        5.65%        5.53%+
Portfolio Turnover                                     19%             54%        51%          61%          57%          55%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)        $486,497        $514,201    $624,374    $712,203     $772,123     $772,422
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Massachusetts Portfolio
                                                 --------------------------------------------------------------------------------
                                                 Six Months Ended                      Year Ended September 30,
                                                 March 31, 1998   ---------------------------------------------------------------
                                                 (Unaudited)           1997        1996         1995        1994         1993*
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
---------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                      0.55%+          0.53%      0.55%        0.56%        0.51%       0.49%+
Net expenses, after custodian fee reduction            0.55%+          0.52%      0.54%        0.53%         --          --
Net investment income                                  5.45%+          5.75%      5.77%        6.00%        5.74%       5.72%+
Portfolio Turnover                                       11%             35%        51%          87%          53%         38%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)          $247,660        $253,675   $281,129     $302,170     $308,540    $290,613
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Mississippi Portfolio
                                                       ----------------------------------------------------------------------------
                                                       Six Months Ended                  Year Ended September 30,
                                                       March 31, 1998  ------------------------------------------------------------
                                                       (Unaudited)       1997        1996        1995          1994        1993*
-----------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                         0.45%+        0.38%       0.29%       0.27%         0.05%       0.00%+
Net expenses after custodian fee reduction                 0.43%+        0.37%       0.26%       0.23%          --          --
Net investment income                                      5.32%+        5.59%       5.77%       5.97%         5.67%       4.49%+
Portfolio Turnover                                            9%            6%         12%         52%           38%         11%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)               $20,697       $22,127     $25,280     $28,993       $29,477     $11,233
-----------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                       0.40%        0.39%          0.32%      0.25%+
Expenses after custodian fee reduction                                              0.37%        0.35%           --         --
Net investment income                                                               5.66%        5.85%          5.40%      4.24%+
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                              New York Portfolio
                                            ---------------------------------------------------------------------------------------
                                             Six Months Ended                       Year Ended September 30,
                                              March 31, 1998   --------------------------------------------------------------------
                                              (Unaudited)          1997       1996            1995            1994       1993*
----------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                      0.54%+          0.57%      0.52%           0.54%           0.48%       0.48%+
Expenses after custodian fee reduction             0.52%+          0.57%      0.49%           0.51%             --          --
Net investment income                              5.32%+          5.60%      5.64%           5.97%           5.70%       5.64%+
Portfolio Turnover                                   35%             44%        47%             55%             47%         37%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)      $504,862        $527,604   $604,530        $652,736        $655,647    $648,807
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                  Ohio Portfolio
                                          ----------------------------------------------------------------------------------------
                                           Six Months Ended                           Year Ended September 30,
                                           March 31, 1998   ----------------------------------------------------------------------
                                           (Unaudited)         1997           1996            1995           1994        1993*
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
---------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                    0.57%+        0.56%          0.57%           0.57%          0.51%       0.49%+
Expenses after custodian fee reduction           0.56%+        0.55%          0.56%           0.55%           --          --
Net investment income                            5.55%+        5.70%          5.69%           5.80%          5.61%       5.61%+
Portfolio Turnover                                 11%           30%            35%             51%            31%         24%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)    $265,277      $271,269       $292,671        $319,017       $324,412    $298,092
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Rhode Island Portfolio
                                                  --------------------------------------------------------------------------------
                                                   Six Months Ended                     Year Ended September 30,
                                                    March 31, 1998  --------------------------------------------------------------
                                                    (Unaudited)       1997        1996          1995          1994       1993*
----------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+
----------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                        0.44%+         0.27%       0.27%         0.29%          0.12%      0.00%+
Net expenses after custodian fee reduction               0.41%+         0.23%       0.24%         0.25%           --         --
Net investment income                                    5.36%+         5.54%       5.69%         5.96%          5.64%      4.86%+
Portfolio Turnover                                         15%            39%         25%           42%            42%        23%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)             $41,187        $40,218     $42,167       $42,906        $38,120    $16,981
----------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                           0.39%       0.40%         0.41%          0.33%      0.26%+
Expenses after custodian fee reduction                                  0.35%       0.37%         0.37%           --         --
Net investment income                                                   5.42%       5.56%         5.84%          5.43%      4.60%+
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                West Virginia Portfolio
                                                  -----------------------------------------------------------------------------
                                                    Six Months Ended                     Year Ended September 30,
                                                    March 31, 1998    ---------------------------------------------------------
                                                    (Unaudited)         1997       1996        1995        1994       1993*
-------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+
-------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                         0.43%+        0.38%      0.42%       0.31%       0.10%      0.00%+
Net expenses after custodian fee reduction                0.40%+        0.36%      0.38%       0.29%        --         --
Net investment income                                     5.12%+        5.44%      5.41%       5.81%       5.52%      4.50%+
Portfolio Turnover                                          12%           24%        43%         19%         39%        19%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)              $32,412       $33,503    $39,501     $40,835     $40,473    $24,760
-------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                                   0.39%       0.33%      0.21%+
Expenses after custodian fee reduction                                                          0.37%        --         --
Net investment income                                                                           5.73%       5.29%      4.30%+
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1   Significant Accounting Policies
    ---------------------------------------------------------------------------
    California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

    C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for Federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually, among their respective investors, each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

    D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

    G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain

EV Municipals Portfolios as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


    security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

    H Other -- Investment transactions are accounted for on a trade date basis.

    I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expenses in the Statements of Operations.

    K Interim Financial Information -- The interim financial statements relating to March 31, 1998 and the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.


2   Investment Adviser Fee and Other Transactions with Affiliates
    --------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended March 31, 1998, each Portfolio paid advisory fees as follows:

    Portfolio                                Amount        Effective Rate*
    -------------------------------------------------------------------------

    California                            $   769,856            0.48%

    Florida                                 1,133,368            0.45%

    Massachusetts                             553,925            0.44%

    Mississippi                                18,304            0.17%

    New York                                1,175,235            0.46%

    Ohio                                      602,729            0.45%

    Rhode Island                               48,325            0.24%

    West Virginia                              36,038            0.22%

    * Advisory fees paid as a percentage of average daily net assets
    (annualized).

    Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

    Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 1998, no significant amounts have been deferred.

EV Municipals Portfolios as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

3   Investments
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the six months ended March 31, 1998 were as follows:


    California Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $  29,995,528
    Sales                                                      55,356,339

    Florida Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $  93,233,640
    Sales                                                     121,935,965

    Massachusetts Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $  28,498,811
    Sales                                                      58,564,964

    Mississippi Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $   1,807,833
    Sales                                                       3,390,892

    New York Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $ 182,414,663
    Sales                                                     214,976,590

    Ohio Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $  29,709,570
    Sales                                                      38,511,256

    Rhode Island Portfolio
    ----------------------------------------------------------------------------
    Purchases                                               $   5,823,678
    Sales                                                       6,270,737

    West Virginia Portfolio
    ----------------------------------------------------------------------------
    Purchases                                              $    4,036,919
    Sales                                                       6,113,578


4   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at March 31, 1998, as computed on a federal income tax basis, are as follows:


    California Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $   270,444,922
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $    37,298,355
    Gross unrealized depreciation                                  (542,716)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $    36,755,639
    ----------------------------------------------------------------------------

    Florida Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $   441,861,344
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $    40,339,012
    Gross unrealized depreciation                                (2,246,991)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $    38,092,021
    ----------------------------------------------------------------------------

    Massachusetts Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $   219,818,375
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $    23,898,796
    Gross unrealized depreciation                                   (67,038)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $    23,831,758
    ----------------------------------------------------------------------------

    Mississippi Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $    18,673,351
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $     1,891,204
    Gross unrealized depreciation                                        --
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $     1,891,204
    ----------------------------------------------------------------------------

    New York Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $   466,422,435
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $    37,929,737
    Gross unrealized depreciation                                  (799,830)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $    37,129,907
    ----------------------------------------------------------------------------

EV Municipals Portfolios as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


    Ohio Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $   246,107,305
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $    17,985,996
    Gross unrealized depreciation                                   (27,659)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $    17,958,337
    ----------------------------------------------------------------------------

    Rhode Island Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $    38,034,509
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $     2,517,950
    Gross unrealized depreciation                                   (23,653)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $     2,494,297
    ----------------------------------------------------------------------------

    West Virginia Portfolio
    ----------------------------------------------------------------------------
    Aggregate Cost                                          $    29,616,591
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                           $     2,217,059
    Gross unrealized depreciation                                   (11,171)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                             $     2,205,888
    ----------------------------------------------------------------------------


5   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1998, the California Portfolio, Mississippi Portfolio and Ohio Portfolio had a balance outstanding pursuant to this line of credit of $3,140,000, $264,000 and $2,879,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the six months ended March 31, 1998.


6   Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

    The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    A summary of obligations under these financial instruments at March 31, 1998, is as follows:

                    Futures                                      Net
                    Contracts                                    Unrealized
                    Expiration                                   Appreciation
     Portfolio      Date       Contracts               Position  (Depreciation)
    ----------------------------------------------------------------------------
     California     6/98       121 US Treasury Bonds   Short              $741
    ----------------------------------------------------------------------------
     Massachusetts  6/98       100 US Treasury Bonds   Short             8,869
    ----------------------------------------------------------------------------
     Mississippi    6/98         7 US Treasury Bonds   Short               242
    ----------------------------------------------------------------------------
     Rhode Island   6/98        18 US Treasury Bonds   Short             1,596
    ----------------------------------------------------------------------------
     West Virginia  6/98        12 US Treasury Bonds   Short             1,925
    ----------------------------------------------------------------------------

    At March 31, 1998 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Eaton Vance Municipals Funds as of March 31, 1998

INVESTMENT MANAGEMENT

Eaton Vance Municipals Funds

Officers                       Independent Trustees

Thomas J. Fetter               Donald R. Dwight
President                      President, Dwight Partners, Inc.

James B. Hawkes                Samuel L. Hayes, III
Vice President and Trustee     Jacob H. Schiff Professor of Investment
                               Banking, Harvard University Graduate School of
Robert B. MacIntosh            Business Administration
Vice President
                               Norton H. Reamer
James L. O'Connor              President and Director, United Asset
Treasurer                      Management Corporation

Alan R. Dynner                 John L. Thorndike
Secretary                      Formerly Director, Fiduciary Company Incorporated

                               Jack L. Treynor
                               Investment Adviser and Consultant

Municipals Portfolios

Officers                       Independent Trustees

Thomas J. Fetter               Donald R. Dwight
President and Portfolio        President, Dwight Partners, Inc.
Manager of Florida,
New York and Ohio              Samuel L. Hayes, III
Municipals Portfolios          Jacob H. Schiff Professor of Investment
                               Banking, Harvard University Graduate School of
James B. Hawkes                Business Administration
Vice President and Trustee
                               Norton H. Reamer
Robert B. MacIntosh            President and Director, United Asset
Vice President and Portfolio   Management Corporation
Manager of Massachusetts
and Rhode Island               John L. Thorndike
Municipals Portfolio           Formerly Director, Fiduciary Company Incorporated

Timothy T. Browse              Jack L. Treynor
Vice President and Portfolio   Investment Adviser and Consultant
Manager of West Virginia
Municipals Portfolio

Cynthia J. Clemson
Vice President and Portfolio
Manager of California and
Mississippi Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

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Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123






Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110


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     This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                    MUNISRC-5/98